     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005

                                       Securities Act of 1933 File NO. 033-57732
                               Investment Company Act of 1940 File NO. 811-07462

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        PRE-EFFECTIVE AMENDMENT NO. [ ]
                      POST-EFFECTIVE AMENDMENT NO. 30 [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment NO. 31 [X]

                        (Check Appropriate Box or Boxes)


                                WM VARIABLE TRUST
               (Exact name of Registrant as specified in Charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (206) 461-3800

                                  John T. West
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

                                 With a copy to:

                            Joseph B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place
                                Boston, MA 02110
--------------------------------------------------------------------------------


It is proposed that this filing will become effective (check appropriate box):

[x] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on [date] pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on [date] pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      WM VARIABLE TRUST


                          PROSPECTUS


                         MAY 2, 2005


            STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                - Flexible Income Portfolio




                                - Conservative Balanced Portfolio




                                - Balanced Portfolio




                                - Conservative Growth Portfolio




                                - Strategic Growth Portfolio



                                  EQUITY FUNDS




                                - REIT Fund




                                - Equity Income Fund







                                - Growth & Income Fund




                                - West Coast Equity Fund




                                - Mid Cap Stock Fund




                                - Growth Fund




                                - Small Cap Value Fund





                                - Small Cap Growth Fund





                                - International Growth Fund



                      FIXED-INCOME FUNDS

                                - Short Term Income Fund




                                - U.S. Government Securities Fund




                                - Income Fund





                                - Money Market Fund



   This prospectus describes the Class 1 and Class 2 shares ("shares") of the
                             Portfolios and Funds.


  The Securities and Exchange Commission has not approved or disapproved these securities or

passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS


                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Strategic Asset Management Portfolios..................     5
                         Equity Funds...........................................    10
                         Fixed-Income Funds.....................................    19
                    Summary of Principal Risks..................................    23
                    Principal Risks by Fund.....................................    27
                    Fees and Expenses of the Portfolios and Funds...............    28
                    Estimated Aggregate Portfolio Expenses......................    30
                    Portfolio and Fund Investment Strategies and Risks..........    31
                         Strategic Asset Management Portfolios..................    31
                         Equity Funds...........................................    32
                         Fixed-Income Funds.....................................    34
                    Common Investment Practices.................................    36
                    Investing in the Portfolios and Funds.......................    43
                    Distribution Plan and Additional Information
                      Regarding Dealer Compensation.............................    45
                    Tax Considerations..........................................    47
                    How Net Asset Value Is Determined...........................    48
                    Advisor and Sub-Advisors....................................    48
                         Individual Fund Managers...............................    49
                    Management Fees.............................................    52
                    Financial Highlights........................................    54
                    Appendix A..................................................    74

RISK/RETURN SUMMARY


The WM Variable Trust (the "Trust") provides a broad range of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (the "Portfolios"). All of the Portfolios allocate their assets among certain of the funds of the Trust (the "Funds") in pursuing their investment objectives, and each of the Funds is available for direct investment. Additionally, each Portfolio may invest a portion of its assets in the High Yield Fund series of WM Trust I (the "WM High Yield Fund"), a diversified mutual fund managed by WM Advisors Inc. ("WM Advisors") which is not available for direct purchase through a variable annuity contract.



This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio and Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios and Funds, please see the Statement of Additional Information (the "SAI").




STRATEGIES AND RISKS



The principal investment strategies identified in this summary provide specific information about each of the Portfolios and Funds. In making investment decisions, there are some general principles WM Advisors and the sub-advisors apply. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.



With respect to the Portfolios, WM Advisors additionally considers the allocation of Portfolio assets. In doing so, it will generally consider, among other things, the following factors in making such decisions:



Federal Reserve monetary
  policy
Consumer debt
Corporate profits
Elections
Employment trends
Consumer spending
Currency flows
Commodity prices
Yield spreads
Stock market volume
Capital goods expenditures
Historical asset class returns
Cyclical and secular
  economic trends
Volatility analysis
Consumer confidence
Government budget deficits
Tax policy
Demographic trends
Mortgage demand
Business spending
Inflationary pressures
Housing trends
GDP growth
Historical financial market
  returns
Inventories
Investor psychology
Technology trends
Risk-return characteristics
Stock valuations
State and federal fiscal policy
Trade pacts
Interest rate changes
Business confidence
Geopolitical risks
Wage and payroll trends
Investment flows
Import prices
Factory capacity utilization
Market capitalization relative
  values
Productivity growth
Asset class correlations
Business activity
Performance attribution by
  allocation and sector



The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such a Portfolio or Fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Portfolio and Fund Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.

PERFORMANCE



Below the description of each Portfolio and Fund that has been in operation for a full calendar year as of the date of this prospectus is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years or for the life of the Portfolio or Fund if it has been in operation for less than ten years. The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and 2 shares of the Portfolio or Fund compare to returns of a broad-based securities market index for the past one, five, and ten years (or, in the case of a newer Portfolio, Fund, or Class, since inception of that Portfolio, Fund, or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


There can be no assurance that any Portfolio or Fund will achieve its objective. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79
2001                                                                              4.84
2002                                                                              2.14
2003                                                                             13.30
2004                                                                              6.47


During the periods shown above, the highest quarterly return was 6.48% (for the quarter ended 6/30/03), and the lowest was -1.24% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (9/9/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   6.47%          6.44%        7.50%        N/A
   CLASS 2 SHARES                                                   6.24%          N/A           N/A        6.74%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        6.91%       5.19%
   STANDARD & POORS ("S&P") 500 INDEX(3)                           10.87%         -2.30%        5.72%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      5.67%          5.90%        6.94%       5.62%



1 The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 20% in the S&P 500 Index and 80% in the Lehman Brothers Aggregate Bond Index.

CONSERVATIVE BALANCED PORTFOLIO


OBJECTIVE: This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation) consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio invests between 40% and 80% of its net assets in the Fixed-Income and WM High Yield Funds and between 20% and 60% of its net assets in the Equity Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each of the Funds in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1999                                                                              1.88
2000                                                                              5.03
2001                                                                              2.40
2002                                                                             -2.26
2003                                                                             17.09
2004                                                                              8.21


During the periods shown above, the highest quarterly return was 8.35% (for the quarter ended 6/30/03), and the lowest was -4.43% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (4/23/98)   (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   8.21%          5.90%        5.32%        N/A
   CLASS 2 SHARES                                                   7.88%          N/A           N/A        7.17%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        6.59%       5.19%
   S&P 500 INDEX(3)                                                10.87%         -2.30%        2.82%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      6.99%          3.99%        5.49%       5.94%



1 Effective August 1, 2000, the investment objective and policies of the Portfolio changed. Accordingly, the performance of the Portfolio shown above may not reflect what the Portfolio's performance would have been under its current investment objective and policies. The Portfolio's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 40% in the S&P 500 Index and 60% in the Lehman Brothers Aggregate Bond Index.

BALANCED PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their investments among certain of the Funds in pursuing their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income and WM High Yield Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78
2003                                                                             22.74
2004                                                                             10.12


During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  10.12%          4.41%        9.16%        N/A
   CLASS 2 SHARES                                                   9.83%          N/A           N/A        7.58%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        7.10%       5.19%
   S&P 500 INDEX(3)                                                10.87%         -2.30%        6.40%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      8.29%          1.98%        7.09%       6.13%



1 The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 60% in the S&P 500 Index and 40% in the Lehman Brothers Aggregate Bond Index.

CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.



The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56
2002                                                                            -15.52
2003                                                                             28.74
2004                                                                             11.78


During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99), and the lowest was -12.83% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  11.78%          2.71%        9.60%        N/A
   CLASS 2 SHARES                                                  11.58%        N/A          N/A           7.62%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        7.10%       5.19%
   S&P 500 INDEX(3)                                                10.87%         -2.30%        6.40%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      9.59%         -0.12%        6.81%       6.19%



1 The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 80% in the S&P 500 Index and 20% in the Lehman Brothers Aggregate Bond Index.

STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth and a corresponding level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.




The Portfolio may invest up to 25% of its assets in each of the Short Term Income, Money Market, and WM High Yield Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

(STRATEGIC GROWTH PORTFOLIO BAR GRAPH)

1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25
2002                                                                            -20.53
2003                                                                             33.07
2004                                                                             12.83


During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99), and the lowest was -17.07% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  12.83%          1.49%       10.64%     N/A
   CLASS 2 SHARES                                                  12.54%        N/A          N/A           7.50%
   S&P 500 INDEX(2)                                                10.87%         -2.30%        6.40%       6.13%
   RUSSELL 3000 INDEX(3)                                           11.95%         -1.16%        6.83%       7.50%



1 The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


3 This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

REIT FUND

OBJECTIVE: This Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES and fixed-income securities of issuers that are principally engaged in U.S. real estate or related industries. The Fund's investments may also include CONVERTIBLE SECURITIES, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS), REPURCHASE AGREEMENTS, and ZERO-COUPON BONDS.



WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive valuations that have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, low tenant concentration, and solid management demonstrating consistency in adding value and generating cash flow.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[STRATEGIC GROWTH PORTFOLIO BAR GRAPH]

2004                                                                             33.08


During the period shown above, the highest quarterly return was 15.77% (for the quarter ended 12/31/04), and the lowest was -5.59% (for the quarter ended 6/30/04). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                 SINCE       SINCE
                                                                                CLASS 1     CLASS 2
                                                                               INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   (5/1/03)    (8/5/03)
   -------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  33.08%       39.07%        N/A
   CLASS 2 SHARES                                                  32.72%         N/A       36.13%
   NAREIT ALL REIT INDEX(1)                                        30.41%       37.95%      32.63%



1 This index reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties.

EQUITY INCOME FUND

OBJECTIVE: This Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS and EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS, and REIT SECURITIES.


In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:


- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1999                                                                              2.49
2000                                                                             17.19
2001                                                                              7.92
2002                                                                            -12.51
2003                                                                             30.10
2004                                                                             19.12


During the periods shown above, the highest quarterly return was 15.69% (for the quarter ended 6/30/03), and the lowest was -14.67% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS     (4/28/98)     (5/1/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  19.12%         11.39%          9.30%          N/A
   CLASS 2 SHARES                                                  18.82%          N/A             N/A          9.42%
   S&P 500 INDEX(2)                                                10.87%         -2.30%          2.82%         0.92%
   S&P 500/BARRA VALUE INDEX(3)                                    15.71%          2.48%          3.95%         1.80%



1 Effective August 1, 2000, the investment objective and policies of the Fund changed. Accordingly, the performance of the Fund shown above may not reflect what the Fund's performance would have been under its current investment objective and policies.


2 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


3 This index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index.

GROWTH & INCOME FUND

OBJECTIVE: This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

1995                                                                             32.41
1996                                                                             21.81
1997                                                                              28.5
1998                                                                             18.98
1999                                                                             18.11
2000                                                                              2.36
2001                                                                             -3.51
2002                                                                            -21.16
2003                                                                              26.8
2004                                                                              9.08


During the periods shown above, the highest quarterly return was 21.74% (for the quarter ended 12/31/98), and the lowest was -16.74% (for the quarter ended 9/30/2002). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   9.08%          1.50%         12.11%          N/A
   CLASS 2 SHARES                                                   8.78%          N/A             N/A          3.69%
   S&P 500 INDEX(1)                                                10.87%         -2.30%         12.07%         6.13%



1 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.

WEST COAST EQUITY FUND

OBJECTIVE: This Fund seeks to provide long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon, and Washington. The Fund's investments may include REIT SECURITIES.


In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:


- Market Risk                     - Geographic Concentration Risk   - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Real Estate Risk                - Smaller Company Risk
- Foreign Investment Risk         - Derivatives Risk                - Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

1999                                                                             40.37
2000                                                                              6.30
2001                                                                              6.88
2002                                                                            -22.55
2003                                                                             43.35
2004                                                                             13.03


During the periods shown above, the highest quarterly return was 42.26% (for the quarter ended 12/31/98), and the lowest was -25.94% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                                SINCE       SINCE
                                                                                               CLASS 2     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (4/28/98)   (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  13.03%          7.35%       12.45%        N/A
   CLASS 2 SHARES                                                  12.72%          N/A           N/A        9.74%
   RUSSELL 3000 INDEX(1)                                           11.95%         -1.16%        3.28%       7.50%



1 This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

MID CAP STOCK FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index (approximately $0.34 billion to $9.41 billion as of December 31, 2004) at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.


In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:


- Market Risk                     - Leveraging Risk                 - Real Estate Risk
- Credit Risk                     - Management Risk                 - Derivatives Risk
- Currency Risk                   - Smaller Company Risk            - Liquidity Risk
- Foreign Investment Risk         - Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

2001                                                                             11.99
2002                                                                            -10.35
2003                                                                             27.73
2004                                                                             14.59


During the periods shown above, the highest quarterly return was 14.46% (for the quarter ended 12/31/01), and the lowest was -13.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                 SINCE       SINCE
                                                                                CLASS 1     CLASS 2
                                                                               INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   (5/1/00)    (5/1/01)
   -------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  14.59%       12.39%        N/A
   CLASS 2 SHARES                                                  14.28%         N/A        9.30%
   S&P MIDCAP 400 INDEX(1)                                         16.48%        8.29%       8.85%



1 This is an unmanaged index of the common stocks of 400 mid-size companies selected on the basis of market capitalization, liquidity, and industry representation.

GROWTH FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.


In selecting investments for the Fund, the Fund's sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the proportion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

1995                                                                             37.34
1996                                                                             16.15
1997                                                                             11.24
1998                                                                             59.04
1999                                                                             97.09
2000                                                                            -22.04
2001                                                                            -29.05
2002                                                                            -31.01
2003                                                                             29.18
2004                                                                              8.22


During the periods shown above, the highest quarterly return was 43.43% (for the quarter ended 12/31/99), and the lowest was -24.27% (for the quarter ended 3/31/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   8.22%        -11.81%         11.49%          N/A
   CLASS 2 SHARES                                                   8.01%          N/A             N/A          0.32%
   RUSSELL 1000 GROWTH INDEX(1)                                     6.30%         -9.29%          9.59%         2.70%



1 This index represents the performance of those companies in the Russell 1000
  Index (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

SMALL CAP VALUE FUND

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in publicly traded small-cap equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index (approximately $0.66 billion to $3.61 billion as of December 31, 2004) at the time of purchase.



In selecting investments for the Fund, WM Advisors uses a value approach that focuses on securities of companies that WM Advisors believes are trading at a meaningful discount from the value of the companies' assets and ongoing operations. WM Advisors generally uses a long-term investment approach and will sell a security when it believes that the full value of the business entity is reflected in the security's price. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk



PERFORMANCE INFORMATION FOR THE SMALL CAP VALUE FUND IS NOT AVAILABLE BECAUSE THE FUND HAD NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR AS OF THE DATE OF THIS PROSPECTUS.

SMALL CAP GROWTH FUND


OBJECTIVE: This Fund seeks to provide long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index (approximately $0.66 billion to $3.61 billion as of December 31, 2004) at the time of purchase.



In selecting investments for the Fund, the Fund's sub-advisors look for individual companies that they believe offer potential for organic growth. Companies are evaluated on their individual merit; their ability to generate earnings growth; and their superior management teams, products, and services. The broad evaluation of particular sector and market trends is also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

I1995E                                                                           30.99
I1996E                                                                           10.04
I1997E                                                                           12.59
I1998E                                                                            8.09
I1999E                                                                           71.09
I2000E                                                                          -10.58
I2001E                                                                          -12.73
I2002E                                                                          -47.15
I2003E                                                                           71.40
I2004E                                                                            4.68


During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -41.41% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (5/1/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   4.68%         -5.84%          8.29%          N/A
   CLASS 2 SHARES                                                   4.49%          N/A             N/A         -2.44%
   RUSSELL 2000 GROWTH INDEX(2)                                    14.31%         -3.57%          7.12%         3.37%



1 The Fund's performance through December 31, 1995 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2 This index measures the performance of those companies in the Russell 2000
  Index (the 2,000 smallest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

INTERNATIONAL GROWTH FUND

OBJECTIVE: This Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.



In selecting investments for the Fund, Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

1995                                                                              6.61
1996                                                                              9.04
1997                                                                             -2.64
1998                                                                              5.20
1999                                                                             51.96
2000                                                                            -19.84
2001                                                                            -17.78
2002                                                                            -15.71
2003                                                                             35.51
2004                                                                             13.60


During the periods shown above, the highest quarterly return was 28.87% (for the quarter ended 12/31/99), and the lowest was -20.65% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  13.60%         -3.08%          4.46%          N/A
   CLASS 2 SHARES                                                  13.33%          N/A             N/A          9.83%
   MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(1)              20.70%         -0.80%          5.94%        13.13%



1 This market-capitalization weighted index includes the stock markets of 21 countries in Europe, Australasia, and the Far East.

SHORT TERM INCOME FUND

OBJECTIVE: This Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment grade"). Under normal circumstances, the Fund maintains a dollar-weighted average duration of three years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates.



The Fund's investments may include corporate securities, U.S. and FOREIGN GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, MORTGAGE-BACKED and ASSET-BACKED SECURITIES, and REITS.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Derivatives Risk
- Credit Risk                     - Real Estate Risk                - Liquidity Risk
- Currency Risk                   - Leveraging Risk                 - Management Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

1995                                                                             9.30
1996                                                                             3.74
1997                                                                             5.90
1998                                                                             5.28
1999                                                                             2.89
2000                                                                             8.23
2001                                                                             8.15
2002                                                                             6.26
2003                                                                             5.52
2004                                                                             2.07


During the periods shown above, the highest quarterly return was 3.31% (for the quarter ended 6/30/95), and the lowest was -1.41% (for the quarter ended 6/30/04). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   2.07%         6.02%           5.71%          N/A
   CLASS 2 SHARES                                                   1.60%          N/A             N/A          4.08%
   CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX(1)       1.94%         6.28%           6.66%         4.28%



1 This index measures the performance of bonds, including U.S. and non-U.S.
  corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years.

U.S. GOVERNMENT SECURITIES FUND


OBJECTIVE: This Fund seeks to provide a high level of current income consistent with safety and liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.

The Fund invests without limit in obligations of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, but only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). The Fund may invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. government securities. Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

Among the principal risks of investing in the Fund are:


- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Derivatives Risk                - Management Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1995                                                                             16.89
1996                                                                              3.69
1997                                                                              9.42
1998                                                                              7.03
1999                                                                              0.51
2000                                                                              9.73
2001                                                                              7.79
2002                                                                              8.87
2003                                                                              2.14
2004                                                                              3.78


During the periods shown above, the highest quarterly return was 5.29% (for the quarter ended 6/30/95), and the lowest was -1.20% (for the quarter ended 3/31/96). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   3.78%         6.42%           6.89%          N/A
   CLASS 2 SHARES                                                   3.59%          N/A             N/A          3.94%
   CITIGROUP MORTGAGE INDEX(2)                                      4.81%         7.20%           7.57%         4.83%



1 The Fund's performance through December 31, 1995 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


2 This index represents the mortgage-backed securities component of Citigroup's
  Broad Investment-Grade Bond Index, and it consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

INCOME FUND

OBJECTIVE: This Fund seeks to provide a high level of current income consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate securities, U.S. GOVERNMENT SECURITIES, and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in BELOW-INVESTMENT-GRADE SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REITS.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Derivatives Risk
- Credit Risk                     - Real Estate Risk                - Liquidity Risk
- Currency Risk                   - Leveraging Risk                 - Management Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)

[BAR GRAPH]

1995                                                                             25.09
1996                                                                              0.43
1997                                                                             11.35
1998                                                                              7.45
1999                                                                             -2.16
2000                                                                             10.45
2001                                                                              8.08
2002                                                                              9.61
2003                                                                              9.78
2004                                                                              5.56


During the periods shown above, the highest quarterly return was 8.47% (for the quarter ended 6/30/95), and the lowest was -4.77% (for the quarter ended 3/31/96). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   5.56%         8.68%           8.35%          N/A
   CLASS 2 SHARES                                                   5.31%          N/A             N/A          7.18%
   CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX(1)                   4.48%         7.73%           7.74%         5.22%



1 This index measures the performance of bonds, including U.S. and non-U.S.
  corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

MONEY MARKET FUND

OBJECTIVE: This Fund seeks to maximize current income while preserving capital and maintaining liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING AND VARIABLE RATE SECURITIES, municipal obligations, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, and DELAYED-DELIVERY TRANSACTIONS.


Among the principal risks of investing in the Fund are:


- Market Risk                     - Foreign Investment Risk         - Management Risk
- Credit Risk                     - Liquidity Risk                  - Money Market Risk
- Fund-of-Funds Risk



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1995                                                                             5.46
1996                                                                             4.97
1997                                                                             4.99
1998                                                                             5.01
1999                                                                             4.56
2000                                                                             5.79
2001                                                                             3.68
2002                                                                             1.39
2003                                                                             0.65
2004                                                                             0.85


During the periods shown above, the highest quarterly return was 1.49% (for the quarter ended 9/30/00), and the lowest was 0.13% (for the quarter ended 6/30/04). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   0.85%         2.45%           3.72%          N/A
   CLASS 2 SHARES                                                   0.59%          N/A             N/A          0.74%
   CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(2)                    1.24%         2.79%           4.00%         1.39%



1 The Fund's performance through December 31, 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.


2 This is an unmanaged index that measures the performance of 3-month U.S.
  Treasury bills currently available in the marketplace.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Portfolios and Funds. Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Portfolio and Fund Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Portfolios and Funds, their investments, and related risks.



MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, Funds that focus investments in "value" or "growth" stocks are subject to the risk that the market may not favor the particular securities in which the Funds may invest. Growth stocks also generally trade at higher multiples of current earnings than other stocks and may therefore be more sensitive to changes in current or expected earnings.


One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline to the extent the Portfolio or Fund holds income-producing equity or fixed-income investments because such investments are likely to be worth less.


Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality fixed-income securities, such as U.S. GOVERNMENT SECURITIES.



Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAYMENT-IN-KIND securities.



Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.



The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.



CREDIT RISK. Each of the Portfolios and Funds may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS, or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and WM High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds that invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.



FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.



GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon, and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.



LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Portfolio or Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.



REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Short Term Income, Income, and WM High Yield Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.

DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.



MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.



SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The Equity Funds and the WM High Yield Fund generally have the greatest exposure to this risk.



MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the Fund's purchasing power over time.



FUND-OF-FUNDS RISK. The Portfolios invest in shares of the Equity, Fixed-Income, and WM High Yield Funds. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Funds, a redemption or reallocation by the Portfolios away from a Fund could cause the Fund's expenses to increase and may result in a Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

 The table below shows the percentage of shares outstanding of each Fund owned by the Portfolios as of December 31, 2004:




                                                                              PORTFOLIOS
                                               ------------------------------------------------------------------------------
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.9%         2.9%         44.9%        31.2%         14.3%      98.2%
  Equity Income Fund                              3.7%         2.0%         30.6%        21.7%          9.4%      67.4%
  Growth & Income Fund                            5.7%         2.0%         31.7%        26.4%         13.1%      78.9%
  West Coast Equity Fund                          1.9%         1.5%         26.3%        21.6%         11.7%      63.0%
  Mid Cap Stock Fund                              5.9%         2.1%         33.5%        26.7%         15.6%      83.8%
  Growth Fund                                     5.0%         2.1%         33.7%        26.8%         12.3%      79.9%
  Small Cap Value Fund                            5.8%         2.4%         41.4%        33.5%         16.9%     100.0%
  Small Cap Growth Fund                           4.0%         1.7%         27.6%        23.1%         11.1%      67.5%
  International Growth Fund                       0.0%         2.8%         38.8%        32.0%         16.2%      89.8%
  Short Term Income Fund                         45.1%         6.2%         12.9%         0.0%          0.0%      64.2%
  U.S. Government Securities Fund                25.3%         5.9%         38.8%        11.4%          0.0%      81.4%
  Income Fund                                    25.5%         5.7%         35.4%         6.9%          0.0%      73.5%
  WM High Yield Fund                              2.0%         0.0%          4.1%         2.0%          1.0%       9.1%



PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed previously. As a result, the Portfolios share the risks of each of the Funds in which they invest.



In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE SECURITIES ("junk bonds"). The Portfolios may also be exposed to FOREIGN INVESTMENT RISK through their investments in the Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund. Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about the tax implications of investing in the Portfolios.


Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.


The officers, trustees, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

PRINCIPAL RISKS BY FUND


The following chart summarizes the principal risks of each Fund other than market risk, credit risk, liquidity risk, management risk, and fund-of-funds risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                                               FOREIGN        GEOGRAPHIC
                             CURRENCY        INVESTMENT      CONCENTRATION     LEVERAGING       REAL ESTATE      DERIVATIVES
  FUND                         RISK             RISK             RISK             RISK             RISK             RISK
  ---------------------------------------------------------------------------------------------------------------------------
  REIT FUND                      X                X                                 X                X                X
  EQUITY INCOME FUND             X                X                                 X                X                X
  GROWTH & INCOME FUND           X                X                                 X                X                X
  WEST COAST EQUITY
  FUND                           X                X                X                X                X                X
  MID CAP STOCK FUND             X                X                                 X                X                X
  GROWTH FUND                    X                X                                 X                                 X
  SMALL CAP VALUE FUND           X                X                                 X                X                X
  SMALL CAP GROWTH FUND          X                X                                 X                                 X
  INTERNATIONAL GROWTH
  FUND                           X                X                                 X                                 X
  SHORT TERM INCOME
  FUND                           X                X                                 X                X                X
  U.S. GOVERNMENT
  SECURITIES FUND                                                                   X                                 X
  INCOME FUND                    X                X                                 X                X                X
  MONEY MARKET FUND                               X
  WM HIGH YIELD FUND             X                X                                 X                                 X


                            SMALLER       MONEY MARKET
  FUND                   COMPANY RISK         RISK
  ---------------------  -----------------------------
  REIT FUND                    X
  EQUITY INCOME FUND           X
  GROWTH & INCOME FUND         X
  WEST COAST EQUITY
  FUND                         X
  MID CAP STOCK FUND           X
  GROWTH FUND                  X
  SMALL CAP VALUE FUND         X
  SMALL CAP GROWTH FUND        X
  INTERNATIONAL GROWTH
  FUND                         X
  SHORT TERM INCOME
  FUND
  U.S. GOVERNMENT
  SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND                            X
  WM HIGH YIELD FUND           X

FEES AND EXPENSES OF THE PORTFOLIOS AND FUNDS


Each of the Portfolios and Funds offers Class 1 and Class 2 shares, which are subject to different fees and expenses. The following tables describe the fees and expenses that you may pay if you invest in Class 1 or 2 shares of a Portfolio or Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.



                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
CLASS 1 SHARES                                            DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES       FEES     EXPENSES     EXPENSES
................................................................................................
  Flexible Income Portfolio(1)                    0.10%       0.00%     0.18%         0.28%
................................................................................................
  Conservative Balanced Portfolio(1)              0.10%       0.00%     0.23%         0.33%
................................................................................................
  Balanced Portfolio(1)                           0.10%       0.00%     0.18%         0.28%
................................................................................................
  Conservative Growth Portfolio(1)                0.10%       0.00%     0.18%         0.28%
................................................................................................
  Strategic Growth Portfolio(1)                   0.10%       0.00%     0.19%         0.29%
................................................................................................
  REIT Fund                                       0.80%       0.00%     0.08%         0.88%
................................................................................................
  Equity Income Fund                              0.62%       0.00%     0.05%         0.67%
................................................................................................
  Growth & Income Fund                            0.76%       0.00%     0.03%         0.79%
................................................................................................
  West Coast Equity Fund                          0.62%       0.00%     0.07%         0.69%
................................................................................................
  Mid Cap Stock Fund                              0.75%       0.00%     0.06%         0.81%
................................................................................................
  Growth Fund                                     0.88%       0.00%     0.07%         0.95%
................................................................................................
  Small Cap Value Fund                            0.85%       0.00%     0.23%         1.08%
................................................................................................
  Small Cap Growth Fund                           0.87%       0.00%     0.11%         0.98%
................................................................................................
  International Growth Fund                       0.91%       0.00%     0.25%         1.16%
................................................................................................
  Short Term Income Fund                          0.50%       0.00%     0.11%         0.61%
................................................................................................
  U.S. Government Securities Fund                 0.50%       0.00%     0.04%         0.54%
................................................................................................
  Income Fund                                     0.50%       0.00%     0.05%         0.55%
................................................................................................
  Money Market Fund                               0.45%       0.00%     0.18%         0.63%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
CLASS 1 SHARES                             AND REDEMPTION AT THE END OF EACH PERIOD:
-----------------------------------------  -----------------------------------------------

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
..........................................
  Flexible Income Portfolio(1)               $29        $90       $157        $356
..........................................
  Conservative Balanced Portfolio(1)         $34       $106       $185        $418
..........................................
  Balanced Portfolio(1)                      $29        $90       $157        $356
..........................................
  Conservative Growth Portfolio(1)           $29        $90       $157        $356
..........................................
  Strategic Growth Portfolio(1)              $30        $93       $163        $368
..........................................
  REIT Fund                                  $90       $281       $488      $1,084
..........................................
  Equity Income Fund                         $68       $214       $373        $835
..........................................
  Growth & Income Fund                       $81       $252       $439        $978
..........................................
  West Coast Equity Fund                     $70       $221       $384        $859
..........................................
  Mid Cap Stock Fund                         $83       $259       $450      $1,002
..........................................
  Growth Fund                                $97       $303       $525      $1,166
..........................................
  Small Cap Value Fund                      $110       $343       $595      $1,317
..........................................
  Small Cap Growth Fund                     $100       $312       $542      $1,201
..........................................
  International Growth Fund                 $118       $368       $638      $1,409
..........................................
  Short Term Income Fund                     $62       $195       $340        $762
..........................................
  U.S. Government Securities Fund            $55       $173       $302        $677
..........................................
  Income Fund                                $56       $176       $307        $689
..........................................
  Money Market Fund                          $64       $202       $351        $786
----------------------------------------------------------------------------------------------



  1 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."


                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
CLASS 2 SHARES                                            DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
................................................................................................
  Flexible Income Portfolio(2)                    0.10%       0.25%     0.18%         0.53%
................................................................................................
  Conservative Balanced Portfolio(2)              0.10%       0.25%     0.23%         0.58%
................................................................................................
  Balanced Portfolio(2)                           0.10%       0.25%     0.18%         0.53%
................................................................................................
  Conservative Growth Portfolio(2)                0.10%       0.25%     0.18%         0.53%
................................................................................................
  Strategic Growth Portfolio(2)                   0.10%       0.25%     0.19%         0.54%
................................................................................................
  REIT Fund                                       0.80%       0.25%     0.08%         1.13%
................................................................................................
  Equity Income Fund                              0.62%       0.25%     0.05%         0.92%
................................................................................................
  Growth & Income Fund                            0.76%       0.25%     0.03%         1.04%
................................................................................................
  West Coast Equity Fund                          0.62%       0.25%     0.07%         0.94%
................................................................................................
  Mid Cap Stock Fund                              0.75%       0.25%     0.06%         1.06%
................................................................................................
  Growth Fund                                     0.88%       0.25%     0.07%         1.20%
................................................................................................
  Small Cap Growth Fund                           0.87%       0.25%     0.11%         1.23%
................................................................................................
  International Growth Fund                       0.91%       0.25%     0.25%         1.41%
................................................................................................
  Short Term Income Fund                          0.50%       0.25%     0.11%         0.86%
................................................................................................
  U.S. Government Securities Fund                 0.50%       0.25%     0.04%         0.79%
................................................................................................
  Income Fund                                     0.50%       0.25%     0.05%         0.80%
................................................................................................
  Money Market Fund                               0.45%       0.25%     0.18%         0.88%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
CLASS 2 SHARES                             AND REDEMPTION AT THE END OF EACH PERIOD:
-----------------------------------------  -----------------------------------------------

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
..........................................
  Flexible Income Portfolio(2)               $54       $170       $296        $665
..........................................
  Conservative Balanced Portfolio(2)         $59       $186       $324        $726
..........................................
  Balanced Portfolio(2)                      $54       $170       $296        $665
..........................................
  Conservative Growth Portfolio(2)           $54       $170       $296        $665
..........................................
  Strategic Growth Portfolio(2)              $55       $173       $302        $677
..........................................
  REIT Fund                                 $115       $359       $622      $1,375
..........................................
  Equity Income Fund                         $94       $293       $509      $1,131
..........................................
  Growth & Income Fund                      $106       $331       $574      $1,271
..........................................
  West Coast Equity Fund                     $96       $300       $520      $1,155
..........................................
  Mid Cap Stock Fund                        $108       $337       $585      $1,294
..........................................
  Growth Fund                               $121       $381       $660      $1,455
..........................................
  Small Cap Growth Fund                     $125       $390       $676      $1,489
..........................................
  International Growth Fund                 $144       $446       $771      $1,691
..........................................
  Short Term Income Fund                     $88       $274       $477      $1,061
..........................................
  U.S. Government Securities Fund            $81       $252       $439        $978
..........................................
  Income Fund                                $82       $255       $444        $990
..........................................
  Money Market Fund                          $90       $281       $488      $1,084
-----------------------------------------------------------------------------------------------



  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Dealer Compensation."


  2 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."

ESTIMATED AGGREGATE PORTFOLIO EXPENSES


The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses shown in the tables under "Fees and Expenses of the Portfolios and Funds" for each Portfolio and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio at December 31, 2004. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.



                                                                                               EXAMPLES: YOU WOULD PAY
                                                                                           THE FOLLOWING COMBINED EXPENSES
                                                                                        ON A $10,000 INVESTMENT ASSUMING A 5%
                                                                                            ANNUAL RETURN AND REDEMPTION
PORTFOLIO                                                                                    AT THE END OF EACH PERIOD.
---------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL ANNUAL
                                                               COMBINED OPERATING
                                                                    EXPENSES            1 YEAR   3 YEARS   5 YEARS   10 YEARS
..................................................................................................................................
  CLASS 1 SHARES
  Flexible Income Portfolio                                           0.91%               $93     $290      $504      $1,120
  Conservative Balanced Portfolio                                     1.01%              $103     $322      $558      $1,236
  Balanced Portfolio                                                  1.03%              $105     $328      $569      $1,259
  Conservative Growth Portfolio                                       1.09%              $111     $347      $601      $1,329
  Strategic Growth Portfolio                                          1.14%              $116     $362      $628      $1,386
  CLASS 2 SHARES
  Flexible Income Portfolio                                           1.16%              $118     $368      $638      $1,409
  Conservative Balanced Portfolio                                     1.26%              $128     $400      $692      $1,523
  Balanced Portfolio                                                  1.28%              $130     $406      $702      $1,545
  Conservative Growth Portfolio                                       1.34%              $136     $425      $734      $1,613
  Strategic Growth Portfolio                                          1.39%              $142     $440      $761      $1,672



At December 31, 2004, the Portfolios' assets were allocated among the underlying Funds as follows:



                                      FLEXIBLE          CONSERVATIVE                           CONSERVATIVE         STRATEGIC
                                       INCOME             BALANCED           BALANCED             GROWTH             GROWTH
FUND                                  PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                               1%                 2%                  4%                 4%                  5%
  Equity Income Fund                      4%                 7%                 11%                12%                 12%
  Growth & Income Fund                    7%                 9%                 14%                19%                 22%
  West Coast Equity Fund                  1%                 3%                  5%                 7%                  9%
  Mid Cap Stock Fund                      3%                 4%                  6%                 8%                 11%
  Growth Fund                             6%                 9%                 13%                18%                 19%
  Small Cap Value Fund                    1%                 2%                  3%                 4%                  4%
  Small Cap Growth Fund                   1%                 2%                  3%                 4%                  4%
  International Growth Fund               0%                 4%                  6%                 8%                  9%
  Short Term Income Fund                 12%                 6%                  1%                 0%                  0%
  U.S. Government Securities
    Fund                                 32%                27%                 17%                 8%                  0%
  Income Fund                            25%                19%                 12%                 4%                  0%
  WM High Yield Fund                      7%                 6%                  5%                 4%                  5%

PORTFOLIO AND FUND INVESTMENT STRATEGIES AND RISKS



This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.


STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.

  In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

  In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

  - short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;


  - other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch"), or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;

  - commercial paper, including master notes;

  - bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and

  - repurchase agreements.

  At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS


REIT FUND. Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in real estate investment trust ("REIT") securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. It may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.



EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.



GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities.



WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four-state area.

  The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").


MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index (approximately $0.34 billion to $9.41 billion as of December 31, 2004). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

  The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities such as bonds, convertible bonds, preferred stock, and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


  The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.


  The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC ("Janus"); OppenheimerFunds, Inc. ("Oppenheimer"); and Salomon Brothers Asset Management, Inc. ("Salomon"). WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.



SMALL CAP VALUE FUND. The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase (approximately $0.66 billion to $3.61 billion as of December 31, 2004). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.



SMALL CAP GROWTH FUND. The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase (approximately $0.66 billion to $3.61 billion as of December 31, 2004). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believe that doing so will be consistent with the goal of capital appreciation.


  The Fund's portfolio is managed by two sub-advisors: Delaware Management Company ("Delaware") and Oberweis Asset Management, Inc. ("Oberweis"). WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.



INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization.


  The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

  The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P, or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.


  The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.


FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

  The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors.


  The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.


  The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.



U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies, and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.


INCOME FUND. The Income Fund invests most of its assets in:
  - fixed-income and convertible securities;

  - U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

  - commercial mortgage-backed securities;
  - obligations of U.S. banks that belong to the Federal Reserve System;
  - preferred stocks and convertible preferred stocks;

  - the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and

  - deposits in U.S. banks.

  The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts.


  The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").



MONEY MARKET FUND. The Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities, or instrumentalities, or securities that are, or have issuers that are:


  - rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

  - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or
  - if not so rated, are determined to be of comparable quality.

  In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

  - U.S. government securities;

  - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs;

  - obligations of U.S. and foreign banks with assets of more than $500 million;

  - U.S. dollar-denominated securities issued by foreign governments, their agencies, or instrumentalities or by supranational entities;

  - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and
  - repurchase agreements.

  A description of the rating systems of S&P, Fitch, and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.



WM HIGH YIELD FUND. The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing and emerging countries and engage in hedging strategies involving options.

COMMON INVESTMENT PRACTICES


The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest and strategies that WM Advisors or the respective sub-advisors may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.



BELOW-INVESTMENT-GRADE SECURITIES. The Growth & Income, Growth, and Income Funds may each invest up to 35% of their total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds may each invest up to 20% of their assets in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." The WM High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets in such securities.


  Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.



BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, and Money Market Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, and WM High Yield Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the respective Portfolios and Funds.


  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar securities (same type, coupon, and maturity) on a specified future date, typically in 30 or 60 days. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities that will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.


  Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and WM High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).



FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.
  The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.


FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase floating rate, inverse floating rate, and variable rate securities, including participation interests therein and assignments thereof.

  The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate, and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.


  Each of the REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High-Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors and the sub-advisors will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.


  Each of the Funds other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.


  In addition, a Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.


  While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.



FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and

  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.


  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.


  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.


  The Equity Funds and the Short Term Income, Income, and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY

RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.



GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of the Fund's investments, as well as the current and past financial condition of Alaska, California, Oregon, and Washington. See the SAI for a more detailed description of these risks.



HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:
  - repurchase agreements with maturities greater than seven days;
  - time deposits maturing in more than seven days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven days; and

  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Portfolios and Funds.

  Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.



LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, Money Market, and WM High Yield Funds each may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.

  To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment.
  In addition, like other fixed-income securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at times when they wish to do so.


  In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.


  The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, Money Market, and WM High Yield Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, including home equity loans; and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.



REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in real estate investment trusts, known as "REITs." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills; are not diversified; and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


  Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.


  Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leveraging risk, and management risk.

  All the above are collectively referred to as "strategic transactions." Strategic transactions may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Portfolio's or Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Portfolio's or Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;

  - to manage the effective maturity or duration of the Portfolio's or Fund's portfolio; and

  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.
  The use of strategic transactions involves special considerations and risks; for example:
  - the ability of the Portfolio or Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;
  - the risk that the other party to a strategic transaction will fail to meet its obligations to the Portfolio or Fund;

  - the risk that the Portfolio or Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and
  - the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of any related portfolio positions.
  Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.


U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.



WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.


  When-issued securities may include bonds purchased on a "when, as, and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Fund's NAV.



PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. With the exception of the Money Market Fund, historical portfolio turnover rates for each of the Portfolios and Funds are shown under "Financial Highlights" in this prospectus. WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

INVESTING IN THE PORTFOLIOS AND FUNDS


Shares of the Portfolios and Funds are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Portfolios and Funds reserve the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Portfolios and Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Funds corresponding to such divisions. Shares of the Portfolios and Funds are purchased and redeemed at NAV without sales or redemption charges.


  For each day on which a Portfolio's or Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio and Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.

  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.


MARKET TIMING. The Portfolios and Funds are not intended for "market timing" or other forms of abusive short-term trading. If the Portfolios and Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Portfolio and Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies which can occur if the valuation of a Portfolio's or Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Portfolio's or Fund's net asset value per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Portfolio's or Fund's net asset value per share for long-term investors.


  Frequent traders wishing to engage in market timing should not purchase the Portfolios or Funds.


  The Board of Trustees has adopted policies and procedures designed to deter market timing with respect to each Portfolio and each Fund other than the Money Market Fund. The procedures include the use of "fair value" pricing and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. In addition, the Portfolios and Funds may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts"). Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Funds' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders identified as market timers. The Funds reserve the right to reject any purchases, including purchases by exchange.


  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Portfolio and each Fund other than the Money Market Fund, which is intended for short-term investment horizons, there is no assurance that short-term trading will not occur.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds and Portfolios disclose their month-end portfolio holdings on the Distributor's Web site for the Funds and Portfolios at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Funds and Portfolios may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' and Portfolios' policies and procedures with respect to the disclosure of the Funds' and Portfolios' portfolio securities is available in the Portfolios' and Funds' SAI and on the Web site at wmgroupoffunds.com.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING DEALER COMPENSATION



  Each of the Portfolios and Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class 2 shares (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Portfolios and Funds under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the remaining amount of the fees.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell variable annuities, variable life insurance contracts, and certain retirement plans that are funded through investments in or may offer as investment options the Portfolios and Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling such variable annuities, variable life insurance contracts, and shares of the Portfolios and Funds to retirement plans and/or providing services to shareholders of such contracts or beneficiaries of plans. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 fee that the Portfolios or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.



ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Portfolios or Funds. The Distributor also makes ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Portfolios and Funds as investment options.



OTHER PAYMENTS TO INTERMEDIARIES. In addition to the ongoing payments and reimbursement of costs associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Portfolios and Funds, or may sell shares of the Portfolios and Funds to retirement plans, for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Portfolio and Fund shares, or 0.25% of the current year's sales of Portfolio and Fund shares to retirement plans by that financial intermediary.


  For 2004, the Distributor's total payments to these firms for distribution services related to the WM Group of Funds represented approximately 0.01% of the average daily net assets of the WM Group of Funds, or approximately $315,000.


  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's sales; assets and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans; and the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Portfolio and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Portfolios and Funds and related investor services.


  Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.


  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Portfolios, the Funds, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.


  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Portfolios and Funds as investment options, or for the distribution of shares of the Portfolios and Funds to retirement plans that (other than ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:



Advantage Capital Corporation


AIG Advisors, Inc.


American Portfolios Financial Services, Inc.


FFP Securities, Inc.


FSC Securities Corporation


H. Beck, Inc.


Investacorp, Inc.


NFP Securities, Inc.


Royal Alliance Associates, Inc.


Triad Advisors, Inc.


WM Financial Services, Inc.



  To obtain a current list of such firms, call 800-222-5852.


  Although the Advisor and/or a Fund's sub-advisor may use brokers who sell shares of the Portfolios and Funds to effect portfolio transactions, the sale of Portfolio and Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions and the Portfolios and Funds have adopted procedures to ensure that the sale of Portfolio and Fund shares is not considered when selecting brokers to effect portfolio transactions.


  Your insurance contract imposes other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that may be assessed.

TAX CONSIDERATIONS


The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.

  Each Portfolio and Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Trust intends that it and each Portfolio and Fund will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Fund incurring such liability will be adversely affected. In addition, Portfolios or Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios or Funds.
  Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio or Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Portfolio or Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio and Fund. Dividends and distributions paid by a Fund or Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio or Fund. The Money Market Fund intends to distribute its net income as dividends for each day that net asset value is determined. Such dividends will be declared daily and paid monthly. Each of the Portfolios and the Funds other than the Money Market Fund will declare and pay dividends annually. All Portfolios and Funds will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio or Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS OR FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS OR FUNDS.

HOW NET ASSET VALUE IS DETERMINED



Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolios' and Funds' NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolios' and Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Under unusual circumstances, the Money Market Fund may determine its NAV on days which the New York Stock Exchange is not open for regular trading.


  In addition, the Portfolios and Funds have adopted fair value pricing procedures and methodologies which, among other things, generally require the Portfolios and Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios and Funds.



ADVISOR AND SUB-ADVISORS



The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities with respect to the Growth, Small Cap Growth, and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information, see the SAI.


  WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Portfolio's or Fund's investment performance, and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.


  The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated below and are responsible for continuously reviewing, supervising, and administering such Funds' respective investment programs:



CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately $162 billion as of December 31, 2004.



DELAWARE MANAGEMENT COMPANY ("Delaware"), 2005 Market Street, Philadelphia, Pennsylvania 19103, acts as one of two sub-advisors to the Small Cap Growth Fund. Delaware is a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings,

Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of December 31, 2004, DMH and it subsidiaries had approximately $100 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries and are subject to the ultimate control of Lincoln National Corporation. Lincoln National Corporation is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.



JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, acts as one of three sub-advisors to the Growth Fund. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2004, JCG's assets under management were approximately $139 billion.



OBERWEIS ASSET MANAGEMENT, INC. ("Oberweis"), 951 Ice Cream Drive, North Aurora, Illinois 60542, acts as one of two sub-advisors to the Small Cap Growth Fund. Oberweis is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2004, Oberweis had approximately $925 million in assets under management.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $170 billion in assets as of March 31, 2005, including OppenheimerFunds with more than 7 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.



SALOMON BROTHERS ASSET MANAGEMENT, INC. ("Salomon"), 399 Park Avenue, New York, New York 10022, acts as one of three sub-advisors to the Growth Fund. Salomon is an indirect, wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). Salomon was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking, and securities trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, Salomon had approximately $79.9 billion in assets under management.



INDIVIDUAL FUND MANAGERS



WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of Portfolio and Fund shares.



RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since February 1999. Mr. Yoakum has been employed by WM Advisors since 1999. Prior to Mr. Yoakum's joining WM Advisors, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for two years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.



MICHAEL D. MEIGHAN, CFA, Vice President and Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.



STEPHEN Q. SPENCER, CFA, First Vice President and Senior Portfolio Manager of WM Advisors has had primary responsibility for the day-to-day management of the Growth & Income Fund since March 2003. Previously,

Mr. Spencer co-managed the Growth & Income Fund since January 2000. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. since 1985.



RICHARD E. HELM, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Equity Income Fund since May 2001. He has also been responsible for the day-to-day management of the REIT Fund since May 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. He has been employed by WM Advisors since March 2001. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999, Vice President and Portfolio Manager of Parametric Portfolio Associates from 1994 to 1995 and Vice President and Portfolio Manager of Morgan Stanley Asset Management from 1988 to 1994.



DANIEL R. COLEMAN, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.



JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager, has been co-manager of the Income Fund with Gary J. Pokrzywinski since May 2005. He has been employed as an investment professional at WM Advisors since August 1998.



GARY J. POKRZYWINSKI, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing the Equity Funds that are not sub-advised as well as the Fixed-Income Funds. He has been primarily responsible for the day-to-day management of the WM High Yield Fund since March 1998. He has been responsible for co-managing the Income Fund with John Friedl since May 2005. Prior to that, he was primarily responsible for the day-to-day management of the Income Fund since January 1998. Mr. Pokrzywinski has been employed by WM Advisors since 1992.



DAVID W. SIMPSON, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Small Cap Value Fund since May 2004. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.



CRAIG V. SOSEY, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the Short Term Income and U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



CAPITAL GUARDIAN has been sub-advisor for the International Growth Fund since June 1999. Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to such person. They are: DAVID I. FISHER, ARTHUR J. GROMADZKI, RICHARD N. HAVAS, NANCY J. KYLE, CHRISTOPHER A. REED, LIONEL M. SAUVAGE, NILLY SIKORSKY, RUDOLF M. STAEHELIN, SEUNG KWAK, and JOHN M. N. MANT. MR. FISHER is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1971. MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. MR. REED is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. MR. SAUVAGE is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director -- Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981. MR. KWAK is a Senior Vice President for Capital International K.K.
(CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. He brings with him 17 years investment-related work experience. Mr. Kwak received an MA in international relations from Yale University and his BA in philosophy from Middlebury College in Vermont. He holds the Chartered Financial Analyst designation and is based in the Tokyo office. MR. MANT is an Executive Vice President, a Director and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited. Prior to joining our organization in 1990, he served as an international investment analyst with J.P. Morgan Investment Management in London and was a member of the strategy team at James Capel & Co. Mr. Mant earned an MBA from the London Business School and has a graduate certificate in banking from City Polytechnic in London. He also holds a BA (with honors) from Oxford University in economics and philosophy. He is based in Capital Guardian's London office.



ALAN BLAKE, Managing Director and Senior Portfolio Manager of Salomon, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio managed by Salomon since March 2005. Mr. Blake has more than 24 years of securities business experience. Mr. Blake has been employed by Salomon since August 1991.



E. MARC PINTO, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.



JANE PUTNAM, CFA, has been primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam has been a Vice President and Portfolio Manager of Oppenheimer since 1995.



JAMES W. OBERWEIS, CFA, President and Portfolio Manager of Oberweis, has been primarily responsible for the day-to-day management of the portion of the Small Cap Growth Fund's assets managed by Oberweis since April 2005. He specializes exclusively in managing portfolios of high-growth small-cap companies. Mr. Oberweis has been Director since 2003, President since 2001, and a Portfolio Manager since 1995. Mr. Oberweis was Vice President from 1995 to 2001.



Delaware has been a sub-advisor to the Small Cap Growth Fund since April 2005. Delaware employs a team of portfolio managers, each of whom has primary responsibility for the day-to-day management of that portion of the Small Cap Growth Fund assigned to such person. They are: MARSHALL T. BASSETT, STEVEN T. LAMPE, MATTHEW TODOROW, and LORI P. WACHS. MR. BASSETT, a Portfolio Manager and Analyst, has been employed by Delaware since 1997. MR. LAMPE, a Portfolio Manager and Analyst, has been employed by Delaware since 1995. MR. TODOROW, a Portfolio Manager and Analyst, has been employed by Delaware since 2003. Prior to 2003, he served as Executive Director for Morgan Stanley Investment Management and as a Portfolio Manager for the Small/Mid-Cap group. Prior to that, Mr. Todorow held several positions at Keeton Capital Management. MS. WACHS, a Portfolio Manager and Analyst, has been employed by Delaware since 1992.

MANAGEMENT FEES


During their most recent fiscal years, the Portfolios and Funds paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):



                                                       FEES PAID AS A PERCENTAGE
PORTFOLIOS AND FUNDS                                         OF NET ASSETS
-------------------------------------------------------------------------------------
  Flexible Income Portfolio                                       0.10%(1)
  Conservative Balanced Portfolio                                 0.10%(1)
  Balanced Portfolio                                              0.10%(1)
  Conservative Growth Portfolio                                   0.10%(1)
  Strategic Growth Portfolio                                      0.10%(1)
  REIT Fund                                                       0.80%
  Equity Income Fund                                              0.62%
  Growth & Income Fund                                            0.76%
  West Coast Equity Fund                                          0.62%
  Mid Cap Stock Fund                                              0.75%
  Growth Fund                                                     0.88%(2)
  Small Cap Value Fund                                            0.85%(2)
  Small Cap Growth Fund                                           0.87%
  International Growth Fund                                       0.91%(2)
  Short Term Income Fund                                          0.50%
  U.S. Government Securities Fund                                 0.50%
  Income Fund                                                     0.50%
  Money Market Fund                                               0.45%



1 Excludes underlying Fund management fees that the Portfolios bear indirectly.


2 Includes amounts paid to sub-advisor(s).



NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IF ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



The financial highlights tables are intended to help you understand the Portfolios' and Funds' financial performance for the past 5 years (or, if shorter, the period of the Portfolios' or Funds' operations). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Portfolio or Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO                      2004              2003              2002              2001              2000
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  13.71          $  12.41          $  12.23           $ 11.90           $ 11.86
                                             --------          --------          --------           -------           -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.51(6)           0.56(6)           0.41(6)           0.17(6)           0.58(6)
      Net realized and unrealized
         gain/(loss) on investments              0.35              1.08             (0.15)             0.40              0.10
                                             --------          --------          --------           -------           -------
      Total from investment operations           0.86              1.64              0.26              0.57              0.68
                                             --------          --------          --------           -------           -------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income(1)                              (0.47)            (0.34)            (0.08)            (0.15)            (0.58)
      Dividends from net realized
         capital gains                             --                --                --             (0.09)            (0.06)
                                             --------          --------          --------           -------           -------
      Total distributions                       (0.47)            (0.34)            (0.08)            (0.24)            (0.64)
                                             --------          --------          --------           -------           -------
NET ASSET VALUE, END OF PERIOD               $  14.10          $  13.71          $  12.41           $ 12.23           $ 11.90
                                             ========          ========          ========           =======           =======
TOTAL RETURN(2)                                  6.47%            13.30%             2.14%             4.84%             5.79%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $149,055          $143,283          $125,992           $90,860           $40,049
      Ratio of operating expenses to
         average net assets(3)                   0.28%             0.30%             0.30%             0.33%             0.31%
      Ratio of net investment income to
         average net assets                      3.67%             4.33%             3.37%             1.43%             4.84%
      Portfolio turnover rate                       5%                4%                9%                1%               14%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(3,4)           0.28%             0.30%             0.30%             0.33%             0.31%



                                                                CLASS 1
                                                                ---------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO                                  2004       2003           2002          2001       2000
YEARS ENDED DECEMBER 31                                         -------    -------    ---------------   -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 11.15    $  9.73        $ 10.04       $  9.90    $ 9.90
                                                                -------    -------        -------       -------    ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.34(6)    0.36(6)        0.31(6)       0.13      0.49(6)
      Net realized and unrealized gain/(loss) on investments       0.56       1.29          (0.54)         0.10     (0.00)(8)
                                                                -------    -------        -------       -------    ------
      Total from investment operations                             0.90       1.65          (0.23)         0.23      0.49
                                                                -------    -------        -------       -------    ------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                     (0.23)     (0.23)         (0.07)        (0.09)    (0.49)
      Dividends from net realized capital gains                      --         --          (0.01)           --     (0.00)(8)
                                                                -------    -------        -------       -------    ------
      Total distributions                                         (0.23)     (0.23)         (0.08)        (0.09)    (0.49)
                                                                -------    -------        -------       -------    ------
NET ASSET VALUE, END OF PERIOD                                  $ 11.82    $ 11.15        $  9.73       $ 10.04    $ 9.90
                                                                =======    =======        =======       =======    ======
TOTAL RETURN(2)                                                    8.21%     17.09%         (2.26)%        2.40%     5.03%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                       $40,458    $31,600        $20,759       $14,221    $8,736
      Ratio of operating expenses to average net assets(3)         0.33%      0.31%          0.30%         0.41%     0.37%
      Ratio of net investment income to average net assets         3.02%      3.48%          3.20%         1.36%     4.99%
      Portfolio turnover rate                                         1%         6%             9%            2%       67%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                            0.33%      0.36%          0.41%         0.53%     0.44%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.


2 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.


4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    ---------------------------------------------------------------------
         2004              2003              2002             2001(5)
    ---------------   ---------------   ---------------   ---------------
        $ 13.65           $ 12.38           $12.23            $12.18
        -------           -------           ------            ------
           0.47(6)           0.53(6)          0.38(6)           0.02(6)
           0.36              1.07            (0.15)             0.03
        -------           -------           ------            ------
           0.83              1.60             0.23              0.05
        -------           -------           ------            ------
          (0.46)            (0.33)           (0.08)               --
             --                --               --                --
        -------           -------           ------            ------
          (0.46)            (0.33)           (0.08)               --
        -------           -------           ------            ------
        $ 14.02           $ 13.65           $12.38            $12.23
        =======           =======           ======            ======
           6.24%            13.02%            1.89%             0.41%
        $67,752           $34,501           $9,416            $  182
           0.53%             0.55%            0.55%             0.58%(7)
           3.42%             4.08%            3.12%             1.18%(7)
              5%                4%               9%                1%
           0.53%             0.55%            0.55%             0.58%(7)



    CLASS 2
    ---------------------------------------------------------------------
         2004              2003              2002             2001(5)
    ---------------   ---------------   ---------------   ---------------
        $ 11.11           $ 9.71            $10.04            $ 9.92
        -------           ------            ------            ------
           0.31(6)          0.33(6)           0.29(6)           0.01
           0.55             1.29             (0.54)             0.11
        -------           ------            ------            ------
           0.86             1.62             (0.25)             0.12
        -------           ------            ------            ------
          (0.22)           (0.22)            (0.07)               --
             --               --             (0.01)               --
        -------           ------            ------            ------
          (0.22)           (0.22)            (0.08)               --
        -------           ------            ------            ------
        $ 11.75           $11.11            $ 9.71            $10.04
        =======           ======            ======            ======
           7.88%           16.83%            (2.47)%            1.21%
        $20,845           $9,128            $2,244            $  205
           0.58%            0.56%             0.55%             0.66%(7)
           2.77%            3.23%             2.95%             1.11%(7)
              1%               6%                9%                2%
           0.58%            0.61%             0.66%             0.78%(7)



5 The Portfolio commenced selling Class 2 shares on November 6, 2001.


6 Per share numbers have been calculated using the average shares method.


7 Annualized.


8 Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
BALANCED PORTFOLIO                             2004              2003              2002              2001              2000
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  14.88          $  12.42          $  13.91          $  14.50          $  14.92
                                             --------          --------          --------          --------          --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.32(6)           0.33(6)           0.32(6)           0.17(6)           0.41(6)
      Net realized and unrealized
         gain/(loss) on investments              1.16              2.46             (1.53)            (0.15)            (0.32)
                                             --------          --------          --------          --------          --------
      Total from investment operations           1.48              2.79             (1.21)             0.02              0.09
                                             --------          --------          --------          --------          --------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income(1)                              (0.28)            (0.33)            (0.28)            (0.25)            (0.43)
      Dividends from net realized
         capital gains                             --                --                --             (0.36)            (0.08)
                                             --------          --------          --------          --------          --------
      Total distributions                       (0.28)            (0.33)            (0.28)            (0.61)            (0.51)
                                             --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD               $  16.08          $  14.88          $  12.42          $  13.91          $  14.50
                                             ========          ========          ========          ========          ========
TOTAL RETURN(2)                                 10.12%            22.74%            (8.78)%            0.13%             0.49%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $467,076          $419,273          $334,605          $354,082          $305,399
      Ratio of operating expenses to
         average net assets(3)                   0.28%             0.29%             0.29%             0.28%             0.29%
      Ratio of net investment income to
         average net assets                      2.13%             2.50%             2.52%             1.22%             2.76%
      Portfolio turnover rate                       4%                7%               22%                8%               15%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(3,4)           0.28%             0.29%             0.29%             0.28%             0.29%



                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO                  2004              2003              2002              2001              2000
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  15.32          $  12.16          $  14.87          $  16.46          $  17.10
                                             --------          --------          --------          --------          --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.21(6)           0.23(6)           0.23(6)           0.17(6)           0.27(6)
      Net realized and unrealized
         gain/(loss) on investments              1.58              3.23             (2.51)            (0.72)            (0.69)
                                             --------          --------          --------          --------          --------
      Total from investment operations           1.79              3.46             (2.28)            (0.55)            (0.42)
                                             --------          --------          --------          --------          --------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income(1)                              (0.22)            (0.30)            (0.41)            (0.61)            (0.07)
      Dividends from net realized
         capital gains                             --                --             (0.02)            (0.43)            (0.15)
                                             --------          --------          --------          --------          --------
      Total distributions                       (0.22)            (0.30)            (0.43)            (1.04)            (0.22)
                                             --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD               $  16.89          $  15.32          $  12.16          $  14.87          $  16.46
                                             ========          ========          ========          ========          ========
TOTAL RETURN(2)                                 11.78%            28.74%           (15.52)%           (3.56)%           (2.49)%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $303,584          $284,165          $229,564          $309,608          $293,442
      Ratio of operating expenses to
         average net assets(3)                   0.28%             0.30%             0.29%             0.28%             0.28%
      Ratio of net investment income to
         average net assets                      1.36%             1.75%             1.77%             1.11%             1.59%
      Portfolio turnover rate                      10%               11%               19%                7%               13%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(3,4)           0.28%             0.30%             0.29%             0.28%             0.28%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.


2 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.


4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $  14.82     $ 12.39      $ 13.91       $13.52
     --------     -------      -------       ------
         0.28(6)     0.30(6)      0.29(6)      0.02(6)
         1.16        2.45        (1.53)        0.37(7)
     --------     -------      -------       ------
         1.44        2.75        (1.24)        0.39
     --------     -------      -------       ------
        (0.27)      (0.32)       (0.28)          --
           --          --           --           --
     --------     -------      -------       ------
        (0.27)      (0.32)       (0.28)          --
     --------     -------      -------       ------
     $  15.99     $ 14.82      $ 12.39       $13.91
     ========     =======      =======       ======
         9.83%      22.46%       (9.00)%       2.88%
     $164,802     $91,631      $31,335       $1,452
         0.53%       0.54%        0.54%        0.53%(8)
         1.88%       2.25%        2.27%        0.97%(8)
            4%          7%          22%           8%
         0.53%       0.54%        0.54%        0.53%(8)



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $ 15.25      $ 12.13      $ 14.87       $14.24
     -------      -------      -------       ------
        0.17(6)      0.20(6)      0.19(6)      0.01(6)
        1.58         3.20        (2.50)        0.62(7)
     -------      -------      -------       ------
        1.75         3.40        (2.31)        0.63
     -------      -------      -------       ------
       (0.20)       (0.28)       (0.41)          --
          --           --        (0.02)          --
     -------      -------      -------       ------
       (0.20)       (0.28)       (0.43)          --
     -------      -------      -------       ------
     $ 16.80      $ 15.25      $ 12.13       $14.87
     =======      =======      =======       ======
       11.58%       28.36%      (15.72)%       4.42%
     $73,830      $40,576      $14,610       $1,127
        0.53%        0.55%        0.54%        0.53%(8)
        1.11%        1.50%        1.52%        0.86%(8)
          10%          11%          19%           7%
        0.53%        0.55%        0.54%        0.53%(8)



5 The Portfolio commenced selling Class 2 shares on November 6, 2001.


6 Per share numbers have been calculated using the average shares method.


7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.


8 Annualized.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               CLASS 1
                                                               --------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                                        2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                        ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  16.46     $  12.55     $ 16.45      $ 18.61      $ 19.59
                                                                --------     --------     -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                         0.14(6)      0.14(6)     0.15(6)      0.16(6)      0.13(6)
      Net realized and unrealized gain/(loss) on investments        1.96         3.98       (3.47)       (1.27)       (0.84)
                                                                --------     --------     -------      -------      -------
      Total from investment operations                              2.10         4.12       (3.32)       (1.11)       (0.71)
                                                                --------     --------     -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                      (0.11)       (0.21)      (0.54)       (0.57)       (0.11)
      Dividends from net realized capital gains                       --           --       (0.04)       (0.48)       (0.16)
                                                                --------     --------     -------      -------      -------
      Total distributions                                          (0.11)       (0.21)      (0.58)       (1.05)       (0.27)
                                                                --------     --------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                  $  18.45     $  16.46     $ 12.55      $ 16.45      $ 18.61
                                                                ========     ========     =======      =======      =======
TOTAL RETURN(2)                                                    12.83%       33.07%     (20.53)%      (6.25)%      (3.73)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                       $130,069     $105,077     $73,936      $97,401      $98,431
      Ratio of operating expenses to average net assets(3)          0.29%        0.31%       0.32%        0.31%        0.30%
      Ratio of net investment income to average net assets          0.80%        0.99%       1.06%        0.95%        0.67%
      Portfolio turnover rate                                          4%           9%         16%           5%          12%
      Ratio of operating expenses to average net assets
       without fee waivers, expenses reimbursed and/or fees
       reduced by credits allowed by the custodian(3,4)             0.29%        0.31%       0.32%        0.31%        0.30%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.


2 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.


4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $ 16.42      $ 12.54      $ 16.45       $15.54
     -------      -------      -------       ------
        0.09(6)      0.10(6)      0.11(6)      0.01(6)
        1.97         3.98        (3.44)        0.90(7)
     -------      -------      -------       ------
        2.06         4.08        (3.33)        0.91
     -------      -------      -------       ------
       (0.10)       (0.20)       (0.54)          --
          --           --        (0.04)          --
     -------      -------      -------       ------
       (0.10)       (0.20)       (0.58)          --
     -------      -------      -------       ------
     $ 18.38      $ 16.42      $ 12.54       $16.45
     =======      =======      =======       ======
       12.54%       32.76%      (20.59)%       5.86%
     $34,129      $14,766      $ 2,676       $  319
        0.54%        0.56%        0.57%        0.56%(8)
        0.55%        0.74%        0.81%        0.70%(8)
           4%           9%          16%           5%
            %        0.56%        0.57%        0.56%(8)
        0.54



5 The Portfolio commenced selling Class 2 shares on November 6, 2001.


6 Per share numbers have been calculated using the average shares method.


7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

8 Annualized.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                               CLASS 1
                                                               ------------------
REIT FUND                                                       2004      2003(3)
YEARS ENDED DECEMBER 31                                        -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 13.04    $ 10.00
                                                               -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.49(5)    0.36(5)
      Net realized and unrealized gain on investments             3.74       2.68
                                                               -------    -------
      Total from investment operations                            4.23       3.04
                                                               -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.20)        --
      Dividends from net realized capital gains                  (0.11)        --
                                                               -------    -------
      Total distributions                                        (0.31)        --
                                                               -------    -------
NET ASSET VALUE, END OF PERIOD                                 $ 16.96    $ 13.04
                                                               =======    =======
TOTAL RETURN(1)                                                  33.08%     30.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $51,632    $38,593
      Ratio of operating expenses to average net assets           0.88%      1.00%(7)
      Ratio of net investment income to average net assets        3.43%      4.21%(7)
      Portfolio turnover rate                                       13%         3%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.88%      1.00%(7)



                                                              CLASS 1
                                                              --------------------------------------------------------------
EQUITY INCOME FUND                                               2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.90     $  11.01     $  12.87     $ 12.11      $ 10.50
                                                               --------     --------     --------     -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.32(5)      0.31(5)      0.36(5)     0.42(5)      0.36(5)
      Net realized and unrealized gain/(loss) on investments       2.30         2.95        (1.95)       0.54         1.42
                                                               --------     --------     --------     -------      -------
      Total from investment operations                             2.62         3.26        (1.59)       0.96         1.78
                                                               --------     --------     --------     -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.26)       (0.31)       (0.25)      (0.12)       (0.17)
      Dividends from net realized capital gains                      --        (0.06)       (0.02)      (0.08)          --
                                                               --------     --------     --------     -------      -------
      Total distributions                                         (0.26)       (0.37)       (0.27)      (0.20)       (0.17)
                                                               --------     --------     --------     -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  16.26     $  13.90     $  11.01     $ 12.87      $ 12.11
                                                               ========     ========     ========     =======      =======
TOTAL RETURN(1)                                                   19.12%       30.10%      (12.51)%      7.92%       17.19%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $189,517     $149,603     $112,304     $97,982      $46,744
      Ratio of operating expenses to average net assets            0.67%        0.70%        0.70%       0.70%        0.98%
      Ratio of net investment income to average net assets         2.15%        2.63%        3.04%       3.29%        3.31%
      Portfolio turnover rate                                        26%          23%          16%         15%          40%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.67%        0.70%        0.70%       0.70%        0.99%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.


3 The REIT Fund commenced operations on May 1, 2003.

4 The REIT Fund commenced selling Class 2 shares on August 5, 2003.

    CLASS 2
    -----------------------
       2004       2003(4)
    ----------   ----------
     $ 13.03      $ 11.20
     -------      -------
        0.45(5)      0.28(5)
        3.73         1.55
     -------      -------
        4.18         1.83
     -------      -------
       (0.20)          --
       (0.11)          --
     -------      -------
       (0.31)          --
     -------      -------
     $ 16.90      $ 13.03
     =======      =======
       32.72%       16.34%
     $   338      $     1
        1.13%        1.25%(7)
        3.18%        3.96%(7)
          13%           3%
        1.13%        1.25%(7)



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(6)
    ----------   ----------   ----------   ----------
     $ 13.85      $ 10.99      $ 12.87       $12.64
     -------      -------      -------       ------
        0.28(5)      0.29(5)      0.32(5)      0.22(5)
        2.30         2.93        (1.93)        0.21
     -------      -------      -------       ------
        2.58         3.22        (1.61)        0.43
     -------      -------      -------       ------
       (0.25)       (0.30)       (0.25)       (0.12)
          --        (0.06)       (0.02)       (0.08)
     -------      -------      -------       ------
       (0.25)       (0.36)       (0.27)       (0.20)
     -------      -------      -------       ------
     $ 16.18      $ 13.85      $ 10.99       $12.87
     =======      =======      =======       ======
       18.82%       29.73%      (12.67)%       3.40%
     $24,094      $12,619      $ 6,460       $  658
        0.92%        0.95%        0.95%        0.94%(7)
        1.90%        2.38%        2.79%        3.05%(7)
          26%          23%          16%          15%
        0.92%        0.95%        0.95%        0.94%(7)



5 Per share numbers have been calculated using the average shares method.


6 The Equity Income Fund commenced selling Class 2 shares on May 1, 2001.


7 Annualized.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                                                         CLASS 1
                                                              --------------------------------------------------------------
GROWTH & INCOME FUND                                             2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.85     $  13.45     $  17.18     $  18.23     $  18.58
                                                               --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.23(4)      0.19(4)      0.15(4)      0.09         0.07(4)
      Net realized and unrealized gain/(loss) on investments       1.29         3.39        (3.77)       (0.70)        0.37
                                                               --------     --------     --------     --------     --------
      Total from investment operations                             1.52         3.58        (3.62)       (0.61)        0.44
                                                               --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.18)       (0.18)       (0.11)       (0.06)       (0.04)
      Dividends from net realized capital gains                      --           --           --        (0.38)       (0.75)
                                                               --------     --------     --------     --------     --------
      Total distributions                                         (0.18)       (0.18)       (0.11)       (0.44)       (0.79)
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  18.19     $  16.85     $  13.45     $  17.18     $  18.23
                                                               ========     ========     ========     ========     ========
TOTAL RETURN(1)                                                    9.08%       26.80%      (21.16)%      (3.51)%       2.36%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $270,775     $245,820     $209,337     $319,171     $309,992
      Ratio of operating expenses to average net assets            0.79%        0.83%        0.81%        0.78%        0.97%
      Ratio of net investment income to average net assets         1.33%        1.28%        1.01%        0.54%        0.39%
      Portfolio turnover rate                                        11%          16%          20%          25%          31%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.79%        0.83%        0.81%        0.78%        0.97%



                                                                                           CLASS 1
                                                              -----------------------------------------------------------------
WEST COAST EQUITY FUND                                           2004         2003          2002          2001          2000
YEARS ENDED DECEMBER 31                                       ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  18.14     $  12.69      $ 16.70       $ 16.01       $ 15.14
                                                               --------     --------      -------       -------       -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.16(4)      0.06(4)      0.06(4)       0.10(4)       0.13(4)
      Net realized and unrealized gain/(loss) on investment        2.20         5.43        (3.79)         1.03          0.84
                                                               --------     --------      -------       -------       -------
      Total from investment operations                             2.36         5.49        (3.73)         1.13          0.97
                                                               --------     --------      -------       -------       -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.05)       (0.04)       (0.08)        (0.09)           --
      Dividends from net realized capital gains                      --           --        (0.20)        (0.35)        (0.10)
                                                               --------     --------      -------       -------       -------
      Total distributions                                         (0.05)       (0.04)       (0.28)        (0.44)        (0.10)
                                                               --------     --------      -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                 $  20.45     $  18.14      $ 12.69       $ 16.70       $ 16.01
                                                               ========     ========      =======       =======       =======
TOTAL RETURN(1)                                                   13.03%       43.35%      (22.55)%        6.88%         6.30%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $119,371     $105,160      $68,227       $83,835       $71,307
      Ratio of operating expenses to average net assets            0.69%        0.71%        0.71%         0.70%         0.91%
      Ratio of net investment income to average net assets         0.87%        0.42%        0.42%         0.59%         0.76%
      Portfolio turnover rate                                        17%          16%          20%           19%           33%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.69%        0.71%        0.71%         0.70%         0.91%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.


3 The Fund commenced selling Class 2 shares on November 6, 2001.

4 Per share numbers have been calculated using the average shares method.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
      $16.79       $13.42      $ 17.18       $16.59
      ------       ------      -------       ------
        0.19(4)      0.15(4)      0.11(4)      0.00(5)
        1.28         3.39        (3.76)        0.59(6)
      ------       ------      -------       ------
        1.47         3.54        (3.65)        0.59
      ------       ------      -------       ------
       (0.16)       (0.17)       (0.11)          --
          --           --           --           --
      ------       ------      -------       ------
       (0.16)       (0.17)       (0.11)          --
      ------       ------      -------       ------
      $18.10       $16.79      $ 13.42       $17.18
      ======       ======      =======       ======
        8.78%       26.49%      (21.33)%       3.56%
      $3,425       $2,712      $ 1,301       $  112
        1.04%        1.08%        1.06%        1.03%(7)
        1.08%        1.03%        0.76%        0.29%(7)
          11%          16%          20%          25%
        1.04%        1.08%        1.06%        1.03%(7)



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
      $18.08       $12.67       $16.70       $15.52
      ------       ------       ------       ------
        0.11(4)      0.02(4)      0.02(4)      0.01(4)
        2.19         5.41        (3.77)        1.17
      ------       ------       ------       ------
        2.30         5.43        (3.75)        1.18
      ------       ------       ------       ------
       (0.03)       (0.02)       (0.08)          --
          --           --        (0.20)          --
      ------       ------       ------       ------
       (0.03)       (0.02)       (0.28)          --
      ------       ------       ------       ------
      $20.35       $18.08       $12.67       $16.70
      ======       ======       ======       ======
       12.72%       42.93%      (22.67)%       7.60%
      $8,270       $5,202       $2,313       $   58
        0.94%        0.96%        0.96%        0.95%(7)
        0.62%        0.17%        0.17%        0.34%(7)
          17%          16%          20%          19%
        0.94%        0.96%        0.96%        0.95%(7)



5 Amount represents less than $0.01 per share.


6 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.


7 Annualized.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                              CLASS 1
                                                              ----------------------------------------------------
MID CAP STOCK FUND                                              2004       2003       2002       2001      2000(3)
YEARS ENDED DECEMBER 31                                       --------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  14.63    $ 11.49    $ 13.14    $ 11.74    $ 10.00
                                                              --------    -------    -------    -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.08(5)    0.06(5)    0.04(5)    0.03(5)    0.01(5)
      Net realized and unrealized gain/(loss) on investments      2.03       3.12      (1.36)      1.38       1.73
                                                              --------    -------    -------    -------    -------
      Total from investment operations                            2.11       3.18      (1.32)      1.41       1.74
                                                              --------    -------    -------    -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.05)     (0.04)     (0.03)     (0.01)        --
      Dividends from net realized capital gains                  (0.25)        --      (0.30)        --         --
                                                              --------    -------    -------    -------    -------
      Total distributions                                        (0.30)     (0.04)     (0.33)     (0.01)        --
                                                              --------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                                $  16.44    $ 14.63    $ 11.49    $ 13.14    $ 11.74
                                                              ========    =======    =======    =======    =======
TOTAL RETURN(1)                                                  14.59%     27.73%    (10.35)%    11.99%     17.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $108,347    $84,408    $63,119    $71,988    $56,717
      Ratio of operating expenses to average net assets           0.81%      0.83%      0.84%      0.82%      1.04%(7)
      Ratio of net investment income to average net assets        0.54%      0.47%      0.32%      0.21%      0.14%(7)
      Portfolio turnover rate                                       32%        37%        28%        30%        13%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.81%      0.83%      0.84%      0.82%      1.04%(7)



                                                         CLASS 1
                                                         ------------------------------------------------------------------------
GROWTH FUND                                                  2004           2003           2002           2001           2000
YEARS ENDED DECEMBER 31                                  ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  12.04       $   9.32       $  13.51       $  22.99       $  38.54
                                                           --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss)                             0.07          (0.00)(6)      (0.01)(5)       0.02(5)       (0.03)(5)
      Net realized and unrealized gain/(loss) on
         investments                                           0.92           2.72          (4.18)         (6.24)         (6.61)
                                                           --------       --------       --------       --------       --------
      Total from investment operations                         0.99           2.72          (4.19)         (6.22)         (6.64)
                                                           --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       --             --             --          (0.37)         (0.02)
      Dividends from net realized capital gains                  --             --             --          (2.89)         (8.89)
                                                           --------       --------       --------       --------       --------
      Total distributions                                        --             --             --          (3.26)         (8.91)
                                                           --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                             $  13.03       $  12.04       $   9.32       $  13.51       $  22.99
                                                           ========       ========       ========       ========       ========
TOTAL RETURN(1)                                                8.22%         29.18%        (31.01)%       (29.05)%       (22.04)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                  $245,637       $189,837       $135,422       $167,483       $306,551
      Ratio of operating expenses to average net assets        0.94%          0.98%          1.00%          0.94%          1.10%
      Ratio of net investment income/(loss) to average
         net assets                                            0.58%         (0.04)%        (0.05)%         0.11%         (0.10)%
      Portfolio turnover rate                                    66%            75%           171%            92%            83%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed
         and/or fees reduced by credits allowed by the
         custodian(2)                                          0.95%          0.98%          1.00%          0.94%          1.11%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.


3 The Mid Cap Stock Fund commenced operations on May 1, 2000.

4 The Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.

    CLASS 2
    --------------------------------------
     2004      2003      2002      2001(4)
    ------    ------    -------    -------
    $14.58    $11.46    $ 13.13    $12.35
    ------    ------    -------    ------
      0.04(5)   0.03(5)    0.01(5)  (0.00)(5,6)
      2.02      3.11      (1.36)     0.79
    ------    ------    -------    ------
      2.06      3.14      (1.35)     0.79
    ------    ------    -------    ------
     (0.03)    (0.02)     (0.02)    (0.01)
     (0.25)       --      (0.30)       --
    ------    ------    -------    ------
     (0.28)    (0.02)     (0.32)    (0.01)
    ------    ------    -------    ------
    $16.36    $14.58    $ 11.46    $13.13
    ======    ======    =======    ======
     14.28%    27.45%    (10.54)%    6.38%
    $6,080    $3,725    $ 1,962    $  668
      1.06%     1.08%      1.09%     1.07%(7)
      0.29%     0.22%      0.07%    (0.04)%(7)
        32%       37%        28%       30%
      1.06%     1.08%      1.09%     1.07%(7)



    CLASS 2
    ---------------------------------------------
     2004       2003         2002       2001(8)
    ------   ----------   ----------   ----------
    $11.98     $ 9.30      $ 13.51       $12.81
    ------     ------      -------       ------
      0.04      (0.03)       (0.03)(5)    (0.00)(5,6)
      0.92       2.71        (4.18)        0.70(9)
    ------     ------      -------       ------
      0.96       2.68        (4.21)        0.70
    ------     ------      -------       ------
        --         --           --           --
        --         --           --           --
    ------     ------      -------       ------
        --         --           --           --
    ------     ------      -------       ------
    $12.94     $11.98      $  9.30       $13.51
    ======     ======      =======       ======
      8.01%     28.82%      (31.16)%       5.46%
    $1,355     $1,274      $   622       $   31
      1.19%      1.23%        1.25%        1.19%(7)
      0.33%     (0.29)%      (0.30)%      (0.14)%(7)
        66%        75%         171%          92%
      1.20%      1.23%        1.25%        1.19%(7)



5 Per share numbers have been calculated using the average shares method.


6 Amount represents less than $0.01 per share.


7 Annualized.


8 The Growth Fund commenced selling Class 2 shares on November 6, 2001.


9 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                              CLASS 1
                                                              -------
SMALL CAP VALUE FUND                                          2004(3)
YEAR ENDED DECEMBER 31                                        -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.00
                                                              -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                      0.06
      Net realized and unrealized gain on investments            2.21
                                                              -------
      Total from investment operations                           2.27
                                                              -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                         --
      Dividends from net realized capital gains                    --
                                                              -------
      Total distributions                                          --
                                                              -------
NET ASSET VALUE, END OF PERIOD                                $ 12.27
                                                              -------
TOTAL RETURN(1)                                                 22.70%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $42,668
      Ratio of operating expenses to average net assets          1.08%(4)
      Ratio of net investment income to average net assets       0.83%(4)
      Portfolio turnover rate                                      50%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)     1.08%(4)



                                                              CLASS 1
                                                              --------------------------------------------------------------
SMALL CAP GROWTH FUND(5)                                         2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  9.41      $  5.49      $ 11.37      $ 16.03      $ 19.13
                                                               -------      -------      -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss                                        (0.05)       (0.02)(7)    (0.02)(7)    (0.06)(7)    (0.10)
      Net realized and unrealized gain/(loss) on investments      0.49         3.94        (5.27)       (1.69)       (1.65)
                                                               -------      -------      -------      -------      -------
      Total from investment operations                            0.44         3.92        (5.29)       (1.75)       (1.75)
                                                               -------      -------      -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                          --           --           --           --           --
      Dividends from net realized capital gains                     --           --        (0.59)       (2.91)       (1.35)
                                                               -------      -------      -------      -------      -------
      Total distributions                                           --           --        (0.59)       (2.91)       (1.35)
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  9.85      $  9.41      $  5.49      $ 11.37      $ 16.03
                                                               =======      =======      =======      =======      =======
TOTAL RETURN(1)                                                   4.68%       71.40%      (47.15)%     (12.73)%     (10.58)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $53,049      $70,806      $39,476      $73,367      $82,288
      Ratio of operating expenses to average net assets           0.98%        1.00%        1.00%        0.95%        1.11%
      Ratio of net investment loss to average net assets         (0.56)%      (0.31)%      (0.31)%      (0.44)%      (0.61)%
      Portfolio turnover rate                                       41%          67%          29%          46%          49%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.98%        1.00%        1.00%        0.95%        1.11%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.


3 The Small Cap Value Fund commenced operations on May 3, 2004.

4 Annualized.




    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(6)
    ----------   ----------   ----------   ----------
      $ 9.35       $ 5.47      $ 11.36       $14.41
      ------       ------      -------       ------
       (0.07)       (0.04)(7)    (0.03)(7)    (0.05)(7)
        0.49         3.92        (5.27)       (0.09)
      ------       ------      -------       ------
        0.42         3.88        (5.30)       (0.14)
      ------       ------      -------       ------
          --           --           --           --
          --           --        (0.59)       (2.91)
      ------       ------      -------       ------
          --           --        (0.59)       (2.91)
      ------       ------      -------       ------
      $ 9.77       $ 9.35      $  5.47       $11.36
      ======       ======      =======       ======
        4.49%       70.93%      (47.28)%      (3.00)%
      $3,626       $2,710      $ 1,068       $  440
        1.23%        1.25%        1.25%        1.20%(4)
       (0.81)%      (0.56)%      (0.56)%      (0.69)%(4)
          41%          67%          29%          46%
            %        1.25%        1.25%        1.20%(4)
        1.23



5 Formerly the Small Cap Stock Fund.


6 The Small Cap Growth Fund commenced selling Class 2 shares on May 1, 2001.


7 Per share numbers have been calculated using the average shares method.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                              CLASS 1
                                                              --------------------------------------------------------------
INTERNATIONAL GROWTH FUND                                        2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.38      $  8.51      $ 10.21      $ 13.65      $ 17.63
                                                               -------      -------      -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.12(4)      0.09(4)      0.04(4)      0.04         0.02(4)
      Net realized and unrealized gain/(loss) on investments      1.41         2.91        (1.63)       (2.39)       (3.42)
                                                               -------      -------      -------      -------      -------
      Total from investment operations                            1.53         3.00        (1.59)       (2.35)       (3.40)
                                                               -------      -------      -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.14)       (0.13)       (0.11)       (0.09)       (0.43)
      Dividends from net realized capital gains                     --           --           --        (1.00)       (0.15)
                                                               -------      -------      -------      -------      -------
      Total distributions                                        (0.14)       (0.13)       (0.11)       (1.09)       (0.58)
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $ 12.77      $ 11.38      $  8.51      $ 10.21      $ 13.65
                                                               =======      =======      =======      =======      =======
TOTAL RETURN(1)                                                  13.60%       35.51%      (15.71)%     (17.78)%     (19.84)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $91,875      $74,138      $50,625      $49,178      $67,227
      Ratio of operating expenses to average net assets           1.16%        1.21%        1.26%        1.19%        1.31%
      Ratio of net investment income to average net assets        0.99%        0.94%        0.49%        0.33%        0.11%
      Portfolio turnover rate                                       23%          22%          30%          34%          40%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      1.16%        1.21%        1.26%        1.19%        1.31%



                                                              CLASS 1
                                                              --------------------------------------------------------------
SHORT TERM INCOME FUND                                           2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  2.63      $  2.65      $  2.60      $  2.44      $  2.39
                                                               -------      -------      -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.10(4)      0.11(4)      0.14(4)      0.15(4)      0.14
      Net realized and unrealized gain/(loss) on investments     (0.05)        0.04         0.02         0.05         0.05
                                                               -------      -------      -------      -------      -------
      Total from investment operations                            0.05         0.15         0.16         0.20         0.19
                                                               -------      -------      -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.10)       (0.17)       (0.11)       (0.04)       (0.14)
      Dividends from net realized capital gains                     --           --           --           --           --
                                                               -------      -------      -------      -------      -------
      Total distributions                                        (0.10)       (0.17)       (0.11)       (0.04)       (0.14)
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  2.58      $  2.63      $  2.65      $  2.60      $  2.44
                                                               =======      =======      =======      =======      =======
TOTAL RETURN(1)                                                   2.07%        5.52%        6.26%        8.15%        8.23%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $48,574      $46,628      $41,592      $50,343      $43,479
      Ratio of operating expenses to average net assets           0.61%        0.63%        0.62%        0.60%        0.80%
      Ratio of net investment income to average net assets        3.74%        4.31%        5.42%        5.77%        5.66%
      Portfolio turnover rate                                       17%          38%          41%          44%          17%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.61%        0.63%        0.62%        0.60%        0.81%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.


3 The Fund commenced selling Class 2 shares on November 6, 2001.

4 Per share numbers have been calculated using the average shares method.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
      $11.34       $ 8.49      $ 10.21       $ 9.78
      ------       ------      -------       ------
        0.09(4)      0.06(4)      0.02(4)      0.00(5)
        1.41         2.90        (1.63)        0.43(6)
      ------       ------      -------       ------
        1.50         2.96        (1.61)        0.43
      ------       ------      -------       ------
       (0.13)       (0.11)       (0.11)          --
          --           --           --           --
      ------       ------      -------       ------
       (0.13)       (0.11)       (0.11)          --
      ------       ------      -------       ------
      $12.71       $11.34      $  8.49       $10.21
      ======       ======      =======       ======
       13.33%       35.10%      (15.91)%       4.40%
      $  310       $  182      $    93       $    0(7)
        1.41%        1.46%        1.51%        1.40%(8)
        0.74%        0.69%        0.24%        0.12%(8)
          23%          22%          30%          34%
            %        1.46%        1.51%        1.40%(8)
        1.41



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
      $ 2.62       $ 2.64       $ 2.60       $ 2.60
      ------       ------       ------       ------
        0.09(4)      0.10(4)      0.13(4)      0.02(4)
       (0.05)        0.04         0.02        (0.02)(6)
      ------       ------       ------       ------
        0.04         0.14         0.15         0.00(5)
      ------       ------       ------       ------
       (0.10)       (0.16)       (0.11)          --
          --           --           --           --
      ------       ------       ------       ------
       (0.10)       (0.16)       (0.11)          --
      ------       ------       ------       ------
      $ 2.56       $ 2.62       $ 2.64       $ 2.60
      ======       ======       ======       ======
        1.60%        5.46%        5.86%        0.00%
      $7,096       $6,157       $1,188       $   20
        0.86%        0.88%        0.87%        0.85%(8)
        3.49%        4.06%        5.17%        5.52%(8)
          17%          38%          41%          44%
            %        0.88%        0.87%        0.85%(8)
        0.86



5 Amount represents less than $0.01 per share.


6 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.


7 Amount represents less than $500.


8 Annualized.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              CLASS 1
                                                              --------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND                                  2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.75     $  11.05     $  10.55     $   9.93     $   9.62
                                                               --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.45(4)      0.46(4)      0.59(4)      0.61(4)      0.62(4)
      Net realized and unrealized gain/(loss) on investments      (0.06)       (0.23)        0.33         0.16         0.29
                                                               --------     --------     --------     --------     --------
      Total from investment operations                             0.39         0.23         0.92         0.77         0.91
                                                               --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.43)       (0.53)       (0.42)       (0.15)       (0.60)
      Dividends from net realized capital gains                      --           --           --           --           --
                                                               --------     --------     --------     --------     --------
      Total distributions                                         (0.43)       (0.53)       (0.42)       (0.15)       (0.60)
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  10.71     $  10.75     $  11.05     $  10.55     $   9.93
                                                               ========     ========     ========     ========     ========
TOTAL RETURN(1)                                                    3.78%        2.14%        8.87%        7.79%        9.73%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $263,816     $204,193     $173,770     $136,904     $108,848
      Ratio of operating expenses to average net assets            0.54%        0.56%        0.56%        0.56%        0.76%
      Ratio of net investment income to average net assets         4.21%        4.26%        5.45%        5.89%        6.35%
      Portfolio turnover rate                                        28%          46%          41%          31%          10%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.54%        0.56%        0.56%        0.56%        0.76%



                                                              CLASS 1
                                                              --------------------------------------------------------------
INCOME FUND                                                      2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.18     $  10.79     $  10.31     $   9.70     $   9.35
                                                               --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.61(4)      0.63(4)      0.69(4)      0.67(4)      0.65(4)
      Net realized and unrealized gain/(loss) on investments      (0.03)        0.42         0.27         0.11         0.30
                                                               --------     --------     --------     --------     --------
      Total from investment operations                             0.58         1.05         0.96         0.78         0.95
                                                               --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.68)       (0.66)       (0.48)       (0.17)       (0.60)
      Dividends from net realized capital gains                      --           --           --           --           --
                                                               --------     --------     --------     --------     --------
      Total distributions                                         (0.68)       (0.66)       (0.48)       (0.17)       (0.60)
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  11.08     $  11.18     $  10.79     $  10.31     $   9.70
                                                               ========     ========     ========     ========     ========
TOTAL RETURN(1)                                                    5.56%        9.78%        9.61%        8.08%       10.45%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $185,570     $193,953     $179,844     $154,826     $127,505
      Ratio of operating expenses to average net assets            0.55%        0.56%        0.56%        0.55%        0.74%
      Ratio of net investment income to average net assets         5.53%        5.74%        6.64%        6.69%        6.81%
      Portfolio turnover rate                                        20%          24%          21%          33%           2%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.55%        0.56%        0.56%        0.55%        0.75%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.

3 The Fund commenced selling Class 2 shares on November 6, 2001.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
     $ 10.70      $ 11.02      $ 10.55       $10.70
     -------      -------      -------       ------
        0.42(4)      0.44(4)      0.56(4)      0.09(4)
       (0.06)       (0.23)        0.33        (0.24)(5)
     -------      -------      -------       ------
        0.36         0.21         0.89        (0.15)
     -------      -------      -------       ------
       (0.40)       (0.53)       (0.42)          --
          --           --           --           --
     -------      -------      -------       ------
       (0.40)       (0.53)       (0.42)          --
     -------      -------      -------       ------
     $ 10.66      $ 10.70      $ 11.02       $10.55
     =======      =======      =======       ======
        3.59%        1.87%        8.57%       (1.40)%
     $12,757      $16,323      $12,264       $  753
        0.79%        0.81%        0.81%        0.81%(6)
        3.96%        4.01%        5.20%        5.64%(6)
          28%          46%          41%          31%
        0.79%        0.81%        0.81%        0.81%(6)



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
     $ 11.12      $ 10.77       $10.31       $10.45
     -------      -------       ------       ------
        0.58(4)      0.60(4)      0.65(4)      0.10(4)
       (0.03)        0.41         0.29        (0.24)(5)
     -------      -------       ------       ------
        0.55         1.01         0.94        (0.14)
     -------      -------       ------       ------
       (0.66)       (0.66)       (0.48)          --
          --           --           --           --
     -------      -------       ------       ------
       (0.66)       (0.66)       (0.48)          --
     -------      -------       ------       ------
     $ 11.01      $ 11.12       $10.77       $10.31
     =======      =======       ======       ======
        5.31%        9.47%        9.40%       (1.34)%
     $23,358      $21,188       $8,186       $  362
        0.80%        0.81%        0.81%        0.80%(6)
        5.28%        5.49%        6.39%        6.44%(6)
          20%          24%          21%          33%
        0.80%        0.81%        0.81%        0.80%(6)



4 Per share numbers have been calculated using the average shares method.


5 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.


6 Annualized.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              CLASS 1
                                                              --------------------------------------------------------------
MONEY MARKET FUND                                                2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               -------      -------      -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                      0.008        0.006        0.014(4)     0.036        0.056
      Net realized and unrealized loss on investments               --           --           --       (0.000)(5)       --
                                                               -------      -------      -------      -------      -------
      Total from investment operations                           0.008        0.006        0.014        0.036        0.056
                                                               -------      -------      -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                      (0.008)      (0.006)      (0.014)      (0.036)      (0.056)
      Dividends from net realized capital gains                     --           --           --           --           --
                                                               -------      -------      -------      -------      -------
      Total distributions                                       (0.008)      (0.006)      (0.014)      (0.036)      (0.056)
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               =======      =======      =======      =======      =======
TOTAL RETURN(1)                                                   0.85%        0.65%        1.39%        3.68%        5.79%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $14,660      $20,198      $33,766      $28,563      $18,265
      Ratio of operating expenses to average net assets           0.63%        0.60%        0.57%        0.62%        0.76%
      Ratio of net investment income to average net assets        0.84%        0.67%        1.32%        3.41%        5.57%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.63%        0.60%        0.57%        0.62%        0.78%



NOTES TO FINANCIAL HIGHLIGHTS


1 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


2 Ratio of operating expenses to average net assets includes expenses paid indirectly.

3 The Fund commenced selling Class 2 shares on November 6, 2001.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------
     $  1.00      $  1.00       $ 1.00       $ 1.00
     -------      -------       ------       ------
       0.006        0.004        0.011(4)     0.002
          --           --           --       (0.000)(5)
     -------      -------       ------       ------
       0.006        0.004        0.011        0.002
     -------      -------       ------       ------
      (0.006)      (0.004)      (0.011)      (0.002)
          --           --           --           --
     -------      -------       ------       ------
      (0.006)      (0.004)      (0.011)      (0.002)
     -------      -------       ------       ------
     $  1.00      $  1.00       $ 1.00       $ 1.00
     =======      =======       ======       ======
        0.59%        0.40%        1.13%        0.22%
     $ 5,404      $ 3,068       $4,679       $  189
        0.88%        0.85%        0.82%        0.87%(6)
        0.59%        0.42%        1.07%        3.16%(6)
        0.88%        0.85%        0.82%        0.87%(6)



4 Per share numbers have been calculated using the average shares method.


5 Amount represents less than $0.001 per share.


6 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:


- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they compose what are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.


NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IF ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST


The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Portfolios and Funds. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.



You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                                                                  PRESORTED
Distributed by:                                                   STANDARD
WM Funds Distributor, Inc.                                     US POSTAGE PAID
1100 Investment Blvd., Suite 200                               LOS ANGELES, CA
El Dorado Hills, CA 95762                                       PERMIT #1831


                                                                      ADVVT 5/05

                      WM VARIABLE TRUST


                          PROSPECTUS


                         MAY 2, 2005


            STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                - Flexible Income Portfolio




                                - Conservative Balanced Portfolio




                                - Balanced Portfolio




                                - Conservative Growth Portfolio




                                - Strategic Growth Portfolio





   This prospectus describes the Class 1 and Class 2 shares ("shares") of the
                                  Portfolios.



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS


                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Flexible Income Portfolio..............................     5
                         Conservative Balanced Portfolio........................     6
                         Balanced Portfolio.....................................     7
                         Conservative Growth Portfolio..........................     8
                         Strategic Growth Portfolio.............................     9
                    Summary of Principal Risks..................................    10
                         Principal Risks by Fund................................    14
                    Fees and Expenses of the Portfolios.........................    15
                    Estimated Aggregate Portfolio Expenses......................    16
                    Portfolio and Fund Investment Strategies and Risks..........    17
                         Strategic Asset Management Portfolios..................    17
                         Equity Funds...........................................    18
                         Fixed-Income Funds.....................................    20
                    Common Investment Practices.................................    23
                    Investing in the Portfolios.................................    30
                    Distribution Plan and Additional Information
                      Regarding Dealer Compensation.............................    32
                    Tax Considerations..........................................    34
                    How Net Asset Value Is Determined...........................    35
                    Advisor and Sub-Advisors....................................    35
                         Individual Fund Managers...............................    36
                    Management Fees.............................................    39
                    Financial Highlights........................................    40
                    Appendix A..................................................    46

RISK/RETURN SUMMARY


The WM Variable Trust (the "Trust") provides a broad range of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (the "Portfolios"). All of the Portfolios allocate their assets among certain of the funds of the Trust (the "Funds") in pursuing their investment objectives, and each of the Funds is available for direct investment. Additionally, each Portfolio may invest a portion of its assets in the High Yield Fund series of WM Trust I (the "WM High Yield Fund"), a diversified mutual fund managed by WM Advisors Inc. ("WM Advisors") which is not available for direct purchase through a variable annuity contract. For more information about these underlying Funds, call 800-222-5852 to receive a prospectus. The "Equity Funds" include the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds. The "Fixed-Income Funds" include the Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds.



This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios, please see the Statement of Additional Information (the "SAI").




STRATEGIES AND RISKS



The principal investment strategies identified in this summary provide specific information about each of the Portfolios. In making investment decisions, there are some general principles WM Advisors applies. When making decisions regarding the allocation of Portfolio assets, WM Advisors will generally consider, among other things, the following factors:



Federal Reserve monetary
  policy
Consumer debt
Corporate profits
Elections
Employment trends
Consumer spending
Currency flows
Commodity prices
Yield spreads
Stock market volume
Capital goods expenditures
Historical asset class returns
Cyclical and secular
  economic trends
Volatility analysis
Consumer confidence
Government budget deficits
Tax policy
Demographic trends
Mortgage demand
Business spending
Inflationary pressures
Housing trends
GDP growth
Historical financial market
  returns
Inventories
Investor psychology
Technology trends
Risk-return characteristics
Stock valuations
State and federal fiscal policy
Trade pacts
Interest rate changes
Business confidence
Geopolitical risks
Wage and payroll trends
Investment flows
Import prices
Factory capacity utilization
Market capitalization relative
  values
Productivity growth
Asset class correlations
Business activity
Performance attribution by
  allocation and sector



The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such a Portfolio or Fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Portfolio and Fund Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios, and the related risks, before you invest.




PERFORMANCE



Below the description of each Portfolio that has been in operation for a full calendar year as of the date of this prospectus is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years or for the life of the Portfolio if it has been in operation for less than ten years. The bar chart is intended to provide some indication of the volatility of the Portfolio's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and 2 shares of the Portfolio compare to returns of a broad-based securities market index for the past one, five, and ten years (or, in the case of a newer Portfolio or Class, since inception of that Portfolio or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.



There can be no assurance that any Portfolio will achieve its objective. It is possible to lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79
2001                                                                              4.84
2002                                                                              2.14
2003                                                                             13.30
2004                                                                              6.47


During the periods shown above, the highest quarterly return was 6.48% (for the quarter ended 6/30/03), and the lowest was -1.24% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (9/9/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   6.47%          6.44%        7.50%        N/A
   CLASS 2 SHARES                                                   6.24%          N/A           N/A        6.74%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        6.91%       5.19%
   STANDARD & POORS ("S&P") 500 INDEX(3)                           10.87%         -2.30%        5.72%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      5.67%          5.90%        6.94%       5.62%



1 The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 20% in the S&P 500 Index and 80% in the Lehman Brothers Aggregate Bond Index.

CONSERVATIVE BALANCED PORTFOLIO


OBJECTIVE: This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation) consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio invests between 40% and 80% of its net assets in the Fixed-Income and WM High Yield Funds and between 20% and 60% of its net assets in the Equity Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each of the Funds in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1999                                                                              1.88
2000                                                                              5.03
2001                                                                              2.40
2002                                                                             -2.26
2003                                                                             17.09
2004                                                                              8.21


During the periods shown above, the highest quarterly return was 8.35% (for the quarter ended 6/30/03), and the lowest was -4.43% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (4/23/98)   (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   8.21%          5.90%        5.32%        N/A
   CLASS 2 SHARES                                                   7.88%          N/A           N/A        7.17%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        6.59%       5.19%
   S&P 500 INDEX(3)                                                10.87%         -2.30%        2.82%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      6.99%          3.99%        5.49%       5.94%



1 Effective August 1, 2000, the investment objective and policies of the Portfolio changed. Accordingly, the performance of the Portfolio shown above may not reflect what the Portfolio's performance would have been under its current investment objective and policies. The Portfolio's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 40% in the S&P 500 Index and 60% in the Lehman Brothers Aggregate Bond Index.

BALANCED PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their investments among certain of the Funds in pursuing their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income and WM High Yield Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78
2003                                                                             22.74
2004                                                                             10.12


During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  10.12%          4.41%        9.16%        N/A
   CLASS 2 SHARES                                                   9.83%          N/A           N/A        7.58%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%        7.10%       5.19%
   S&P 500 INDEX(3)                                                10.87%         -2.30%        6.40%       6.13%
   CAPITAL MARKET BENCHMARK(4)                                      8.29%          1.98%        7.09%       6.13%



1 The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 60% in the S&P 500 Index and 40% in the Lehman Brothers Aggregate Bond Index.

CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.



The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

[BAR GRAPH]

1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56
2002                                                                            -15.52
2003                                                                             28.74
2004                                                                             11.78


During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99), and the lowest was -12.83% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS     (6/3/97)      (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  11.78%          2.71%          9.60%          N/A
   CLASS 2 SHARES                                                  11.58%          N/A             N/A          7.62%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          4.34%          7.71%          7.10%         5.19%
   S&P 500 INDEX(3)                                                10.87%         -2.30%          6.40%         6.13%
   CAPITAL MARKET BENCHMARK(4)                                      9.59%         -0.12%          6.81%         6.19%



1 The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This index is intended to represent the U.S. fixed-income market as a whole.


3 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


4 The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 80% in the S&P 500 Index and 20% in the Lehman Brothers Aggregate Bond Index.

STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth and a corresponding level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.




The Portfolio may invest up to 25% of its assets in each of the Short Term Income, Money Market, and WM High Yield Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments described in the foregoing paragraph, including derivatives risk and portfolio risk.



CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)

(STRATEGIC GROWTH PORTFOLIO BAR GRAPH)

1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25
2002                                                                            -20.53
2003                                                                             33.07
2004                                                                             12.83


During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99), and the lowest was -17.07% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.



AVERAGE ANNUAL TOTAL RETURNS(1)



                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2004                           PAST 1 YEAR   PAST 5 YEARS     (6/3/97)      (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  12.83%          1.49%         10.64%          N/A
   CLASS 2 SHARES                                                  12.54%          N/A             N/A          7.50%
   S&P 500 INDEX(2)                                                10.87%         -2.30%          6.40%         6.13%
   RUSSELL 3000 INDEX(3)                                           11.95%         -1.16%          6.83%         7.50%



1 The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


2 This is a broad-based index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the U.S. stock market.


3 This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio changes with the value of the investments held by that Portfolio. Many factors can affect that value, and it is possible that you may lose money by investing in the Portfolios. Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Portfolio and Fund Investment Strategies and Risks" and "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Portfolios and Funds, their investments, and related risks.



MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities.


One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline to the extent the Portfolio or Fund holds income-producing equity or fixed-income investments because such investments are likely to be worth less.


Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality fixed-income securities, such as U.S. GOVERNMENT SECURITIES.



Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAYMENT-IN-KIND securities.



Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.



The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.



CREDIT RISK. Each of the Portfolios and Funds may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS, or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and WM High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.



CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and

WM High Yield Funds that invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.



FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.



GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon, and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.



LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, each Portfolio or Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.



REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Short Term Income, Income, and WM High Yield Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.



DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.



MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.



SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The Equity Funds and the WM High Yield Fund generally have the greatest exposure to this risk.



MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the Fund's purchasing power over time.



FUND-OF-FUNDS RISK. The Portfolios invest in shares of the Equity, Fixed-Income, and WM High Yield Funds. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Funds, a redemption or reallocation by the Portfolios away from a Fund could cause the Fund's expenses to increase and may result in a Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

 The table below shows the percentage of shares outstanding of each Fund owned by the Portfolios as of December 31, 2004:




                                                                              PORTFOLIOS
                                               ------------------------------------------------------------------------------
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.9%         2.9%         44.9%        31.2%         14.3%      98.2%
  Equity Income Fund                              3.7%         2.0%         30.6%        21.7%          9.4%      67.4%
  Growth & Income Fund                            5.7%         2.0%         31.7%        26.4%         13.1%      78.9%
  West Coast Equity Fund                          1.9%         1.5%         26.3%        21.6%         11.7%      63.0%
  Mid Cap Stock Fund                              5.9%         2.1%         33.5%        26.7%         15.6%      83.8%
  Growth Fund                                     5.0%         2.1%         33.7%        26.8%         12.3%      79.9%
  Small Cap Value Fund                            5.8%         2.4%         41.4%        33.5%         16.9%     100.0%
  Small Cap Growth Fund                           4.0%         1.7%         27.6%        23.1%         11.1%      67.5%
  International Growth Fund                       0.0%         2.8%         38.8%        32.0%         16.2%      89.8%
  Short Term Income Fund                         45.1%         6.2%         12.9%         0.0%          0.0%      64.2%
  U.S. Government Securities Fund                25.3%         5.9%         38.8%        11.4%          0.0%      81.4%
  Income Fund                                    25.5%         5.7%         35.4%         6.9%          0.0%      73.5%
  WM High Yield Fund                              2.0%         0.0%          4.1%         2.0%          1.0%       9.1%



PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed previously. As a result, the Portfolios share the risks of each of the Funds in which they invest.



In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE SECURITIES ("junk bonds"). The Portfolios may also be exposed to FOREIGN INVESTMENT RISK through their investments in the Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund. Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about the tax implications of investing in the Portfolios.


Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.


The officers, trustees, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

PRINCIPAL RISKS BY FUND


The following chart summarizes the principal risks of each Fund other than market risk, credit risk, liquidity risk, management risk, and fund-of-funds risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                                               FOREIGN        GEOGRAPHIC
                             CURRENCY        INVESTMENT      CONCENTRATION     LEVERAGING       REAL ESTATE      DERIVATIVES
  FUND                         RISK             RISK             RISK             RISK             RISK             RISK
  ---------------------------------------------------------------------------------------------------------------------------
  REIT FUND                      X                X                                 X                X                X
  EQUITY INCOME FUND             X                X                                 X                X                X
  GROWTH & INCOME FUND           X                X                                 X                X                X
  WEST COAST EQUITY
  FUND                           X                X                X                X                X                X
  MID CAP STOCK FUND             X                X                                 X                X                X
  GROWTH FUND                    X                X                                 X                                 X
  SMALL CAP VALUE FUND           X                X                                 X                X                X
  SMALL CAP GROWTH FUND          X                X                                 X                                 X
  INTERNATIONAL GROWTH
  FUND                           X                X                                 X                                 X
  SHORT TERM INCOME
  FUND                           X                X                                 X                X                X
  U.S. GOVERNMENT
  SECURITIES FUND                                                                   X                                 X
  INCOME FUND                    X                X                                 X                X                X
  MONEY MARKET FUND                               X
  WM HIGH YIELD FUND             X                X                                 X                                 X


                            SMALLER       MONEY MARKET
  FUND                   COMPANY RISK         RISK
  ---------------------  -----------------------------
  REIT FUND                    X
  EQUITY INCOME FUND           X
  GROWTH & INCOME FUND         X
  WEST COAST EQUITY
  FUND                         X
  MID CAP STOCK FUND           X
  GROWTH FUND                  X
  SMALL CAP VALUE FUND         X
  SMALL CAP GROWTH FUND        X
  INTERNATIONAL GROWTH
  FUND                         X
  SHORT TERM INCOME
  FUND
  U.S. GOVERNMENT
  SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND                            X
  WM HIGH YIELD FUND           X

FEES AND EXPENSES OF THE PORTFOLIOS



Each of the Portfolios offers Class 1 and Class 2 shares, which are subject to different fees and expenses. The following tables describe the fees and expenses that you may pay if you invest in Class 1 or 2 shares of a Portfolio. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.



                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
CLASS 1 SHARES                                          DEDUCTED FROM PORTFOLIO ASSETS)
-----------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES       FEES     EXPENSES     EXPENSES
................................................................................................
  Flexible Income Portfolio(1)                    0.10%       0.00%     0.18%         0.28%
................................................................................................
  Conservative Balanced Portfolio(1)              0.10%       0.00%     0.23%         0.33%
................................................................................................
  Balanced Portfolio(1)                           0.10%       0.00%     0.18%         0.28%
................................................................................................
  Conservative Growth Portfolio(1)                0.10%       0.00%     0.18%         0.28%
................................................................................................
  Strategic Growth Portfolio(1)                   0.10%       0.00%     0.19%         0.29%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
CLASS 1 SHARES                             AND REDEMPTION AT THE END OF EACH PERIOD:
-----------------------------------------  -----------------------------------------------

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
..........................................
  Flexible Income Portfolio(1)               $29        $90       $157        $356
..........................................
  Conservative Balanced Portfolio(1)         $34       $106       $185        $418
..........................................
  Balanced Portfolio(1)                      $29        $90       $157        $356
..........................................
  Conservative Growth Portfolio(1)           $29        $90       $157        $356
..........................................
  Strategic Growth Portfolio(1)              $30        $93       $163        $368
----------------------------------------------------------------------------------------------



  1 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."



                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
CLASS 2 SHARES                                          DEDUCTED FROM PORTFOLIO ASSETS)
-----------------------------------------------------------------------------------------------
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
................................................................................................
  Flexible Income Portfolio(2)                    0.10%       0.25%     0.18%         0.53%
................................................................................................
  Conservative Balanced Portfolio(2)              0.10%       0.25%     0.23%         0.58%
................................................................................................
  Balanced Portfolio(2)                           0.10%       0.25%     0.18%         0.53%
................................................................................................
  Conservative Growth Portfolio(2)                0.10%       0.25%     0.18%         0.53%
................................................................................................
  Strategic Growth Portfolio(2)                   0.10%       0.25%     0.19%         0.54%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
CLASS 2 SHARES                             AND REDEMPTION AT THE END OF EACH PERIOD:
-----------------------------------------  -----------------------------------------------

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
..........................................
  Flexible Income Portfolio(2)               $54       $170       $296        $665
..........................................
  Conservative Balanced Portfolio(2)         $59       $186       $324        $726
..........................................
  Balanced Portfolio(2)                      $54       $170       $296        $665
..........................................
  Conservative Growth Portfolio(2)           $54       $170       $296        $665
..........................................
  Strategic Growth Portfolio(2)              $55       $173       $302        $677
-----------------------------------------------------------------------------------------------



  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Dealer Compensation."


  2 Does not include underlying Fund expenses that the Portfolios bear indirectly. See "Estimated Aggregate Portfolio Expenses."

ESTIMATED AGGREGATE PORTFOLIO EXPENSES


The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses shown in the tables under "Fees and Expenses of the Portfolios" for each Portfolio and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio at December 31, 2004. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.



                                                                                               EXAMPLES: YOU WOULD PAY
                                                                                           THE FOLLOWING COMBINED EXPENSES
                                                                                        ON A $10,000 INVESTMENT ASSUMING A 5%
                                                                                            ANNUAL RETURN AND REDEMPTION
PORTFOLIO                                                                                    AT THE END OF EACH PERIOD.
---------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL ANNUAL
                                                               COMBINED OPERATING
                                                                    EXPENSES            1 YEAR   3 YEARS   5 YEARS   10 YEARS
..................................................................................................................................
  CLASS 1 SHARES
  Flexible Income Portfolio                                           0.91%               $93     $290      $504      $1,120
  Conservative Balanced Portfolio                                     1.01%              $103     $322      $558      $1,236
  Balanced Portfolio                                                  1.03%              $105     $328      $569      $1,259
  Conservative Growth Portfolio                                       1.09%              $111     $347      $601      $1,329
  Strategic Growth Portfolio                                          1.14%              $116     $362      $628      $1,386
  CLASS 2 SHARES
  Flexible Income Portfolio                                           1.16%              $118     $368      $638      $1,409
  Conservative Balanced Portfolio                                     1.26%              $128     $400      $692      $1,523
  Balanced Portfolio                                                  1.28%              $130     $406      $702      $1,545
  Conservative Growth Portfolio                                       1.34%              $136     $425      $734      $1,613
  Strategic Growth Portfolio                                          1.39%              $142     $440      $761      $1,672



At December 31, 2004, the Portfolios' assets were allocated among the underlying Funds as follows:



                                      FLEXIBLE          CONSERVATIVE                           CONSERVATIVE         STRATEGIC
                                       INCOME             BALANCED           BALANCED             GROWTH             GROWTH
FUND                                  PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                               1%                 2%                  4%                 4%                  5%
  Equity Income Fund                      4%                 7%                 11%                12%                 12%
  Growth & Income Fund                    7%                 9%                 14%                19%                 22%
  West Coast Equity Fund                  1%                 3%                  5%                 7%                  9%
  Mid Cap Stock Fund                      3%                 4%                  6%                 8%                 11%
  Growth Fund                             6%                 9%                 13%                18%                 19%
  Small Cap Value Fund                    1%                 2%                  3%                 4%                  4%
  Small Cap Growth Fund                   1%                 2%                  3%                 4%                  4%
  International Growth Fund               0%                 4%                  6%                 8%                  9%
  Short Term Income Fund                 12%                 6%                  1%                 0%                  0%
  U.S. Government Securities
    Fund                                 32%                27%                 17%                 8%                  0%
  Income Fund                            25%                19%                 12%                 4%                  0%
  WM High Yield Fund                      7%                 6%                  5%                 4%                  5%

PORTFOLIO AND FUND INVESTMENT STRATEGIES AND RISKS



This section provides a more complete description of the principal investment strategies and risks of each Portfolio and the Funds in which the Portfolios may invest. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.


STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.

  In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

  In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

  - short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;


  - other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch"), or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;

  - commercial paper, including master notes;

  - bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and

  - repurchase agreements.

  At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS


REIT FUND. Among the principal risks of investing in the REIT Fund are: market risk, credit risk, currency risk, fund-of-funds risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk and smaller company risk. These risks are described in greater detail in the "Summary of Principal Risks."


  Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in real estate investment trust ("REIT") securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. It may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.



EQUITY INCOME FUND. Among the principal risks of investing in the Equity Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.



GROWTH & INCOME FUND. Among the principal risks of investing in the Growth & Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities.



WEST COAST EQUITY FUND. Among the principal risks of investing in the West Coast Equity Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, geographic concentration risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four-state area.

  The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").


MID CAP STOCK FUND. Among the principal risks of investing in the Mid Cap Stock Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index (approximately $0.34 billion to $9.41 billion as of December 31, 2004). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

  The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


GROWTH FUND. Among the principal risks of investing in the Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities such as bonds, convertible bonds, preferred stock, and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


  The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.


  The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC ("Janus"); OppenheimerFunds, Inc. ("Oppenheimer"); and Salomon Brothers Asset Management, Inc. ("Salomon"). WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.



SMALL CAP VALUE FUND. Among the principal risks of investing in the Small Cap Value Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase (approximately $0.66 billion to $3.61 billion as of December 31, 2004). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.



SMALL CAP GROWTH FUND. Among the principal risks of investing in the Small Cap Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase (approximately $0.66 billion to $3.61 billion as of December 31, 2004). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believe that doing so will be consistent with the goal of capital appreciation.


  The Fund's portfolio is managed by two sub-advisors: Delaware Management Company ("Delaware") and Oberweis Asset Management, Inc. ("Oberweis"). WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.



INTERNATIONAL GROWTH FUND. Among the principal risks of investing in the International Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization.


  The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.


  The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P, or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.


  The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.


FIXED-INCOME FUNDS


SHORT TERM INCOME FUND. Among the principal risks of investing in the Short Term Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."

  The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

  The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors.


  The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.


  The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.



U.S. GOVERNMENT SECURITIES FUND. Among the principal risks of investing in the U.S. Government Securities Fund are: market risk, credit risk, derivatives risk, liquidity risk, leveraging risk, management risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies, and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.



INCOME FUND. Among the principal risks of investing in the Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."

  The Income Fund invests most of its assets in:
  - fixed-income and convertible securities;

  - U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

  - commercial mortgage-backed securities;
  - obligations of U.S. banks that belong to the Federal Reserve System;
  - preferred stocks and convertible preferred stocks;

  - the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and

  - deposits in U.S. banks.

  The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts.


  The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").


MONEY MARKET FUND. Among the principal risks of investing in the Money Market Fund are: market risk, credit risk, foreign investment risk, liquidity risk, management risk, money market risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities, or instrumentalities, or securities that are, or have issuers that are:


  - rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

  - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or
  - if not so rated, are determined to be of comparable quality.

  In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

  - U.S. government securities;

  - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs;

  - obligations of U.S. and foreign banks with assets of more than $500 million;

  - U.S. dollar-denominated securities issued by foreign governments, their agencies, or instrumentalities or by supranational entities;

  - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and
  - repurchase agreements.

  A description of the rating systems of S&P, Fitch, and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.



WM HIGH YIELD FUND. Among the principal risks of investing in the WM High Yield Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk. These risks are described in greater detail in the "Summary of Principal Risks."


  The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing and emerging countries and engage in hedging strategies involving options.

COMMON INVESTMENT PRACTICES


The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest and strategies that WM Advisors or the respective sub-advisors may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.



BELOW-INVESTMENT-GRADE SECURITIES. The Growth & Income, Growth, and Income Funds may each invest up to 35% of their total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds may each invest up to 20% of their assets in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." The WM High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets in such securities.


  Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Portfolio or Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.



BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, and Money Market Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, and WM High Yield Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the respective Portfolios and Funds.


  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar securities (same type, coupon, and maturity) on a specified future date, typically in 30 or 60 days. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities that will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.


  Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and WM High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).



FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.
  The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.


FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase floating rate, inverse floating rate, and variable rate securities, including participation interests therein and assignments thereof.

  The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate, and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.


  Each of the REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High-Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors and the sub-advisors will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.


  Each of the Funds other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.


  In addition, a Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.


  While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.



FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and

  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.


  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.


  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.


  The Equity Funds and the Short Term Income, Income, and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY

RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.



GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of the Fund's investments, as well as the current and past financial condition of Alaska, California, Oregon, and Washington. See the SAI for a more detailed description of these risks.



HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:
  - repurchase agreements with maturities greater than seven days;
  - time deposits maturing in more than seven days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven days; and

  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Portfolios and Funds.

  Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.



LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, Money Market, and WM High Yield Funds each may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.

  To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment.
  In addition, like other fixed-income securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at times when they wish to do so.


  In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.


  The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, Money Market, and WM High Yield Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, including home equity loans; and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.



REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in real estate investment trusts, known as "REITs." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills; are not diversified; and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


  Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.


  Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leveraging risk, and management risk.

  All the above are collectively referred to as "strategic transactions." Strategic transactions may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Portfolio's or Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Portfolio's or Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;

  - to manage the effective maturity or duration of the Portfolio's or Fund's portfolio; and

  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.
  The use of strategic transactions involves special considerations and risks; for example:
  - the ability of the Portfolio or Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;
  - the risk that the other party to a strategic transaction will fail to meet its obligations to the Portfolio or Fund;

  - the risk that the Portfolio or Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and
  - the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of any related portfolio positions.
  Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.


U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.



WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.


  When-issued securities may include bonds purchased on a "when, as, and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Fund's NAV.



PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for each of the Portfolios are shown under "Financial Highlights" in this prospectus. WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

INVESTING IN THE PORTFOLIOS



Shares of the Portfolios are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Portfolios reserve the right to refuse any order for the purchase of shares, including those by exchange.


PURCHASE AND REDEMPTION

Shares of the Portfolios are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Portfolios corresponding to such divisions. Shares of the Portfolios are purchased and redeemed at NAV without sales or redemption charges.


  For each day on which a Portfolio's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.

  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.


MARKET TIMING. The Portfolios are not intended for "market timing" or other forms of abusive short-term trading. If the Portfolios are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Portfolio shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies which can occur if the valuation of a Portfolio's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Portfolio's net asset value per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a Portfolio's net asset value per share for long-term investors.


  Frequent traders wishing to engage in market timing should not purchase the Portfolios.


  The Board of Trustees has adopted policies and procedures designed to deter market timing with respect to each Portfolio. The procedures include the use of "fair value" pricing and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. In addition, the Portfolios may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts"). Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Portfolios' transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders identified as market timers. The Portfolios reserve the right to reject any purchases, including purchases by exchange.


  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in each Portfolio, there is no assurance that short-term trading will not occur.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Portfolios disclose their month-end portfolio holdings on the Distributor's Web site for the Portfolios at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolios may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI and on the Web site at wmgroupoffunds.com.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING DEALER COMPENSATION



  Each of the Portfolios has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class 2 shares (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Portfolios under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the remaining amount of the fees.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell variable annuities, variable life insurance contracts, and certain retirement plans that are funded through investments in or may offer as investment options the Portfolios. These financial intermediaries receive compensation from the Distributor and its affiliates for selling such variable annuities, variable life insurance contracts, and shares of the Portfolios to retirement plans and/or providing services to shareholders of such contracts or beneficiaries of plans. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 fee that the Portfolios pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.



ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Portfolios. The Distributor also makes ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either Class of shares of the Portfolios as investment options.



OTHER PAYMENTS TO INTERMEDIARIES. In addition to the ongoing payments and reimbursement of costs associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Portfolios, or may sell shares of the Portfolios and Funds to retirement plans, for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Portfolio shares, or 0.25% of the current year's sales of Portfolio and Fund shares to retirement plans by that financial intermediary.


  For 2004, the Distributor's total payments to these firms for distribution services related to the WM Group of Funds represented approximately 0.01% of the average daily net assets of the WM Group of Funds, or approximately $315,000.


  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's sales; assets and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans; and the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Portfolio and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Portfolios and related investor services.


  Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.


  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Portfolios, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.


  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Portfolios as investment options, or for the distribution of shares of the Portfolios to retirement plans that (other than ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:



Advantage Capital Corporation


AIG Advisors, Inc.


American Portfolios Financial Services, Inc.


FFP Securities, Inc.


FSC Securities Corporation


H. Beck, Inc.


Investacorp, Inc.


NFP Securities, Inc.


Royal Alliance Associates, Inc.


Triad Advisors, Inc.


WM Financial Services, Inc.



  To obtain a current list of such firms, call 800-222-5852.


  Although the Advisor may use brokers who sell shares of the Portfolios to effect portfolio transactions, the sale of Portfolio shares is not considered as a factor when selecting brokers to effect portfolio transactions and the Portfolios have adopted procedures to ensure that the sale of Portfolio shares is not considered when selecting brokers to effect portfolio transactions.


  Your insurance contract imposes other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that may be assessed.

TAX CONSIDERATIONS


The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.


  Each Portfolio intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


  Although the Trust intends that it and each Portfolio will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios.


  Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Portfolio to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.


  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio. Dividends and distributions paid by a Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio. Each of the Portfolios will declare and pay dividends annually. All Portfolios will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees.


  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS.

HOW NET ASSET VALUE IS DETERMINED



Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolios' NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolios' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier.


  In addition, the Portfolios have adopted fair value pricing procedures and methodologies which, among other things, generally require the Portfolios to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios.



ADVISOR AND SUB-ADVISORS



The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities with respect to the Growth, Small Cap Growth, and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information, see the SAI.


  WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Portfolio's or Fund's investment performance, and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.


  The following organizations, under the supervision of WM Advisors, act as sub-advisors to the underlying Funds indicated below and are responsible for continuously reviewing, supervising, and administering such Funds' respective investment programs:



CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately $162 billion as of December 31, 2004.



DELAWARE MANAGEMENT COMPANY ("Delaware"), 2005 Market Street, Philadelphia, Pennsylvania 19103, acts as one of two sub-advisors to the Small Cap Growth Fund. Delaware is a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of December 31, 2004, DMH and it subsidiaries had approximately $100 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries and are subject to the ultimate control of Lincoln National Corporation. Lincoln National Corporation is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.



JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, acts as one of three sub-advisors to the Growth Fund. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2004, JCG's assets under management were approximately $139 billion.



OBERWEIS ASSET MANAGEMENT, INC. ("Oberweis"), 951 Ice Cream Drive, North Aurora, Illinois 60542, acts as one of two sub-advisors to the Small Cap Growth Fund. Oberweis is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2004, Oberweis had approximately $925 million in assets under management.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $170 billion in assets as of March 31, 2005, including OppenheimerFunds with more than 7 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.



SALOMON BROTHERS ASSET MANAGEMENT, INC. ("Salomon"), 399 Park Avenue, New York, New York 10022, acts as one of three sub-advisors to the Growth Fund. Salomon is an indirect, wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). Salomon was established in 1987 and together with its affiliates in London, Tokyo, and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking, and securities trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, Salomon had approximately $79.9 billion in assets under management.



INDIVIDUAL FUND MANAGERS



WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of Portfolio shares.



RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since February 1999. Mr. Yoakum has been employed by WM Advisors since 1999. Prior to Mr. Yoakum's joining WM Advisors, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for two years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.



MICHAEL D. MEIGHAN, CFA, Vice President and Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.



STEPHEN Q. SPENCER, CFA, First Vice President and Senior Portfolio Manager of WM Advisors has had primary responsibility for the day-to-day management of the Growth & Income Fund since March 2003. Previously, Mr. Spencer co-managed the Growth & Income Fund since January 2000. Mr. Spencer has been employed by

WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. since 1985.



RICHARD E. HELM, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Equity Income Fund since May 2001. He has also been responsible for the day-to-day management of the REIT Fund since May 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. He has been employed by WM Advisors since March 2001. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999, Vice President and Portfolio Manager of Parametric Portfolio Associates from 1994 to 1995 and Vice President and Portfolio Manager of Morgan Stanley Asset Management from 1988 to 1994.



DANIEL R. COLEMAN, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.



JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager, has been co-manager of the Income Fund with Gary J. Pokrzywinski since May 2005. He has been employed as an investment professional at WM Advisors since August 1998.



GARY J. POKRZYWINSKI, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing the Equity Funds that are not sub-advised as well as the Fixed-Income Funds. He has been primarily responsible for the day-to-day management of the WM High Yield Fund since March 1998. He has been responsible for co-managing the Income Fund with John Friedl since May 2005. Prior to that, he was primarily responsible for the day-to-day management of the Income Fund since January 1998. Mr. Pokrzywinski has been employed by WM Advisors since 1992.



DAVID W. SIMPSON, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Small Cap Value Fund since May 2004. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.



CRAIG V. SOSEY, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the Short Term Income and U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



CAPITAL GUARDIAN has been sub-advisor for the International Growth Fund since June 1999. Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to such person. They are: DAVID I. FISHER, ARTHUR J. GROMADZKI, RICHARD N. HAVAS, NANCY J. KYLE, CHRISTOPHER A. REED, LIONEL M. SAUVAGE, NILLY SIKORSKY, RUDOLF M. STAEHELIN, SEUNG KWAK, and JOHN M. N. MANT. MR. FISHER is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1971. MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital

Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. MR. REED is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. MR. SAUVAGE is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director -- Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981. MR. KWAK is a Senior Vice President for Capital International K.K. (CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. He brings with him 17 years investment-related work experience. Mr. Kwak received an MA in international relations from Yale University and his BA in philosophy from Middlebury College in Vermont. He holds the Chartered Financial Analyst designation and is based in the Tokyo office. MR. MANT is an Executive Vice President, a Director and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited. Prior to joining our organization in 1990, he served as an international investment analyst with J.P. Morgan Investment Management in London and was a member of the strategy team at James Capel & Co. Mr. Mant earned an MBA from the London Business School and has a graduate certificate in banking from City Polytechnic in London. He also holds a BA (with honors) from Oxford University in economics and philosophy. He is based in Capital Guardian's London office.



ALAN BLAKE, Managing Director and Senior Portfolio Manager of Salomon, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio managed by Salomon since March 2005. Mr. Blake has more than 24 years of securities business experience. Mr. Blake has been employed by Salomon since August 1991.



E. MARC PINTO, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.



JANE PUTNAM, CFA, has been primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam has been a Vice President and Portfolio Manager of Oppenheimer since 1995.



JAMES W. OBERWEIS, CFA, President and Portfolio Manager of Oberweis, has been primarily responsible for the day-to-day management of the portion of the Small Cap Growth Fund's assets managed by Oberweis since April 2005. He specializes exclusively in managing portfolios of high-growth small-cap companies. Mr. Oberweis has been Director since 2003, President since 2001, and a Portfolio Manager since 1995. Mr. Oberweis was Vice President from 1995 to 2001.



Delaware has been a sub-advisor to the Small Cap Growth Fund since April 2005. Delaware employs a team of portfolio managers, each of whom has primary responsibility for the day-to-day management of that portion of the Small Cap Growth Fund assigned to such person. They are: MARSHALL T. BASSETT, STEVEN T. LAMPE, MATTHEW TODOROW, and LORI P. WACHS. MR. BASSETT, a Portfolio Manager and Analyst, has been employed by Delaware since 1997. MR. LAMPE, a Portfolio Manager and Analyst, has been employed by Delaware since 1995. MR. TODOROW, a Portfolio Manager and Analyst, has been employed by Delaware since 2003. Prior to 2003, he served as Executive Director for Morgan Stanley Investment Management and as a Portfolio Manager for the Small/Mid-Cap group. Prior to that, Mr. Todorow held several positions at Keeton Capital Management. MS. WACHS, a Portfolio Manager and Analyst, has been employed by Delaware since 1992.

MANAGEMENT FEES


During their most recent fiscal years, the Portfolios paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):



                                                       FEES PAID AS A PERCENTAGE
PORTFOLIOS                                                   OF NET ASSETS
-------------------------------------------------------------------------------------
  Flexible Income Portfolio                                       0.10%(1)
  Conservative Balanced Portfolio                                 0.10%(1)
  Balanced Portfolio                                              0.10%(1)
  Conservative Growth Portfolio                                   0.10%(1)
  Strategic Growth Portfolio                                      0.10%(1)
-------------------------------------------------------------------------------------



  1 Excludes underlying Fund management fees that the Portfolios bear indirectly.



NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IF ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past 5 years (or, if shorter, the period of the Portfolios' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Portfolio (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Portfolios' financial statements, are included in the Annual Report to Shareholders, which is available upon request.



                                                              CLASS 1
                                                              --------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO                                        2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.71     $  12.41     $  12.23     $ 11.90      $ 11.86
                                                               --------     --------     --------     -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.51(6)      0.56(6)      0.41(6)     0.17(6)      0.58(6)
      Net realized and unrealized gain/(loss) on investments       0.35         1.08        (0.15)       0.40         0.10
                                                               --------     --------     --------     -------      -------
      Total from investment operations                             0.86         1.64         0.26        0.57         0.68
                                                               --------     --------     --------     -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                     (0.47)       (0.34)       (0.08)      (0.15)       (0.58)
      Dividends from net realized capital gains                      --           --           --       (0.09)       (0.06)
                                                               --------     --------     --------     -------      -------
      Total distributions                                         (0.47)       (0.34)       (0.08)      (0.24)       (0.64)
                                                               --------     --------     --------     -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  14.10     $  13.71     $  12.41     $ 12.23      $ 11.90
                                                               ========     ========     ========     =======      =======
TOTAL RETURN(2)                                                    6.47%       13.30%        2.14%       4.84%        5.79%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $149,055     $143,283     $125,992     $90,860      $40,049
      Ratio of operating expenses to average net assets(3)         0.28%        0.30%        0.30%       0.33%        0.31%
      Ratio of net investment income to average net assets         3.67%        4.33%        3.37%       1.43%        4.84%
      Portfolio turnover rate                                         5%           4%           9%          1%          14%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                            0.28%        0.30%        0.30%       0.33%        0.31%



                                                                CLASS 1
                                                                -------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO                                  2004       2003       2002      2001       2000
YEARS ENDED DECEMBER 31                                         -------    -------    -------   -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 11.15    $  9.73    $ 10.04   $  9.90    $ 9.90
                                                                -------    -------    -------   -------    ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.34(6)    0.36(6)    0.31(6)    0.13     0.49(6)
      Net realized and unrealized gain/(loss) on investments       0.56       1.29      (0.54)     0.10     (0.00)(8)
                                                                -------    -------    -------   -------    ------
      Total from investment operations                             0.90       1.65      (0.23)     0.23      0.49
                                                                -------    -------    -------   -------    ------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                     (0.23)     (0.23)     (0.07)    (0.09)    (0.49)
      Dividends from net realized capital gains                      --         --      (0.01)       --     (0.00)(8)
                                                                -------    -------    -------   -------    ------
      Total distributions                                         (0.23)     (0.23)     (0.08)    (0.09)    (0.49)
                                                                -------    -------    -------   -------    ------
NET ASSET VALUE, END OF PERIOD                                  $ 11.82    $ 11.15    $  9.73   $ 10.04    $ 9.90
                                                                =======    =======    =======   =======    ======
TOTAL RETURN(2)                                                    8.21%     17.09%     (2.26)%    2.40%     5.03%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                       $40,458    $31,600    $20,759   $14,221    $8,736
      Ratio of operating expenses to average net assets(3)         0.33%      0.31%      0.30%     0.41%     0.37%
      Ratio of net investment income to average net assets         3.02%      3.48%      3.20%     1.36%     4.99%
      Portfolio turnover rate                                         1%         6%         9%        2%       67%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                            0.33%      0.36%      0.41%     0.53%     0.44%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.


2 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.


4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $ 13.65      $ 12.38       $12.23       $12.18
     -------      -------       ------       ------
        0.47(6)      0.53(6)      0.38(6)      0.02(6)
        0.36         1.07        (0.15)        0.03
     -------      -------       ------       ------
        0.83         1.60         0.23         0.05
     -------      -------       ------       ------
       (0.46)       (0.33)       (0.08)          --
          --           --           --           --
     -------      -------       ------       ------
       (0.46)       (0.33)       (0.08)          --
     -------      -------       ------       ------
     $ 14.02      $ 13.65       $12.38       $12.23
     =======      =======       ======       ======
        6.24%       13.02%        1.89%        0.41%
     $67,752      $34,501       $9,416       $  182
        0.53%        0.55%        0.55%        0.58%(7)
        3.42%        4.08%        3.12%        1.18%(7)
           5%           4%           9%           1%
        0.53%        0.55%        0.55%        0.58%(7)



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $ 11.11       $ 9.71       $10.04       $ 9.92
     -------       ------       ------       ------
        0.31(6)      0.33(6)      0.29(6)      0.01
        0.55         1.29        (0.54)        0.11
     -------       ------       ------       ------
        0.86         1.62        (0.25)        0.12
     -------       ------       ------       ------
       (0.22)       (0.22)       (0.07)          --
          --           --        (0.01)          --
     -------       ------       ------       ------
       (0.22)       (0.22)       (0.08)          --
     -------       ------       ------       ------
     $ 11.75       $11.11       $ 9.71       $10.04
     =======       ======       ======       ======
        7.88%       16.83%       (2.47)%       1.21%
     $20,845       $9,128       $2,244       $  205
        0.58%        0.56%        0.55%        0.66%(7)
        2.77%        3.23%        2.95%        1.11%(7)
           1%           6%           9%           2%
        0.58%        0.61%        0.66%        0.78%(7)



5 The Portfolio commenced selling Class 2 shares on November 6, 2001.


6 Per share numbers have been calculated using the average shares method.


7 Annualized.


8 Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              CLASS 1
                                                              --------------------------------------------------------------
BALANCED PORTFOLIO                                               2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  14.88     $  12.42     $  13.91     $  14.50     $  14.92
                                                               --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.32(6)      0.33(6)      0.32(6)      0.17(6)      0.41(6)
      Net realized and unrealized gain/(loss) on investments       1.16         2.46        (1.53)       (0.15)       (0.32)
                                                               --------     --------     --------     --------     --------
      Total from investment operations                             1.48         2.79        (1.21)        0.02         0.09
                                                               --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                     (0.28)       (0.33)       (0.28)       (0.25)       (0.43)
      Dividends from net realized capital gains                      --           --           --        (0.36)       (0.08)
                                                               --------     --------     --------     --------     --------
      Total distributions                                         (0.28)       (0.33)       (0.28)       (0.61)       (0.51)
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  16.08     $  14.88     $  12.42     $  13.91     $  14.50
                                                               ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   10.12%       22.74%       (8.78)%       0.13%        0.49%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $467,076     $419,273     $334,605     $354,082     $305,399
      Ratio of operating expenses to average net assets(3)         0.28%        0.29%        0.29%        0.28%        0.29%
      Ratio of net investment income to average net assets         2.13%        2.50%        2.52%        1.22%        2.76%
      Portfolio turnover rate                                         4%           7%          22%           8%          15%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                            0.28%        0.29%        0.29%        0.28%        0.29%



                                                              CLASS 1
                                                              --------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO                                    2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.32     $  12.16     $  14.87     $  16.46     $  17.10
                                                               --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.21(6)      0.23(6)      0.23(6)      0.17(6)      0.27(6)
      Net realized and unrealized gain/(loss) on investments       1.58         3.23        (2.51)       (0.72)       (0.69)
                                                               --------     --------     --------     --------     --------
      Total from investment operations                             1.79         3.46        (2.28)       (0.55)       (0.42)
                                                               --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                     (0.22)       (0.30)       (0.41)       (0.61)       (0.07)
      Dividends from net realized capital gains                      --           --        (0.02)       (0.43)       (0.15)
                                                               --------     --------     --------     --------     --------
      Total distributions                                         (0.22)       (0.30)       (0.43)       (1.04)       (0.22)
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  16.89     $  15.32     $  12.16     $  14.87     $  16.46
                                                               ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   11.78%       28.74%      (15.52)%      (3.56)%      (2.49)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $303,584     $284,165     $229,564     $309,608     $293,442
      Ratio of operating expenses to average net assets(3)         0.28%        0.30%        0.29%        0.28%        0.28%
      Ratio of net investment income to average net assets         1.36%        1.75%        1.77%        1.11%        1.59%
      Portfolio turnover rate                                        10%          11%          19%           7%          13%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                            0.28%        0.30%        0.29%        0.28%        0.28%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.


2 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.


4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $  14.82     $ 12.39      $ 13.91       $13.52
     --------     -------      -------       ------
         0.28(6)     0.30(6)      0.29(6)      0.02(6)
         1.16        2.45        (1.53)        0.37(7)
     --------     -------      -------       ------
         1.44        2.75        (1.24)        0.39
     --------     -------      -------       ------
        (0.27)      (0.32)       (0.28)          --
           --          --           --           --
     --------     -------      -------       ------
        (0.27)      (0.32)       (0.28)          --
     --------     -------      -------       ------
     $  15.99     $ 14.82      $ 12.39       $13.91
     ========     =======      =======       ======
         9.83%      22.46%       (9.00)%       2.88%
     $164,802     $91,631      $31,335       $1,452
         0.53%       0.54%        0.54%        0.53%(8)
         1.88%       2.25%        2.27%        0.97%(8)
            4%          7%          22%           8%
         0.53%       0.54%        0.54%        0.53%(8)



    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $ 15.25      $ 12.13      $ 14.87       $14.24
     -------      -------      -------       ------
        0.17(6)      0.20(6)      0.19(6)      0.01(6)
        1.58         3.20        (2.50)        0.62(7)
     -------      -------      -------       ------
        1.75         3.40        (2.31)        0.63
     -------      -------      -------       ------
       (0.20)       (0.28)       (0.41)          --
          --           --        (0.02)          --
     -------      -------      -------       ------
       (0.20)       (0.28)       (0.43)          --
     -------      -------      -------       ------
     $ 16.80      $ 15.25      $ 12.13       $14.87
     =======      =======      =======       ======
       11.58%       28.36%      (15.72)%       4.42%
     $73,830      $40,576      $14,610       $1,127
        0.53%        0.55%        0.54%        0.53%(8)
        1.11%        1.50%        1.52%        0.86%(8)
          10%          11%          19%           7%
        0.53%        0.55%        0.54%        0.53%(8)



5 The Portfolio commenced selling Class 2 shares on November 6, 2001.


6 Per share numbers have been calculated using the average shares method.


7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.


8 Annualized.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               CLASS 1
                                                               --------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                                        2004         2003         2002         2001         2000
YEARS ENDED DECEMBER 31                                        ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  16.46     $  12.55     $ 16.45      $ 18.61      $ 19.59
                                                                --------     --------     -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                         0.14(6)      0.14(6)     0.15(6)      0.16(6)      0.13(6)
      Net realized and unrealized gain/(loss) on investments        1.96         3.98       (3.47)       (1.27)       (0.84)
                                                                --------     --------     -------      -------      -------
      Total from investment operations                              2.10         4.12       (3.32)       (1.11)       (0.71)
                                                                --------     --------     -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                      (0.11)       (0.21)      (0.54)       (0.57)       (0.11)
      Dividends from net realized capital gains                       --           --       (0.04)       (0.48)       (0.16)
                                                                --------     --------     -------      -------      -------
      Total distributions                                          (0.11)       (0.21)      (0.58)       (1.05)       (0.27)
                                                                --------     --------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                  $  18.45     $  16.46     $ 12.55      $ 16.45      $ 18.61
                                                                ========     ========     =======      =======      =======
TOTAL RETURN(2)                                                    12.83%       33.07%     (20.53)%      (6.25)%      (3.73)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                       $130,069     $105,077     $73,936      $97,401      $98,431
      Ratio of operating expenses to average net assets(3)          0.29%        0.31%       0.32%        0.31%        0.30%
      Ratio of net investment income to average net assets          0.80%        0.99%       1.06%        0.95%        0.67%
      Portfolio turnover rate                                          4%           9%         16%           5%          12%
      Ratio of operating expenses to average net assets
       without fee waivers, expenses reimbursed and/or fees
       reduced by credits allowed by the custodian(3,4)             0.29%        0.31%       0.32%        0.31%        0.30%



NOTES TO FINANCIAL HIGHLIGHTS


1 Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.


2 Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.


3 The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.


4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    -------------------------------------------------
       2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------
     $ 16.42      $ 12.54      $ 16.45       $15.54
     -------      -------      -------       ------
        0.09(6)      0.10(6)      0.11(6)      0.01(6)
        1.97         3.98        (3.44)        0.90(7)
     -------      -------      -------       ------
        2.06         4.08        (3.33)        0.91
     -------      -------      -------       ------
       (0.10)       (0.20)       (0.54)          --
          --           --        (0.04)          --
     -------      -------      -------       ------
       (0.10)       (0.20)       (0.58)          --
     -------      -------      -------       ------
     $ 18.38      $ 16.42      $ 12.54       $16.45
     =======      =======      =======       ======
       12.54%       32.76%      (20.59)%       5.86%
     $34,129      $14,766      $ 2,676       $  319
        0.54%        0.56%        0.57%        0.56%(8)
        0.55%        0.74%        0.81%        0.70%(8)
           4%           9%          16%           5%
            %        0.56%        0.57%        0.56%(8)
        0.54



5 The Portfolio commenced selling Class 2 shares on November 6, 2001.


6 Per share numbers have been calculated using the average shares method.


7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

8 Annualized.

APPENDIX A


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:


- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they compose what are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST


The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Portfolios. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Report, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.



You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                                                                  PRESORTED
Distributed by:                                                   STANDARD
WM Funds Distributor, Inc.                                     US POSTAGE PAID
1100 Investment Blvd., Suite 200                               LOS ANGELES, CA
El Dorado Hills, CA 95762                                       PERMIT #1831


                                                                   WSPVTPRO 5/05

                               WM VARIABLE TRUST

                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 2, 2005




                          PORTFOLIOS



                                - Flexible Income Portfolio






                                - Conservative Balanced Portfolio






                                - Balanced Portfolio






                                - Conservative Growth Portfolio





                                - Strategic Growth Portfolio





                                  EQUITY FUNDS






                                - REIT Fund






                                - Equity Income Fund









                                - Growth & Income Fund






                                - West Coast Equity Fund






                                - Mid Cap Stock Fund






                                - Growth Fund






                                - Small Cap Value Fund






                                - Small Cap Growth Fund





                                - International Growth Fund





                      FIXED-INCOME FUNDS


                                - Short Term Income Fund






                                - U.S. Government Securities Fund






                                - Income Fund






                                - Money Market Fund



This Statement of Additional Information ("SAI") is not a prospectus but supplements the information contained in the prospectus relating to Class 1 and Class 2 shares of the Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio, and Strategic Growth Portfolio (the "Portfolios") and the REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund, and Money Market Fund (the "Funds") of WM Variable Trust (the "Trust"), dated May 2, 2005, as revised from time to time. The SAI should be read in conjunction with the prospectus, as amended or supplemented from time to time. The Trust's Annual Reports for the year ended December 31, 2004 are incorporated by reference into this SAI. The Trust's prospectus and Annual Reports incorporated by reference may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services") at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101; by accessing wmgroupoffunds.com; or by calling Shareholder Services at 800-222-5852.

            TABLE OF CONTENTS


                    General Information and History.............................     3
                    Management..................................................     3
                    Investment Advisor and Sub-Advisors.........................    11
                    Custodian, Administrator, Transfer Agent, Distributor, and
                      Other Service Providers...................................    26
                    Investment Objectives and Policies..........................    29
                    Investment Restrictions.....................................    41
                    Disclosure of Portfolio Holdings............................    45
                    Portfolio Turnover..........................................    47
                    Securities Transactions.....................................    48
                    Net Asset Value.............................................    51
                    Taxes.......................................................    52
                    Appendix A..................................................    54
                    Appendix B..................................................    58

GENERAL INFORMATION AND HISTORY


The Trust is an open-end management investment company, and each Portfolio and Fund is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). As discussed in the prospectus, the five Portfolios invest in various Funds. Certain of the Portfolios may also invest in the High Yield Fund series of WM Trust I (the "WM High Yield Fund").


MANAGEMENT

TRUSTEES AND OFFICERS


The Trust, together with WM Trust I; WM Trust II; and WM Strategic Asset Management Portfolios, LLC (together, the "Trusts" or the "Fund Complex"), are governed by a common Board of Trustees (the "Trustees") which oversees the Trust's activities and is responsible for protecting the interests of shareholders. The names, addresses, and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trust, as defined in the 1940 Act. These Trustees are considered "interested persons" of the Trust due to their affiliations with one or more of Washington Mutual, Inc. ("Washington Mutual"); WM Advisors, Inc. (the "Advisor"); WM Funds Distributor, Inc. (the "Distributor"); and Shareholder Services. The officers of the Trust are employees of organizations that provide services to the Portfolios and Funds offered by the Trust.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS AND
                                                                                     FUNDS IN FUND
NAME, AGE, AND ADDRESS              LENGTH OF            PRINCIPAL OCCUPATION(S)    COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
OF TRUSTEE(2)                     TIME SERVED(3)           DURING PAST 5 YEARS         BY TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(1)
  Kristianne Blake, 51      Composite Funds-3 years WM  CPA specializing in                42          Avista Corporation, Frank
                            Group of Funds-6 years      personal financial and tax                     Russell Investment Company
                                                        planning.                                      (34 funds), Russell
                                                                                                       Insurance Funds (5 funds),
                                                                                                       St. George's School.
  Edmond R. Davis, Esq.,    Sierra Funds-8 years WM     Partner at the law firm of         42          Braille Institute of
    76                      Group of Funds-6 years      Davis & Whalen LLP. Prior                      America, Inc.; Children's
                                                        thereto, partner at the                        Bureau of Southern
                                                        law firm of Brobeck,                           California, Children's
                                                        Phlegar & Harrison, LLP.                       Bureau Foundation; Fifield
                                                                                                       Manors, Inc.
  Carrol R. McGinnis, 61    Griffin Funds-3 years WM    Private investor since             42          Baptist Foundation of
                            Group of Funds-5 years      1994. Prior thereto,                           Texas, Concord Trust
                                                        President and Chief                            Company.
                                                        Operating Officer of
                                                        Transamerica Fund
                                                        Management Company.
  Alfred E. Osborne, Jr.    Sierra Funds-7 years WM     Senior Associate Dean,             42          Nordstrom Inc.; K2, Inc.;
    Ph.D.,                  Group of Funds-6 years      University of California                       First Pacific Advisors'
    60                                                  at Los Angeles Anderson                        Funds (3 funds); EMAK
                                                        Graduate School Management                     Worldwide, Inc.; Member of
                                                        and Faculty Director of                        Investment Company
                                                        the Harold Price Center                        Institute National Board
                                                        for Entrepreneurial                            of Directors; Director of
                                                        Studies, University of                         Independent Directors
                                                        California at Los Angeles.                     Council and Member of
                                                                                                       Communication and
                                                                                                       Education Committees.
  Daniel L. Pavelich, 60    Composite Funds-1 year WM   Retired Chairman and CEO           42          Catalytic Inc.; Vaagen
                            Group of Funds-6 years      of BDO Seidman.                                Bros. Lumber, Inc.
  Jay Rockey, 77            Composite Funds-3 years WM  Founder and Senior Counsel         42          Downtown Seattle
                            Group of Funds-6 years      of The Rockey Company, now                     Association, WSU
                                                        Rockey Hill & Knowlton.                        Foundation.
  Richard C. Yancey, 78     Composite Funds-23 years    Retired Managing                   42          AdMedia Partners Inc.,
  (Lead Trustee)            WM Group of Funds-6 years   Director of Dillon Reed &                      Czech and Slovak American
                                                        Co., an investment bank                        Enterprise Fund.
                                                        now part of UBS.
  INTERESTED TRUSTEES(4)
  Anne V. Farrell, 69       Composite Funds-4 years WM  President Emeritus of the          42          Washington Mutual, Inc.,
                            Group of Funds-6 years      Seattle Foundation.                            REI.
  Michael K. Murphy, 68     Composite Funds-3 years WM  Chairman of CPM                    42          Washington Mutual, Inc.
                            Group of Funds-6 years      Development Corporation.
  William G. Papesh, 62     Composite Funds-9 years WM  President and Director of          42          Member of Investment
                            Group of Funds-6 years      the Advisor, Distributor,                      Company Institute Board of
                                                        and Transfer Agent.                            Governors
---------------------------------------------------------------------------------------------------------------------------------



  1 The term "Independent Trustee" means those Trustees who are not "interested persons" of the Trust as defined by the 1940 Act.


  2 The address for all Trustees is 1201 Third Avenue, 22nd Floor, Seattle, WA
    98101.


  3 The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.


  4 Trustees are considered interested due to their affiliations with Washington Mutual, the Advisor, the Distributor, and/or Shareholder Services.

NAME, AGE, AND ADDRESS                     POSITION(S) HELD WITH REGISTRANT &               PRINCIPAL OCCUPATION(S)
OF OFFICER(1)                                     LENGTH OF TIME SERVED                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
  Wendi B. Bernard, 36                   Assistant Vice President and Assistant     Assistant Vice President of the
                                         Secretary since 2003.                      Advisor.
  Jeffrey L. Lunzer, 44                  First Vice President, Chief Financial      First Vice President of the Advisor,
                                         Officer, and Treasurer since 2003.         Distributor, and Shareholder Services.
                                                                                    Prior to 2003, senior level positions
                                                                                    at the Columbia Funds and Columbia Co.
  William G. Papesh, 62                  President and CEO since 1987. Prior to     President and Director of the Advisor,
                                         1987, other officer positions since        Distributor, and Shareholder Services.
                                         1972.
  Gary J. Pokrzywinski, 43               Senior Vice President since 2004. First    Senior Vice President and Director of
                                         Vice President since 2001. Prior to        the Advisor, Distributor, and
                                         2001, Vice President since 1999.           Shareholder Services.
  Debra Ramsey, 51                       Senior Vice President since 2004.          Senior Vice President and Director of
                                                                                    the Advisor, Distributor, and
                                                                                    Shareholder Services.
  John T. West, 50                       First Vice President, Secretary, Chief     First Vice President of the Advisor,
                                         Compliance Officer, and Anti-Money         Distributor, and Shareholder Services.
                                         Laundering Compliance Officer since
                                         2004. Prior to 2004, various other
                                         officer positions since 1993.
  Randall L. Yoakum, 45                  Senior Vice President since 2001. First    Senior Vice President and Chief
                                         Vice President since 1999.                 Investment Strategist of the Advisor.
                                                                                    Director of the Advisor, Distributor,
                                                                                    and Shareholder Services since 1999.
                                                                                    Prior thereto, senior positions at D.A.
                                                                                    Davidson and Boatmen's Trust.
---------------------------------------------------------------------------------------------------------------------------------



  1 The address for all officers is 1201 Third Avenue, 22nd Floor, Seattle, WA
    98101.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



As of April 12, 2005, except as noted below, to the knowledge of the Trust, no shareholders owned of record or beneficially 5% or more of, and the officers and Trustees of the Portfolios and Funds as a group, owned of record or beneficially less than 1% of the outstanding shares of the indicated classes of the Portfolios or Funds:



AMERICAN GENERAL LIFE INSURANCE CO.
VARIABLE PRODUCTS DEPARTMENT, 5-36
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591
AN ASSET MANAGER AND ADMINISTRATOR
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: TEXAS
----------------------------------------------------
U.S. Government Securities Fund Class 1....   16.95%
Income Fund Class 1........................    5.62%
Growth Fund Class 1........................    5.97%
Growth & Income Fund Class 1...............    8.24%
Small Cap Growth Fund Class 1..............    5.06%
Short Term Income Fund Class 1.............   16.40%
Mid Cap Stock Fund Class 1.................   10.05%
REIT Fund Class 1..........................    7.43%
AMERICAN GENERAL LIFE INSURANCE CO.
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591
AN ASSET MANAGER AND ADMINISTRATOR
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: TEXAS
----------------------------------------------------
Flexible Income Portfolio Class 1..........   56.01%
Balanced Portfolio Class 1.................    5.52%
Conservative Growth Portfolio Class 1......    5.78%
Strategic Growth Portfolio Class 1.........    9.80%
Equity Income Fund Class 1.................   10.82%
Mid Cap Stock Fund Class 1.................    9.70%
Small Cap Growth Fund Class 1..............    6.76%
Strategic Growth Portfolio Class 1.........   18.96%
Conservative Growth Portfolio Class 1......   11.78%
Balanced Portfolio Class 1.................    5.74%
Conservative Balanced Portfolio Class 1....   32.36%
Flexible Income Portfolio Class 1..........   34.44%
Mid Cap Stock Fund Class 1.................   51.75%
Small Cap Growth Fund Class 1..............   55.58%
Strategic Growth Portfolio Class 1.........   45.65%

BOST & CO (CUSTODIAN)
FBO WM VT CONSERVATIVE BALANCED PORTFOLIO
MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198
----------------------------------------------------
U.S. Government Securities Fund Class 1....    6.65%
Income Fund Class 1........................    6.67%
International Growth Fund Class 1..........    7.60%
BOST & CO (CUSTODIAN)
FBO WM VT FLEXIBLE INCOME PORTFOLIO
MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198
----------------------------------------------------
Growth Fund Class 1........................   26.63%
Growth & Income Fund Class 1...............   29.00%
Small Cap Growth Fund Class 1..............    5.09%
Short Term Income Fund Class 1.............    5.65%
West Coast Equity Fund Class 1.............    5.01%
Equity Income Fund Class 1.................   52.79%
Mid Cap Stock Fund Class 1.................    6.25%
BOST & CO (CUSTODIAN)
FBO WM VT BALANCED PORTFOLIO
MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198
----------------------------------------------------
REIT Fund Class 1..........................   45.13%
U.S. Government Securities Fund Class 1....   40.81%
Income Fund Class 1........................   40.06%
International Growth Fund Class 1..........   38.83%
Growth Fund Class 1........................   34.29%
Growth & Income Fund Class 1...............   32.36%
Small Cap Growth Fund Class 1..............   27.64%
West Coast Equity Fund Class 1.............   14.99%
Equity Income Fund Class 1.................   28.07%
Mid Cap Stock Fund Class 1.................   34.18%
REIT Fund Class 1..........................   35.31%
BOST & CO (CUSTODIAN)
FBO WM VT CONSERVATIVE GROWTH PORTFOLIO
MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198
----------------------------------------------------
International Growth Fund Class 1..........   31.33%
Growth Fund Class 1........................   12.14%
Growth & Income Fund Class 1...............    7.80%
Small Cap Growth Fund Class 1..............   32.03%
West Coast Equity Fund Class 1.............   26.84%
Equity Income Fund Class 1.................   26.86%
Mid Cap Stock Fund Class 1.................   22.93%
Money Market Fund Class 1..................   23.05%
U.S. Government Securities Fund Class 1....   24.25%
Income Fund Class 1........................   27.98%
BOST & CO (CUSTODIAN)
FBO WM VT STRATEGIC GROWTH PORTFOLIO
MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198
----------------------------------------------------
Growth Fund Class 1........................   14.60%
Growth & Income Fund Class 1...............   16.64%
Small Cap Growth Fund Class 1..............   12.81%
Short Term Income Fund Class 1.............   13.91%
West Coast Equity Fund Class 1.............   12.24%
Equity Income Fund Class 1.................   12.78%
Mid Cap Stock Fund Class 1.................   11.01%
Conservative Balanced Portfolio Class 1....   16.81%
FARMERS NEW WORLD LIFE INS CO
ATTN: CONNIE OZEKI-CHINN
3003 77TH AVE SE
MERCER ISLAND WA 98040
A LIFE INSURANCE PROVIDER
PARENT COMPANIES:
FARMERS GROUP, INC.
ZURICH FINANCIAL SERVICES
STATE OF INCORPORATION: WASHINGTON
----------------------------------------------------
Money Market Fund Class 2..................   20.47%
U.S. Government Securities Fund Class 2....   39.83%
Income Fund Class 2........................   40.04%
Short Term Income Fund Class 2.............   38.08%
West Coast Equity Fund Class 2.............   24.63%
Equity Income Fund Class 2.................   15.96%
Equity Income Fund Class 2.................   20.95%
Mid Cap Stock Fund Class 2.................    6.20%
FARMERS NEW WORLD LIFE INS CO
ATTN: CONNIE OZEKI-CHINN
3003 77TH AVE SE
MERCER ISLAND WA 98040
A LIFE INSURANCE PROVIDER
PARENT COMPANIES:
FARMERS GROUP, INC.
ZURICH FINANCIAL SERVICES
STATE OF INCORPORATION: WASHINGTON
----------------------------------------------------
Small Cap Growth Fund Class 2..............   14.61%
REIT Fund Class 2..........................   19.47%
Strategic Growth Portfolio Class 2.........   14.26%
FARMERS NEW WORLD LIFE INS CO
VARIABLE UNIVERSAL LIFE AGENT II
ATTN: SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040
A LIFE INSURANCE PROVIDER
PARENT COMPANIES:
FARMERS GROUP, INC.
ZURICH FINANCIAL SERVICES
STATE OF INCORPORATION: WASHINGTON
----------------------------------------------------
International Growth Fund Class 2..........    8.30%

ANCHOR NATIONAL LIFE INSURANCE CO
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299
AN ASSET MANAGER AND ADMINISTRATOR
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: ARIZONA
----------------------------------------------------
Conservative Growth Portfolio Class 1......   27.04%
Balanced Portfolio Class 1.................    5.30%
Conservative Balanced Portfolio Class 1....    5.07%
Flexible Income Portfolio Class 1..........    7.76%
Growth & Income Fund Class 1...............   12.35%
West Coast Equity Fund Class 1.............   11.67%
Growth Fund Class 2........................   75.34%
International Growth Fund Class 2..........   41.25%
Short Term Income Fund Class 2.............   31.86%
U.S. Government Securities Fund Class 2....   72.67%
Income Fund Class 2........................   32.80%
Money Market Fund Class 2..................   54.36%
Conservative Balanced Portfolio Class 2....   69.28%
Flexible Income Portfolio Class 2..........   73.74%
Balanced Portfolio Class 2.................   91.89%
Conservative Growth Portfolio Class 2......   97.72%
Strategic Growth Portfolio Class 2.........   96.81%
Strategic Growth Portfolio Class 2.........   92.38%
Conservative Growth Portfolio Class 2......   85.68%
Balanced Portfolio Class 2.................   97.62%
International Growth Fund Class 2..........   99.62%
REIT Fund Class 2..........................   98.68%
International Growth Fund Class 2..........   99.18%
Conservative Balanced Portfolio Class 1....   37.91%
Flexible Income Portfolio Class 1..........   24.40%
Balanced Portfolio Class 1.................   30.57%
Conservative Growth Portfolio Class 1......   21.78%
Strategic Growth Portfolio Class 1.........   12.44%
ANCHOR NATIONAL LIFE INSURANCE CO
VARIABLE SEPARATE ACCOUNT
POLARIS PLATINUM
PO BOX 54299
LOS ANGELES CA 90054-0299
AN ASSET MANAGER AND ADMINISTRATOR
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: ARIZONA
----------------------------------------------------
Strategic Growth Portfolio Class 2.........   11.01%
Conservative Growth Portfolio Class 2......   13.20%
Balanced Portfolio Class 2.................    9.29%
FIRST SUNAMERICA LIFE INS CO
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299
A LIFE INSURANCE PROVIDER
PARENT COMPANIES:
SUNAMERICA LIFE INSURANCE COMPANY
AIG RETIREMENT SERVICES, INC.
AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: NEW YORK
----------------------------------------------------
REIT Fund Class 2..........................   27.33%
International Growth Fund Class 2..........    5.86%
NFS LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
1 WORLD FINANCIAL CENTER
NEW YORK NY 10281
----------------------------------------------------
Conservative Balanced Portfolio Class 1....   28.78%
Flexible Income Portfolio Class 1..........   40.02%
Balanced Portfolio Class 1.................   10.43%
Conservative Growth Portfolio Class 1......   12.22%
Strategic Growth Portfolio Class 1.........   38.28%



To the extent any shareholder beneficially owns more than 25% of a Portfolio or Fund, it is deemed to be a Control Person of such Portfolio or Fund, within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolio or Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio's or Fund's shares without the approval of the controlling shareholder. In addition, to the extent any shareholder beneficially owns 5% or more of any Class of the Portfolio's or Fund's shares, it is deemed to be a principal holder of such Portfolio or Fund. Except to the extent shares of the Funds may be beneficially owned by the Portfolios as noted above, the Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

BENEFICIAL OWNERSHIP BY TRUSTEES


Listed below for each Trustee is the dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust as of December 31, 2004.



                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                    DOLLAR RANGE OF EQUITY SECURITIES              SECURITIES IN ALL REGISTERED INVESTMENT
                                       IN THE PORTFOLIOS AND FUNDS                    COMPANIES OVERSEEN BY TRUSTEE IN
                                              OF THE TRUST                             FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Kristianne Blake                                None                                      E
  Edmond R. Davis. Esq.                           None                                      E
  Carrol R. McGinnis                              None                                      E
  Alfred E. Osborne, Jr. Ph.D.                    None                                      C
  Daniel L. Pavelich                              None                                      E
  Jay Rockey                                      None                                      E
  Richard C. Yancey                               None                                      E
  INTERESTED TRUSTEES
  Anne V. Farrell                                 None                                      E
  Michael K. Murphy                               None                                      E
  William G. Papesh                               None                                      E
  A - $1 to $10,000
  B - $10,001 to $50,000
  C - $50,001 to $100,000
  D - $100,001 to $250,000
  E - over $250,000



The Trustees and certain officers of the Trust are also Trustees or officers of WM Trust I; WM Trust II; and WM Strategic Asset Management Portfolios, LLC ("SAMP"). WM Trust I, WM Trust II, and SAMP are investment companies advised by the Advisor. There are currently four registered investment companies, consisting of forty-two (42) Portfolios and Funds, within the Fund Complex that are overseen by each of the Trustees. Each of the Trustees and officers of the Trust who is also an officer of the Advisor, Distributor, or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor, Distributor, or Shareholder Services, as the case may be. Unless indicated otherwise, each Trustee and executive officer shall hold the indicated positions until his or her earlier resignation or removal.



REMUNERATION. No Trustee who is an officer or employee of the Advisor or its affiliates receives any compensation from the Trust for serving as Trustee of the Trust. The Trusts pay each Trustee who is not a director, officer, or employee of the Advisor or its affiliates a fee of $30,000 per annum plus $4,000 per Board meeting attended in person and $2,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. Committee members each receive $1,000 per committee meeting attended in person and $500 per committee meeting attended by telephone. The Lead Trustee receives an additional $12,000 per annum, the Chairperson of the Audit Committee receives an additional $5,000 per annum, and the Chairperson of each committee receives an additional fee of $1,000 per committee meeting. Officers of the Trust receive no direct remuneration in such capacity from the Trust. Officers and Trustees of the Trust who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly. See "Compensation" for more information.



COMMITTEES. The Trust has established a Governance Committee, an Investment Committee, an Operations/ Distribution Committee, a Valuation Committee, and an Audit Committee. The duties of the Governance Committee of the Trust include oversight of the Trust's legal counsel, review of the Trustees' compensation, oversight of regulatory compliance, and review of assignments to each of the Trust's other committees. The members of the Governance Committee are Richard C. Yancey (chair), Daniel L. Pavelich, and Kristianne Blake. The Governance Committee held one meeting during the fiscal year ended 12/31/04.



The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Portfolios and the Funds; the review of advisory contracts and contracts with custodians and sub-advisors; the review of the pricing, valuation, and performance of the Portfolios and Funds; the review of brokerage policies; and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), Anne V. Farrell, and Carrol R. McGinnis. The Investment Committee held four meetings during the fiscal year ended 12/31/04.



The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent, and Administrator; considering new funds; and reviewing possible terminations of funds and/or mergers of funds. The members of the Operations/Distribution Committee are Kristianne Blake (chair), Edmond R. Davis, and Michael K. Murphy. The Operations/Distribution Committee held four meetings during the fiscal year ended 12/31/04.



The duties of the Valuation Committee include the review of the pricing and valuation of the Portfolios and Funds. The members of the Valuation Committee consist of William G. Papesh or his designee (chair) and Richard C. Yancey or any other Trustee. The Valuation Committee held twenty-one meetings during the fiscal year ended 12/31/04.



The duties of the Audit Committee include oversight of each Portfolio's and Fund's financial reporting policies and practices (including review of annual audit plans and the results of each Portfolio's and Fund's annual independent audit), oversight of the quality and objectivity of each Portfolio's and Fund's financial statements and the independent public accountant (including the appointment, compensation and retention of the independent public accountant), oversight of the adequacy of the Portfolio's and Fund's overall system of internal controls (including the responsibility to receive and address complaints on accounting, auditing and internal control matters) and acting as a liaison between the Portfolio's and Fund's independent public accountants and the Board of Trustees. The members of the Audit Committee are Daniel L. Pavelich (chair), Alfred E. Osborne, Jr., and Jay Rockey. The Audit Committee held four meetings during the fiscal year ended 12/31/04.


CODES OF ETHICS


The Trust, the Advisor, the Distributor, and each of the sub-advisors have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios and the Funds. The Codes of Ethics are on file with and are available from the SEC.


PROXY VOTING POLICIES


The Board of Trustees has delegated to the Advisor, or, where applicable, the sub-advisor responsible for the management of a particular Fund (or the relevant portion thereof), responsibility for voting any proxies relating to portfolio securities held by the Portfolio or Fund in accordance with the Advisor's or sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached hereto in Appendix B.


COMPENSATION


The following table shows the aggregate compensation paid to each of the Trust's Trustees by each Portfolio and Fund for the fiscal year ended December 31, 2004 and by the "Fund Complex" for the calendar year ended 2004. None of the Trusts in the Fund Complex has any plan that would pay pension or retirement benefits to any Trustee.

COMPENSATION TABLE

                                  FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                   INCOME       BALANCED     BALANCED       GROWTH       GROWTH     REIT     EQUITY
                                  PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   FUND   INCOME FUND
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)         $404          $115        $1,179         $705         $306      $ 97      $398
  Kristianne Blake                   451           128         1,315          786          341       108       444
  Edmond R. Davis, Esq.              404           115         1,179          705          306        97       398
  Carrol R. McGinnis                 420           119         1,224          732          318       101       414
  Alfred E. Osborne, Jr.,
    Ph.D.                            404           115         1,179          705          306        97       398
  Daniel L. Pavelich                 490           139         1,428          854          371       117       483
  Jay Rockey                         412           117         1,201          718          312        99       406
  Richard C. Yancey                  568           161         1,655          989          430       136       559
  INTERESTED TRUSTEES
  Anne V. Farrell                    397           113         1,156          691          300        95       391
  Michael K. Murphy                  397           113         1,156          691          300        95       391
  William G. Papesh                    0             0             0            0            0         0         0


                                 GROWTH &
                                INCOME FUND
------------------------------  -----------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)        $512
  Kristianne Blake                  571
  Edmond R. Davis, Esq.             512
  Carrol R. McGinnis                531
  Alfred E. Osborne, Jr.,
    Ph.D.                           512
  Daniel L. Pavelich                620
  Jay Rockey                        521
  Richard C. Yancey                 718
  INTERESTED TRUSTEES
  Anne V. Farrell                   502
  Michael K. Murphy                 502
  William G. Papesh                   0


                                     WEST COAST     MID CAP     GROWTH   SMALL CAP     SMALL CAP    INTERNATIONAL   SHORT TERM
                                     EQUITY FUND   STOCK FUND    FUND    VALUE FUND   GROWTH FUND    GROWTH FUND    INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)             $238          $213       $461       $ 80         $106           $172           $104
  Kristianne Blake                       266           238        514         89          118            192            116
  Edmond R. Davis, Esq.                  238           213        461         80          106            172            104
  Carrol R. McGinnis                     247           222        479         83          110            179            108
  Alfred E. Osborne, Jr., Ph.D.          238           213        461         80          106            172            104
  Daniel L. Pavelich                     288           259        558         96          128            208            126
  Jay Rockey                             243           218        470         81          108            175            106
  Richard C. Yancey                      334           300        647        112          148            241            146
  INTERESTED TRUSTEES
  Anne V. Farrell                        234           209        452         78          104            169            102
  Michael K. Murphy                      234           209        452         78          104            169            102
  William G. Papesh                        0             0          0          0            0              0              0

                                   U.S. GOVERNMENT
                                   SECURITIES FUND
---------------------------------  ---------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)             $516
  Kristianne Blake                       576
  Edmond R. Davis, Esq.                  516
  Carrol R. McGinnis                     536
  Alfred E. Osborne, Jr., Ph.D.          516
  Daniel L. Pavelich                     625
  Jay Rockey                             526
  Richard C. Yancey                      725
  INTERESTED TRUSTEES
  Anne V. Farrell                        506
  Michael K. Murphy                      506
  William G. Papesh                        0



                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                      FROM THE FUND
                                                                                          TOTAL       COMPLEX PAID
                                                                                       COMPENSATION    TO TRUSTEES
                                                                                        FOR FISCAL    FOR CALENDAR
                                                                INCOME      MONEY       YEAR ENDED     YEAR ENDED
                                                                 FUND    MARKET FUND    12/31/2004     12/31/2004
-------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.(1)                                      $390        $37          $3,324         $52,000
  Kristianne Blake                                                435         41           3,707         58,000
  Edmond R. Davis, Esq.                                           390         37           3,324         52,000
  Carrol R. McGinnis                                              405         39           3,452         54,000
  Alfred E. Osborne, Jr., Ph.D.                                   390         37           3,324         52,000
  Daniel L. Pavelich                                              472         45           4,027         63,000
  Jay Rockey                                                      397         38           3,388         53,000
  Richard C. Yancey                                               547         52           4,666         73,000
  INTERESTED TRUSTEES
  Anne V. Farrell                                                 382         36           3,260         51,000
  Michael K. Murphy                                               382         36           3,260         51,000
  William G. Papesh                                                 0          0               0              0
-------------------------------------------------------------------------------------------------------------------------



  1 Retired February 17, 2005.

INVESTMENT ADVISOR AND SUB-ADVISORS



The Portfolios and Funds are managed by the Advisor. The Advisor has delegated portfolio management responsibilities with respect to the Growth, International Growth, and Small Cap Growth Funds to certain sub-advisors.



In determining to approve the most recent annual extension of the Trust's investment advisory agreement with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements between the Advisor and certain sub-advisors with respect to the Growth, International Growth, and Small Cap Growth Funds (the "Sub-advisory Agreements"), the Trustees met over the course of the Trust's last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the sub-advisors relating to the education, experience, and number of investment professionals and other personnel providing services under the Advisory Agreement and each Sub-advisory Agreement. For more information on these personnel, see the section entitled "Advisor and Sub-Advisors" in the prospectus. The Trustees also took into account the time and attention devoted by the Advisor's and sub-advisor's senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds, and concluded that the human resources devoted by the Advisor and the sub-advisors to the Fund were appropriate to fulfill their respective duties effectively under the Advisory Agreement and Sub-advisory Agreements. The Trustees also considered the business reputations of the Advisor and the sub-advisors, their financial resources, and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.



The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the sub-advisors in managing the Portfolios and Funds, as disclosed in the prospectus. With this information, the Trustees considered the in-house research capabilities of the Advisor and the sub-advisors as well as other sources available to the Advisor's and each sub-advisor's personnel, including research services available to the Advisor and the sub-advisor as a result of securities transactions effected for the Portfolios, Funds, and other investment advisory clients (for more information, see "Securities Transactions".) The Trustees concluded that the investment processes, research capabilities, and philosophies of the Advisor and the sub-advisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.



The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the sub-advisors under the Sub-advisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the sub-advisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Portfolios and Funds by the Advisor and the sub-advisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to their investment objectives, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements, and related shareholder services.



The Trustees considered the quality of the services provided by the Advisor and the sub-advisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and sub-advisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each sub-advisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the Advisor and each of the sub-advisors which regulate the personal trading of its officers and employees (see "Code of Ethics"), the procedures by which the Advisor and sub-advisors allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor and the sub-advisors in these matters. The Trustees also received and considered information concerning standards of the Advisor and sub-advisors with respect to the execution of portfolio transactions. See "Securities Transactions."



The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the sub-advisors, by reference to, among other things, the Portfolios' and Funds' total expenses and the reputation of the Trust's other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant sub-advisors, and relative to funds managed similarly by other advisors. The Trustees reviewed and considered performance over various periods, including one-, five-, and ten-year calendar year periods (as disclosed in the prospectus); performance under different market conditions and during different phases of a market cycle; and the volatility of each Portfolio's and Fund's returns as well as factors identified by the Advisor or the sub-advisor as contributing to performance. For more information, see the Trust's most recent Annual Reports. The Trustees concluded that the scope and quality of the services provided by the Advisor and the sub-advisors, as well as the investment performance of the Portfolios and Funds, were sufficient, in light of market conditions; performance attribution; the resources dedicated by the Advisor and the sub-advisors; their integrity, personnel, and systems; and their respective financial resources to merit approval of the Advisory Agreement and each Sub-advisory Agreement for the coming year.



In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Sub-advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale available to the Advisor and/or the relevant sub-advisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees not only took into account the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable sub-advisors, but also took into account so-called "fallout benefits" to the Advisor and the sub-advisors such as reputational value derived from serving as investment advisor to one or more of the Portfolios and Funds.



In evaluating the Portfolios' and Funds' advisory and sub-advisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds and for international or global funds, as compared to funds investing in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds.



Based on the foregoing, the Trustees concluded that the fees to be paid to the Advisor and the sub-advisors under the Advisory Agreement and each Sub-advisory Agreement were fair and reasonable given the scope and quality of the services rendered by the Advisor and the sub-advisors.



  In determining to approve the Sub-advisory Agreements with respect to the Small Cap Growth Fund, the Trustees considered the same information and made the same determinations, except for considerations and determinations related to prior experience with respect to such Fund (the sub-advisors not yet having commenced management of the Fund at the time of the approval). Where applicable, considerations and determinations with respect to the Small Cap Growth Fund were made on a prospective basis.



DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST



  Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the tables under "Additional Information Regarding the Advisor" and "Additional Information Regarding the Sub-advisors." These potential conflicts include:



  Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



  Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.



  Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.



  Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.



  Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.



  Related Business Opportunities. The Advisor, a sub-advisor, or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.



  The Advisor and each sub-advisor have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

MANAGEMENT FEES


Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Portfolio and Fund is based upon a percentage of the average daily net assets of such Portfolio or Fund. Absent fee waivers and including any amounts paid to sub-advisors, the management fee for each Portfolio and Fund, as provided in the investment advisory agreement of the Portfolio or Fund, is as follows:



                     PORTFOLIOS AND FUNDS                                      FEES
----------------------------------------------------------------------------------------------------
  Each of the Portfolios....................................   0.100% of the first $1 billion
                                                               0.075% thereafter
  REIT Fund.................................................   0.800% of the first $500 million
                                                               0.750% of the next $1.5 billion
                                                               0.700% of the next $1 billion
                                                               0.650% thereafter
  Equity Income Fund........................................   0.625% of the first $500 million
                                                               0.500% thereafter
  Growth & Income Fund......................................   0.750% of the first $200 million
                                                               0.700% of the next $200 million
                                                               0.650% of the next $100 million
                                                               0.575% thereafter
  West Coast Equity Fund....................................   0.625% of the first $500 million
                                                               0.500% thereafter
  Mid Cap Stock Fund........................................   0.750% of the first $1 billion
                                                               0.700% of the next $1 billion
                                                               0.650% of the next $1 billion
                                                               0.600% thereafter
  Growth Fund(1,2,3)........................................   0.800% of the first $500 million
                                                               0.750% of the next $1.5 billion
                                                               0.700% of the next $1 billion
                                                               0.650% thereafter
  Small Cap Value Fund......................................   0.850% of the first $500 million
                                                               0.750% of the next $2.5 billion
                                                               0.700% thereafter
  Small Cap Growth Fund(1,2)................................   0.850% of the first $500 million
                                                               0.750% of the next $2.5 billion
                                                               0.700% thereafter
  International Growth Fund(1,2)............................   0.950% of the first $50 million
                                                               0.850% of the next $75 million
                                                               0.750% of the next $2.875 billion
                                                               0.700% thereafter
  Short Term Income Fund....................................   0.500% of the first $200 million
                                                               0.450% of the next $300 million
                                                               0.400% thereafter
  U.S. Government Securities Fund...........................   0.500% of the first $2 billion
                                                               0.450% thereafter
  Income Fund...............................................   0.500% of the first $2 billion
                                                               0.450% thereafter
  Money Market Fund.........................................   0.450% of the first $1 billion
                                                               0.400% thereafter
----------------------------------------------------------------------------------------------------------



  1 The Advisory Agreement provides for direct payment of the sub-advisors by the Funds.


  2 The fees received by the Advisor will be reduced by the sub-advisory fees paid to each sub-advisor.


  3 The sub-advisory fees for the Funds will fluctuate depending on the Advisor's allocation of assets among the Funds' sub-advisors.



ADDITIONAL INFORMATION REGARDING THE ADVISOR



  The table below identifies, as of December 31, 2004, (i) the Funds (other than the Money Market Fund) or Portfolios managed by each of the Advisor's portfolio managers; (ii) the number of other registered investment companies managed by the Advisor's portfolio managers, the total assets of such companies, and the number and total assets of such companies with respect to which the advisory fee is based on performance; (iii) the number of other pooled investment vehicles managed by the Advisor's portfolio managers, the total assets of such vehicles, and the number and total assets of such vehicles with respect of which the advisory fee is based on performance; and (iv) the number of other accounts managed by the Advisor's portfolio managers, the number and total assets of such accounts, and the number and total assets of such accounts with respect to which the advisory fee is based on performance.



  The following information represents the number and total assets of all accounts managed by each portfolio manager as of December 31, 2004, other than the Portfolios and Funds included in this SAI. None of the accounts pay performance-based advisory fees.



                                              OTHER REGISTERED INVESTMENT COMPANIES   OTHER POOLED ACCOUNTS    OTHER ACCOUNTS
                                              -------------------------------------   ----------------------   --------------
                                                                    TOTAL ASSETS                TOTAL ASSETS
    PORTFOLIO MANAGER/PORTFOLIO OR FUND            NUMBER            ($MILLIONS)      NUMBER    ($MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
  Daniel R. Coleman/                                  1                $   780           0              0        None
    Mid Cap Stock Fund
  Philip M. Foreman/                                  1                  1,434           0              0        None
    West Coast Equity Fund
  John Friedl/                                        0                      0           2         $4,665        None
    Income Fund
  Richard E. Helm/                                    2                  2,108           0              0        None
    Equity Income Fund
    REIT Fund
  Michael Meighan/                                    7                 10,536           0              0        None
    Each of the Portfolios
  Gary J. Pokrzywinski/                               2                  1,926           0              0        None
    Income Fund
  David W. Simpson/                                   1                    313           0              0        None
    Small Cap Value Fund
  Craig V. Sosey/                                     2                  1,852           0              0        None
    Short Term Income Fund
    U.S. Government Securities Fund
  Stephen Q. Spencer/                                 1                  2,261           0              0        None
    Growth & Income Fund
  Randall Yoakum/                                     7                 10,536           0              0        None
    Each of the Portfolios



COMPENSATION OF PORTFOLIO MANAGERS



  The Advisor believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by the Advisor receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. All portfolio managers are eligible to participate in the firm's standard health and welfare programs, including retirement plans.



  A national survey of compensation for investment advisors is used as reference when determining salary. The incentive-based portion of the portfolio managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals related to compliance, team contribution, quality and intensity of research, distribution support and annuity asset management, and is inherently subjective. Investment performance is based on a comparison of the portfolio managers' investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's investment performance is based on the percentile rankings of the Funds or Portfolios for which the manager is primarily responsible as well as the Funds or Portfolios to whose management the manager contributes, with the performance of the Funds or Portfolios for which the manager is primarily responsible being weighted more heavily. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting (one-third vesting each year) schedule. The value of this account is adjusted as though the account had been invested directly in the Funds or Portfolios for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the Funds or Portfolios for which the manager is primarily responsible being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year.



OWNERSHIP OF SHARES BY PORTFOLIO MANAGER



  The table below shows the dollar range of equity securities of the Portfolios and Funds (other than the Money Market Fund) beneficially owned by each portfolio manager as of December 31, 2004. The Portfolios and Funds are only offered through insurance products and retirement plans. Each Portfolio and Fund is managed in a manner substantially similar to a publicly offered mutual fund advised by the same portfolio manager. The dollar range of investments beneficially owned by each portfolio manager in the other similarly managed mutual fund is also listed below. As described above, portfolio managers employed by the Advisor earn deferred compensation that is deposited in an account, the value of which is adjusted as though the account had been invested in the relevant publicly offered mutual fund.



                                                                                        DOLLAR RANGE OF INVESTMENT
                                                WM VARIABLE TRUST            ------------------------------------------------
                                                PORTFOLIO OR FUND                     SIMILAR PUBLICLY     DEFERRED
                                                  MANAGED BY THE             TRUST     OFFERED MUTUAL    COMPENSATION
          PORTFOLIO MANAGER                     PORTFOLIO MANAGER            SHARES         FUND           ACCOUNT      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
  Daniel R. Coleman                     Mid Cap Stock Fund                    None           B                C           D
  Philip M. Foreman                     West Coast Equity Fund                None           D                B           D
  John Friedl                           Income Fund                           None           D               None         D
  Richard E. Helm                       Equity Income Fund                    None           B                C           D
                                        REIT Fund                             None          None              B           B
  Michael Meighan                       Flexible Income Portfolio             None          None             None       None
                                        Conservative Balanced Portfolio       None          None             None       None
                                        Balanced Portfolio                     A            None              D           D
                                        Conservative Growth Portfolio          C            None             None         C
                                        Strategic Growth Portfolio            None          None             None       None
  Gary J. Pokrzywinski                  Income Fund                           None          None              B           B
                                        High Yield Fund                       None           C                C           D
  David W. Simpson                      Small Cap Value Fund                  None           D                C           D
  Craig V. Sosey                        Short Term Income Fund                None          None              B           B
                                        U.S. Government Securities Fund       None          None              B           B
  Stephen Q. Spencer                    Growth & Income Fund                  None           C                C           D
  Randall Yoakum                        Flexible Income Portfolio             None          None             None       None
                                        Conservative Balanced Portfolio       None          None             None       None
                                        Balanced Portfolio                     D            None              D           D
                                        Conservative Growth Portfolio         None          None             None       None
                                        Strategic Growth Portfolio            None          None             None       None
---------------------------------------------------------------------------------------------------------------------------------



  A = $1-$10,000


  B = $10,001-$50,000


  C = $50,001-$100,000


  D = $100,001-$500,000


  E = $500,001-$1,000,000

  over $1,000,000

SUB-ADVISORY FEES


The Funds listed below pay to their sub-advisors a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:



                    SUB-ADVISOR AND FUND                                      FEES
------------------------------------------------------------------------------------------------
  Capital Guardian Trust Company
  International Growth Fund.................................    0.75% of the first $25 million
                                                                0.60% of the next $25 million
                                                                0.425% of the next $200 million
                                                                0.375% thereafter(1)
  Delaware Management Company
  Small Cap Growth Fund.....................................    0.60% of the first $250 million
                                                                0.50% of the next $250 million
                                                                0.40% thereafter(2)
  Janus Capital Management LLC
  Growth Fund...............................................    0.40% of the first $250 million
                                                                0.35% of the next $500 million
                                                                0.30% of the next $750 million
                                                                0.25% thereafter(3)
  Oberweis Asset Management, Inc.
  Small Cap Growth Fund.....................................    0.60% of the first $250 million
                                                                0.50% of the next $250 million
                                                                0.40% thereafter(2)
  OppenheimerFunds, Inc.
  Growth Fund...............................................    0.40% of the first $150 million
                                                                0.375% of the next $150 million
                                                                0.35% of the next $200 million
                                                                0.30% thereafter(3)
  Salomon Brothers Asset Management, Inc.
  Growth Fund...............................................    0.40% of the first $250 million
                                                                0.35% of the next $250 million
                                                                0.30% thereafter(3)
----------------------------------------------------------------------------------------------------



  1 Subject to aggregation. See "Fee Aggregation Policy" below.


  2 Assets of the WM Trust II Small Cap Growth Fund are included with the assets of the Small Cap Growth Fund for determining fees.


  3 Assets of WM Trust II Growth Fund are included with the assets of the Growth Fund for purposes of determining fees.


FEE AGGREGATION POLICY



For fee purposes, asset aggregation will apply to all accounts of (i) the Fund,
(ii) any other investment company advised by the Advisor or any of its affiliates, (iii) any pension or employee benefit plan sponsored by the Advisor or any of its affiliates or (iv) the Advisor or its affiliates that are managed by Capital Guardian Trust Company or its affiliates, except for emerging markets equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Account. For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.


For Eligible Accounts with different investment objectives and guidelines:

  1. Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

  2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

  3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income-high yield, fixed-income emerging markets, and fixed-income-developed markets.

The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.


The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by the Advisor or any of its affiliates, (iii) any pension or employee benefit plan sponsored by the Advisor or any of its affiliates or (iv) the Advisor or its affiliates that are managed by Capital Guardian Trust Company or its affiliates:


  Aggregate Fees between $1.25 million to $4 million........    5% discount
  Aggregate Fees between $4 million to $8 million...........    7.5% discount
  Aggregate Fees between $8 million to $12 million..........    10% discount
  Aggregate Fees over $12 million...........................    12.5% discount


For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Guardian Trust Company and its affiliates, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).


For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule. To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency. Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule. Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market value alone will not cause the reinstatement of a lower discount level or fee breakpoints.

The tables below show the investment advisory fees paid and waived for the three most recent fiscal years.



                                              FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                              DECEMBER 31, 2004            DECEMBER 31, 2003            DECEMBER 31, 2002
            PORTFOLIO/FUND                FEES PAID     FEES WAIVED    FEES PAID     FEES WAIVED    FEES PAID     FEES WAIVED
---------------------------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio...........    $  198,818        $0         $  153,714      $     0      $  113,173      $     0
  Conservative Balanced Portfolio.....        51,296         0             29,839       15,876          18,580       18,580
  Balanced Portfolio..................       568,834         0            416,975            0         364,098            0
  Conservative Growth Portfolio.......       347,368         0            268,361            0         276,615            0
  Strategic Growth Portfolio..........       140,758         0             90,885            0          86,300            0
  REIT Fund...........................       350,851         0            171,810            0             N/A          N/A
  Equity Income Fund..................     1,147,677         0            816,379            0         706,100            0
  Growth & Income Fund................     1,956,186         0          1,620,809            0       1,888,275            0
  West Coast Equity Fund..............       720,268         0            524,620            0         482,090            0
  Mid Cap Stock Fund..................       752,951         0            529,220            0         517,513            0
  Growth Fund(1)......................     1,957,485         0          1,408,027            0         716,725            0
  Small Cap Value Fund................       207,177         0                N/A          N/A             N/A          N/A
  Small Cap Growth Fund(1)............       476,666         0            528,566            0         433,390            0
  International Growth Fund(1)........       734,578         0            535,335            0         152,364            0
  Short Term Income Fund..............       276,760         0            232,179            0         249,814            0
  U.S. Government Securities Fund.....     1,291,785         0          1,005,387            0         821,350            0
  Income Fund.........................     1,050,792         0          1,002,867            0         869,019            0
  Money Market Fund...................        91,988         0            134,704            0         155,843            0
---------------------------------------------------------------------------------------------------------------------------------



  1 The Advisory and Sub-advisory Agreements for the Funds provide for the direct payment of sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., they are net of sub-advisory fees).


Sub-advisory fees were paid by the Funds for the fiscal years ended December 31, 2002, 2003, and 2004 in the following amounts:



                                                FISCAL YEAR ENDED           FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                                DECEMBER 31, 2004           DECEMBER 31, 2003           DECEMBER 31, 2002
             FUND/SUBADVISOR                 FEES PAID    FEES WAIVED    FEES PAID    FEES WAIVED    FEES PAID    FEES WAIVED
---------------------------------------------------------------------------------------------------------------------------------
  Growth Fund
    Janus................................    $235,153         $0         $162,017         $0         $251,170         $0
    Columbia.............................     112,221          0           99,757          0           85,703          0
    Oppenheimer..........................     457,882          0          350,946          0          282,119          0
  Total..................................     805,256          0          612,720          0          618,992          0
  International Growth Fund
    Capital Guardian.....................     341,548          0          322,235          0          322,857          0

ADDITIONAL INFORMATION REGARDING THE SUB-ADVISORS



CAPITAL GUARDIAN TRUST COMPANY



AS OF DECEMBER 31, 2004



ACCOUNTS MANAGED BY PORTFOLIO MANAGERS



                                                   REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                                        COMPANIES(1)               VEHICLES(2)              OTHER ACCOUNTS(3)
                                                  ------------------------   ------------------------   -------------------------
                                                   NUMBER        TOTAL        NUMBER        TOTAL        NUMBER
                                                     OF        ASSETS (IN       OF        ASSETS (IN       OF       TOTAL ASSETS
PORTFOLIO MANAGER                                 ACCOUNTS     BILLIONS)     ACCOUNTS     BILLIONS)     ACCOUNTS    (IN BILLIONS)
-----------------                                 ---------   ------------   ---------   ------------   ---------   -------------
Fisher, David...................................      24         $26.32          36         $47.66         379         $110.30
Gromadzki, Arthur...............................      13         $ 4.72          10         $28.34         195         $ 51.46
Havas, Richard..................................      15         $ 5.53          23         $36.20         278         $ 83.48
Kwak, Seung.....................................      13         $ 4.72          11         $28.44         187         $ 49.69
Kyle, Nancy.....................................      16         $21.61          30         $44.34         230         $ 66.12
Mant, John......................................      13         $ 4.72          14         $33.04         265         $ 68.01
Reed, Chris.....................................      15         $ 5.53          15         $32.10         284         $ 70.99
Sauvage, Lionel.................................      15         $ 5.53          21         $37.75         308         $ 94.71
Sikorsky, Nilly.................................      15         $ 5.53          28         $42.12         548         $142.33
Staehelin, Rudolf...............................      15         $ 5.53          22         $41.49         413         $104.62


---------------


1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



ACCOUNTS MANAGED BY PORTFOLIO MANAGERS WITH PERFORMANCE-BASED FEES



                                                    REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                                         COMPANIES(1)               VEHICLES(2)             OTHER ACCOUNTS(3)
                                                   ------------------------   ------------------------   ------------------------
                                                    NUMBER        TOTAL        NUMBER        TOTAL        NUMBER        TOTAL
                                                      OF        ASSETS (IN       OF        ASSETS (IN       OF        ASSETS (IN
PORTFOLIO MANAGER                                  ACCOUNTS     BILLIONS)     ACCOUNTS     BILLIONS)     ACCOUNTS     BILLIONS)
-----------------                                  ---------   ------------   ---------   ------------   ---------   ------------
Fisher, David....................................      1          $0.62           4          $0.43           14         $ 9.25
Gromadzki, Arthur................................      1          $0.62           0          $  --           15         $ 6.01
Havas, Richard...................................      1          $0.62           0          $  --           12         $ 6.82
Kwak, Seung......................................      1          $0.62           0          $  --            9         $ 6.62
Kyle, Nancy......................................      1          $0.62           0          $  --           11         $ 6.66
Mant, John.......................................      1          $0.62           0          $  --           15         $ 6.07
Reed, Chris......................................      1          $0.62           0          $  --           31         $12.40
Sauvage, Lionel..................................      1          $0.62           0          $  --           19         $ 9.40
Sikorsky, Nilly..................................      1          $0.62           4          $0.43           80         $34.19
Staehelin, Rudolf................................      1          $0.62           0          $  --           39         $16.74


---------------


1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.


3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



Compensation Structure



  Capital Guardian Trust Company ("CGTC") uses a system of multiple portfolio managers in managing the International Growth Fund's assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.



  The benchmarks used to measure performance of the portfolio managers for the International Growth Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, CGTC's ultimate parent company.



Ownership of Securities



  As of December 31, 2004, none of CGTC's portfolio managers for the International Growth Fund owned shares of the International Growth Fund.



DELAWARE MANAGEMENT COMPANY



  The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of December 31, 2004.



                                                                                                                TOTAL ASSETS IN
                                                                                          NO. OF ACCOUNTS        ACCOUNTS WITH
                                                         NO. OF                          WITH PERFORMANCE-     PERFORMANCE- BASED
                                                        ACCOUNTS        TOTAL ASSETS         BASED FEES               FEES
                                                     ---------------   --------------   --------------------   ------------------
MARSHALL T. BASSETT
  Registered Investment Companies..................        29          $5,398,429,320                0                      0
  Other Pooled Investment Vehicles.................         0                       0                0                      0
  Other Accounts*..................................        22          $2,257,743,049                1            $86,894,948
STEVEN T. LAMPE
  Registered Investment Companies..................        28          $5,253,552,415                0                      0
  Other Pooled Investment Vehicles.................         0                       0                0                      0
  Other Accounts*..................................        22          $2,257,743,049                1            $86,894,948
MATTHEW TODOROW
  Registered Investment Companies..................        28          $5,253,552,415                0                      0
  Other Pooled Investment Vehicles.................         0                       0                0                      0
  Other Accounts*..................................        22          $2,257,743,049                1            $86,894,948
LORI P. WACHS
  Registered Investment Companies..................        29          $5,398,429,320                0                      0
  Other Pooled Investment Vehicles.................         0                       0                0                      0
  Other Accounts*..................................        22          $2,257,743,049                1            $86,894,948


---------------


* These accounts include managed accounts, representing a total of 1,952 underlying accounts.



COMPENSATION STRUCTURE



  The compensation of each of Delaware's portfolio managers consists of the following:



  BASE SALARY -- Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.



  BONUS -- Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.



  DEFERRED COMPENSATION -- Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.



  STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN -- Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.



  The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.



  Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.



  OTHER COMPENSATION -- Portfolio managers may also participate in benefit plans and programs available generally to all employees.



OWNERSHIP OF SECURITIES



  As of December 31, 2004, none of Delaware's portfolio managers for the Small Cap Growth Fund owned shares of the Small Cap Growth Fund.



JANUS CAPITAL MANAGEMENT LLC



Accounts/Funds Managed



  As of December 31, 2004, Mr. Pinto managed 6 mutual funds with a total of $1,067,437,035 in assets; 2 pooled investment vehicles other than mutual funds with a total of $89,852,169 in assets; and 30 other accounts with a total of $666,052,150 in assets (2 of which other accounts, with $251,336,722 in assets, pay performance-based fees).



Compensation



  The following describes the structure and method of calculating Mr. Pinto's compensation as of January 1, 2005.



  Mr. Pinto is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.



  Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.



  The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. Mr. Pinto's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and he will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.



  Mr. Pinto is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.



  Mr. Pinto may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.



  The Growth Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.



Ownership of Securities



  As of December 31, 2004, Mr. Pinto did not own shares of the Growth Fund.



OBERWEIS ASSET MANAGEMENT, INC.



Accounts/Funds Managed



  As of December 31, 2004, Mr. Oberweis managed 7 mutual funds with a total of $479,865,391 in assets; 0 pooled investment vehicles other than mutual funds; and 140 other accounts with a total of $446,365,927 in assets (2 of which other accounts, with $40,177,601 in assets, pay performance-based fees).



Compensation



  Oberweis Asset Management, Inc. ("OAM") offers its investment professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on product composite results compared to their appropriate benchmarks based on rolling 1-year and 3-year returns relative to the appropriate benchmarks (i.e. Russell 2000 Growth Index for Small-Cap Growth Equity), with a heavier weighting on 3-year returns. Most of the incentive reward is quantitatively defined in advance. A smaller percentage of the incentive program includes a subjectively evaluated bonus for team spirit, mentoring of less experienced team members, and outstanding client service.



  To ensure long-term commitment, a significant portion of Mr. Oberweis' compensation is linked to equity ownership in OAM. Senior executives and key investment professionals are also equity investors in OAM. Investment professional bonuses are based on the OAM Composite results relative to their respective benchmarks.

Ownership of Securities



  As of December 31, 2004, Mr. Oberweis does not own shares of the Small Cap Growth Fund.



OPPENHEIMERFUNDS, INC.



  Jane Putnam is the portfolio manager primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by OppenheimerFunds, Inc. ("Oppenheimer").



Accounts/Funds Managed



  The following table provides information relating to other accounts managed by Ms. Putnam as of December 31, 2004. None of these accounts has a performance-based advisory fee:



                                                         REGISTERED
                                                         INVESTMENT       OTHER POOLED
                                                          COMPANIES    INVESTMENT VEHICLES   OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------
OTHER ACCOUNTS MANAGED                                        6             1                     None
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS MANAGED                                     $13,591,394         $8,307*              None
-----------------------------------------------------------------------------------------------------------



* In thousands.



  Ms. Putnam is also responsible for the management of other funds. At times, those responsibilities could potentially conflict with the interests of the Fund. This may occur whether the Fund and the other funds have the same or different investment objectives and strategies. For example the portfolio manager may need to allocate favorable investment opportunities between funds with similar objectives. Or she may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds advised by the Oppenheimer have the same advisory fee. If the advisory fee structure of another fund is more advantageous than the fee structure of the Fund, it could potentially influence fund management to favor the other fund. The Fund's and Oppenheimer's compliance procedures and code of ethics are designed to preclude any such conflict from affecting the Fund's investments or performance, but may not always be adequate to do so. At the current time, Ms. Putnam only manages other funds with investment objectives and strategies that are similar to those of the Fund. However, she may manage funds or accounts with different investment objectives and strategies in the future.



Compensation



  As of October 31, 2004, Ms. Putnam's compensation consisted of three elements: base salary, an annual bonus and long-term awards of options and appreciation rights in regard to the Manager's common stock. The Oppenheimer compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The base pay level of each Oppenheimer portfolio manager is regularly reviewed to ensure that it reflects the requirements of the particular portfolio, any specific competence or specialty of the individual manager, and is in line with other comparable positions. Each Oppenheimer portfolio manager's annual bonus is based on a number of factors, including: pre-tax fund performance, for periods of up to five years, against the Lipper benchmark applicable to the fund; management quality (such as style consistency, risk management, sector coverage, team leadership and coaching); and organizational development. The compensation structure is also intended to be internally equitable, which serves to reduce potential conflicts of interest between the Fund and other funds managed by the portfolio manager. The compensation structure of the other funds managed by Ms. Putnam is the same as the compensation structure of the Fund. The Lipper index used to calculate her annual bonus is the Lipper Large-Cap Core index.



Ownership of Securities



  As of October 31, 2004, Ms. Putnam did not beneficially own any shares of the Growth Fund.

SALOMON BROTHERS ASSET MANAGEMENT, INC.



  The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.



Other Accounts Managed by Portfolio Managers



  The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.(1)



                                                               OTHER POOLED
                       PORTFOLIO         REGISTERED             INVESTMENT
FUND                   MANAGER(S)   INVESTMENT COMPANIES         VEHICLES            OTHER ACCOUNTS
----                   ----------   --------------------   --------------------   --------------------
Growth Fund..........  Alan Blake   10 Registered          4 Other pooled         127,750 Other
                                    investment companies   investment vehicles    accounts with $13.08
                                    with $5.99 billion     with $0.58 billion     billion in total
                                    in total assets        in assets under        assets under
                                    under management       management             management



Compensation



  Citigroup Asset Management ("CAM") investment professionals, including Mr. Blake, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.



  CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including Mr. Blake. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.



  The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.



  Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.



Ownership of Securities



  As of December 31, 2004, Mr. Blake did not own shares of the Growth Fund.


-------------------------------


(1) Note that this additional information must be disclosed if portfolio managers manage accounts with performance-based fee arrangements.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT,


DISTRIBUTOR, AND OTHER SERVICE PROVIDERS



The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Mellon Trust of New England, National Association, One Boston Place, Boston, Massachusetts 02108, serves as custodian for the Portfolios and Funds (the "Custodian"). In addition, the Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.



Shareholder Services, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, serves as the Trust's administrator and transfer agent. Shareholder Services is a wholly owned subsidiary of Washington Mutual.



The Trust has entered into an administration agreement with Shareholder Services pursuant to which Shareholder Services has agreed to provide various administrative services with respect to the Portfolios, including (but not limited to): (a) assistance in supervising all aspects of the operations of the Portfolios except those performed by the Trust's investment advisor under its investment management agreement; (b) supplying the Portfolios with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services (including, but not limited to, the calculation of the net asset values of shares of the Portfolios), internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) preparing reports to the Portfolios' shareholders and materials for the Board of Trustees of the Portfolios; (d) preparing tax returns; (e) preparing reports to and filings with the Securities and Exchange Commission (the "SEC") and state regulatory authorities; and (f) cooperating with the Portfolios' transfer agent for the purpose of establishing and implementing procedures to ensure that the Portfolios' transfer agency and shareholder relations functions are efficiently carried out.



For the years ended December 31, 2002, 2003, and 2004, the Portfolios paid to Shareholder Services the following administration fees:



                                                                  2004         2003         2002
                                                                FEES PAID    FEES PAID    FEES PAID
-------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $298,226     $230,571     $169,759
  Conservative Balanced Portfolio...........................      76,943       44,758       27,870
  Balanced Portfolio........................................     853,250      625,463      546,148
  Conservative Growth Portfolio.............................     521,052      402,542      414,923
  Strategic Growth Portfolio................................     211,137      136,328      129,449



The Distributor, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101, serves as principal underwriter for the Portfolios and Funds. The Distributor is a registered broker-dealer and a wholly owned subsidiary of Washington Mutual. The Distributor does not receive any compensation for the purchase or redemption of Class 1 Portfolio or Fund shares. The Portfolios and Funds have approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 distribution plan, the Distributor receives a service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Portfolio and Fund. For the year ended December 31, 2004, this fee amounted to $904,691. Amounts per Portfolio and Fund are as follows:



                                                                DISTRIBUTION FEE
------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................        $131,150
  Conservative Balanced Portfolio...........................          38,077
  Balanced Portfolio........................................         320,062
  Conservative Growth Portfolio.............................         143,888
  Strategic Growth Portfolio................................          59,108
  REIT Fund.................................................             224
  Equity Income Fund........................................          42,839
  Growth & Income Fund......................................           7,754
  West Coast Equity Fund....................................          17,265
  Mid Cap Stock Fund........................................          11,926
  Growth Fund...............................................           3,367
  Small Cap Value Fund......................................               0
  Small Cap Growth Fund.....................................           7,780
  International Growth Fund.................................             573
  Short Term Income Fund....................................          18,640
  U.S. Government Securities Fund...........................          35,868
  Income Fund...............................................          56,816
  Money Market Fund.........................................           9,354



The fees received by the Distributor under the Rule 12b-1 plan may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class 2 shares Portfolio and Fund shares, including payments to the Distributor's representatives and others for selling Class 2 shares. The Distributor may pay all or a portion of the fees to broker-dealers that provide services, such as accepting telephone inquiries and transaction requests as well as processing correspondence, new applications, and subsequent purchases. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 plan is characterized by the SEC as a "compensation-type" plan. Under its terms, the Rule 12b-1 plan will remain in effect from year to year provided such continuance is approved annually by vote of the Board of Trustees.


COUNSEL

Ropes & Gray LLP, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust and the Independent Trustees of the Trusts.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS



Deloitte & Touche LLP, 200 Berkeley St., Boston, MA 02116, serves as the Independent Registered Public Accounting Firm to each of the Portfolios and Funds, providing audit services, tax return review and other tax consulting services, and assistance and consultation in connection with the review of various filings with the SEC. The financial statements, financial highlights, and Report of Independent Registered Public Accounting Firm of Deloitte & Touche LLP for each of the Portfolios and Funds contained in the Portfolios' and the Funds' Annual Reports for the fiscal period ended December 31, 2004 are hereby incorporated by reference. The financial statements incorporated by reference into this SAI and the financial highlights in the prospectus have been audited by Deloitte & Touche LLP and have been so included in reliance on such Reports, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.

ORGANIZATION OF THE TRUST


The Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 29, 1993, as amended from time to time (the "Declaration of Trust"). Prior to March 20, 1998, the Trust was known as The Sierra Variable Trust. Certificates representing shares in the Trust are not issued. The Trust's transfer agent, Shareholder Services, maintains a record of each shareholder's ownership of Trust shares. Each share has one vote, with fractional shares voting proportionately. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion, or subscription rights. Shareholders generally vote by Portfolio, Fund, or Class, except with respect to the election of Trustees and the selection of independent accountants.



Under normal circumstances, there will be no meetings of shareholders for the purpose of selecting Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Should this occur, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.



The Trust has the power to issue separate series of shares and has authorized the following eighteen separate series: Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund, and Money Market Fund. The Trust offers shares of beneficial interest, each without par value. Additional series may be established. Prior to May 1, 2004, the Small Cap Growth Fund was known as the Small Cap Stock Fund and prior to May 1, 2000, it was the Emerging Growth Fund. Prior to May 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest and prior to May 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to May 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the U.S. Government Securities Fund was known as the U.S. Government Fund, the Income Fund was known as the Corporate Income Fund, the Growth & Income Fund was known as the Growth and Income Fund, the Strategic Growth Portfolio was known as the Capital Growth Portfolio, the Conservative Growth Portfolio was known as the Growth Portfolio, and the Flexible Income Portfolio was known as the Value Portfolio. Prior to January 30, 1998, the Money Market Fund was known as the Global Money Fund.



The Trust's Board of Trustees monitors potential conflicts among variable life insurance policies, variable annuity contracts, insurance company shareholders, and qualified retirement plan shareholders and will determine what action, if any, should be taken to resolve any conflicts.


Massachusetts law provides that the shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the assets of the relevant Portfolio or Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Trust.

INVESTMENT OBJECTIVES AND POLICIES


The prospectus discusses the investment objectives of the Portfolios and Funds, as well as the policies to be employed in pursuing such objectives. The following section contains supplemental information to the prospectus concerning the types of securities and other instruments in which the Portfolios and Funds may invest; the investment policies and portfolio strategies that the Portfolios and Funds may utilize; and certain risks attendant to such investments, policies, and strategies.



STRATEGIES AVAILABLE TO THE PORTFOLIOS AND ALL FUNDS



RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Portfolios and the Funds as initial criteria for the selection of applicable portfolio securities, but the Portfolios and the Funds will also rely upon the independent advice of the Advisor or their respective sub-advisors. Additional information concerning the ratings of these services and their significance can be found in Appendix A.



To the extent that the rating given by Moody's, S&P, or Fitch for securities may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to use comparable ratings as standards for its investments in accordance with each Portfolio's and Fund's investment policies contained in the prospectus and SAI.



U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. U.S. government securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities, and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the relevant sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.



ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, either upon acquisition or due to subsequent lack of institutional buyers, that investment will be treated as an illiquid security.


BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio or Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Portfolio or Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.



Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch than about a domestic branch of a U.S. bank or about a foreign bank than about a U.S. bank.


Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.


In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the relevant sub-advisors will carefully evaluate such investments on a case-by-case basis.



A Fund may purchase a CD, TD, or bankers' acceptance issued by a bank, savings and loan association, or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Portfolios and Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer. Savings and loan associations whose CDs, TDs, and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.



MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include those classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.



Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios and the Funds may, consistent with their respective investment objectives and policies, consider making investments in such securities.



Subject to the investment restrictions and policies stated elsewhere in the prospectus and SAI, Funds may invest in collateralized mortgage obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 5- to 8-year average life for pools of current coupon fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.


REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. The Equity Income, Growth & Income, West Coast Equity, Income, and Money Market Funds may enter into repurchase agreements with brokers, dealers, and banks to invest cash reserves temporarily, provided that repurchase agreements maturing in greater than 7 days do not exceed 10% of each Fund's total assets.



WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Trust's Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities, or, although it would not normally expect to do so, the sale of securities purchased on a when-issued or delayed delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).



OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or for other bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns. No Portfolio or Fund currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.


  The Portfolios and Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts), and any combination of futures, options, and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Portfolio or Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.


  The use of strategic transactions involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described below. Successful use of most strategic transactions depends upon the Advisor's or the sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.



SWAPS, CAPS, FLOORS, AND COLLARS. Subject to the investment policies and restrictions of each of the Funds stated elsewhere in this SAI and in the prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may enter into interest rate, currency, credit default, and index swaps and the purchase or sale of related caps, floors, and collars. A Portfolio or Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities the Portfolio or Fund anticipates purchasing at a later date or to seek potentially higher returns. A Portfolio or Fund will use these transactions as hedges or for investment purposes and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio or Fund may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio or Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. In a credit default swap, the seller agrees to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

  A Portfolio or Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio or Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes or are offset by a "covering" position or the Fund has segregated liquid assets sufficient to meet its obligations under such transactions, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


FUTURES ACTIVITIES. Each of the Funds that is permitted to engage in strategic transactions and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions.


FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time, and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

  The purpose of entering into a futures contract is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities.

  No consideration is paid or received by a Portfolio or Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is the equivalent of a performance bond or good faith deposit on the contract, which is returned to the Portfolio or Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margins," will be made daily as the price of the index or securities underlying the futures contract fluctuates. This makes the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.


  There are several risks associated with using futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Advisor or the relevant sub-advisor to predict correctly movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. The decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates. Although the Portfolios and Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios and the Funds will be required to either (1) segregate sufficient cash or liquid assets to cover the outstanding position or (2) cover the futures contract by either owning the instruments underlying the futures contract, by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract, or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in their portfolios, the Portfolios and the Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and the Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts, and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of their portfolios plus or minus the unrealized gain or loss on those positions.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract. The value of the option does however change daily and that change would be reflected in the net asset value of the Portfolio or the Fund holding the option.
  When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

  There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the relevant sub-advisor, which could prove to be inaccurate. Even if the expectations of the Advisor or the sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.


STRATEGIES AVAILABLE TO THE REIT, EQUITY INCOME, GROWTH &
INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP

VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, AND SHORT TERM INCOME FUNDS



OPTIONS ON SECURITIES. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and Short Term Income Funds may buy and sell covered put (except for the Equity Income, Growth & Income, and West Coast Equity Funds) and call options on securities, purchase put and call options on securities, and enter into closing transactions.


  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the money," respectively. A Fund may write (1) in-the-money call options when the Advisor or the sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or the sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period, and (3) out-of-the-money call options when the Advisor or the sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.


  So long as the Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the relevant Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and the securities exchange on which the option is written.


  An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact, and because of current trading conditions, each Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. government securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. National securities exchanges on which options are traded are: The Chicago Board Options Exchange (CBOE), The Board of Trade of the City of Chicago (CBT), American Stock Exchange (AMEX), Philadelphia Stock Exchange (PHLX), Pacific Stock Exchange
(PSE), and the New York Stock Exchange (NYSE). Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option which the Fund would have the absolute right to repurchase at a formula price at an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund. The Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.


  To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or the sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and the sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock.


  The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing. Additional risks exist with respect to mortgage-backed U.S. government securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.



STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, AND INCOME FUNDS



OPTIONS ON SECURITIES INDEXES. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and Income Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or the sub-advisor believes the option can be closed out.


  Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or the sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

  Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and Income Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds may use forward currency exchange contracts to hedge either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. In addition, the Funds may use foreign currency forwards contracts in an effort to profit from favorable currency movements.

  If a Fund enters into a position hedging transaction, the Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract.

  For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period, and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The Funds, in addition, may combine forward currency exchange contracts with investments in U.S. securities in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a foreign currency. For instance, a Fund could purchase a U.S. government security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for a foreign currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the foreign currency, the Fund may be able to adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.


  There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's sub-advisor will be able to do so.

  Although the foreign currency market is not believed to be necessarily more volatile than the market in other commodities, there is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The CFTC has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

OPTIONS ON FOREIGN CURRENCIES. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and Income Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated in or exposed to will reduce the U.S. dollar value of the securities even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated in or exposed to is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or a sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.


  A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian upon conversion or exchange of other foreign currency held by the Fund. A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities and other liquid debt securities in a segregated account with the Custodian.

  The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, AND INCOME FUNDS



SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and Income Funds are made in securities of companies in (or governments of) developed countries, each may invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets") as well. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and Income Funds may invest up to 5% of their total assets in emerging markets and the International Growth Fund may invest up to 30% of total assets in emerging markets and up to 5% of total assets in any one country. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or emerging markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand, and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States, and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.



STRATEGY AVAILABLE TO REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, INCOME, AND MONEY MARKET FUNDS



LENDING OF PORTFOLIO SECURITIES. Each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and Money Market Funds will adhere to the following conditions whenever its portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder." The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income and Money Market Funds will not lend more than 33% of their respective total assets, and the Growth, Small Cap Growth, International Growth, and Short Term Income Funds will not lend more than 20% of their respective total assets.



SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, AND INCOME FUNDS



LOWER-RATED SECURITIES. The Growth & Income, Growth, and Income Funds may each invest up to 35% of its total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds may each invest up to 20% of its assets in below-investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality by the Advisor ("junk bonds"). Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix A for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics. Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

  The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

  Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor or the sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or the Fund's sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

  Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

INVESTMENT RESTRICTIONS


The following section discusses the investment policies and restrictions of the Portfolios and Funds. A fundamental policy affecting a particular Portfolio or Fund may not be changed without the vote of a majority of the outstanding shares of the affected Portfolio or Fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the relevant Fund or Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares. The 1940 Act prohibits a registered open-end investment company such as the Trust from issuing "senior securities" other than borrowings from a bank.



  As a matter of non-fundamental investment policy, the Portfolios and Funds will not invest in securities issued by Washington Mutual, Inc.



INVESTMENT RESTRICTIONS OF THE FUNDS, OTHER THAN THE REIT, EQUITY INCOME, WEST COAST EQUITY, MID CAP STOCK, AND SMALL CAP VALUE FUNDS



The investment restrictions numbered 1 through 15 below have been adopted by the Trust with respect to the Funds (other than the REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds) as fundamental policies. The investment policies adopted by the Trust prohibit a Fund (other than the REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds) from:



 1. Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation: provided that the entire investment portfolio of the Money Market Fund is subject to the 5% Limitation; however, the Money Market Fund will be able to invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof provided that the Money Market Fund may not hold more than one such investment at any time.



 2. Purchasing more than 10% of the voting securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities; provided further that this restriction shall not apply to the Growth Fund; and provided further that the Growth Fund shall not own more than 10% of the outstanding voting securities of a single issuer.


 3. Purchasing securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

 4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

 5. Borrowing money, except that (a) the Fund may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities or pending settlement of securities transactions or for emergency or extraordinary purposes in an aggregate amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) all of the Funds except the Money Market Fund may enter into (i) futures contracts, and (ii) dollar roll transactions. Whenever borrowings pursuant to (a) above (except that with respect to the Growth & Income, Small Cap Growth, Short Term Income, U.S. Government Securities and Income Funds, pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, (w) continuous asset coverage of at least 300% is required; (x) in the event such asset coverage falls below 300% due to market fluctuations or otherwise, the Fund must within 3 days reduce the amount of its borrowings so that asset coverage will again be at least 300%, even if disadvantageous from an investment standpoint; (y) borrowing pursuant to (a) over 5% must be repaid before making additional investments; and

    (z) any interest paid on such borrowings will reduce income. The Growth & Income, Small Cap Growth, Short Term Income, U.S. Government Securities and Income Funds may not borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such transaction).



 6. Pledging, hypothecating, mortgaging, or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
    (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
    (i) the purchase and sale of options on securities, options on indexes, and options on foreign currencies; and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.


 7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

 8. Purchasing or selling real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

 9. Investing in commodities, except that all of the Funds except the Money Market Fund may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.


10. Investing in oil, gas, or other mineral exploration or development programs.



11. Making loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the U.S. Government Securities Fund), and the entry into repurchase agreements.


12. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except in the case of the Money Market Fund, which under normal market conditions shall have at least 25% of its total assets invested in bank obligations; provided that this limitation shall not apply to the purchase of U.S. government securities.


13. With respect to the Money Market Fund, purchasing, writing, or selling puts, calls, straddles, spreads or combinations thereof.


14. With respect to the Growth and Small Cap Growth Funds, investing more than 35% of the Fund's assets in non-investment grade debt securities.

15. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.


16. With respect to the Small Cap Growth Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition, each of the Funds (other than the REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds) has adopted non-fundamental investment limitations as stated below and in the prospectus. Such limitations may be changed without shareholder approval.



17. With respect to the Growth and Small Cap Growth Funds, investing more than 25% of the Fund's assets in foreign securities.



18. Purchasing securities that are not readily marketable if more than 10% of the net assets of the Money Market Fund, or more than 15% of the net assets of the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, Income and U.S. Government Securities Funds, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.


19. Making investments for the purpose of exercising control or management.



20. Purchasing or selling interests in real estate limited partnerships.



  The percentage limitations contained in restrictions 17 through 20, except with respect to securities not readily marketable, apply at the time of purchase of securities.



INVESTMENT RESTRICTIONS OF THE REIT, EQUITY INCOME, WEST COAST EQUITY, MID CAP STOCK, AND SMALL CAP VALUE FUNDS



The REIT, Equity Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds have adopted the fundamental investment restrictions below. These investment restrictions prohibit such Funds from:



 1. Investing more than 5%(1) of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.



 2. Acquiring more than 10%(1) of the voting securities of any one company.



 3. Investing in real estate(2) (except publicly traded real estate investment trusts) or commodities.



 4. Investing in oil, gas, or other mineral leases.



1 Percentage at the time the investment is made.


2 This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest substantially all its assets in REIT securities.



 5. Investing more than 25%(1) of its total assets in any single industry. This limitation also does not apply to the REIT Fund as this Fund will, under normal circumstances, invest more than 25% of its assets in the real estate industry.



 6. Acting as underwriter of securities issued by others.



 7. Buying securities on margin, mortgage, or pledge its securities.



 8. Borrowing money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes).



 9. Lending money (except for the execution of repurchase agreements).



10. Issuing senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC.


  The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

  The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying common stocks and preferred stocks. This policy may not be changed without at least 60 days' prior notice to shareholders.


  The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast companies which are defined by the Advisor to include companies with (i) principal executive offices located in the region which includes Alaska, California, Oregon, and Washington;
(ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days prior notice.

  The REIT Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in REIT securities. This policy may not be changed without at least 60 days prior notice.



  The Small Cap Value Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.



  Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in the prospectus or this SAI) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.


INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

The following investment restrictions have been adopted by the Trust with respect to the Portfolios as fundamental policies.

EACH PORTFOLIO WILL NOT:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2. Purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3. Make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;


4. (i) Purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;



5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC;



6. Borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;


7. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and


8. Write or acquire options or interests in oil, gas, or other mineral exploration or development programs.



  In addition, each Portfolio has adopted non-fundamental investment limitations as stated below and in the prospectus. Such limitations may be changed without shareholder approval.


EACH PORTFOLIO WILL NOT:

1. Pledge, mortgage, or hypothecate any of its assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing;

2. Invest for the purpose of exercising control over management of any company;

3. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions;
   (ii) in connection with mergers, acquisitions of assets or consolidations;
   (iii) as permitted by SEC exemptive order; or (iv) as otherwise permitted by the 1940 Act;

4. Purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a recognized stock exchange;


5. Purchase or hold illiquid securities, which are securities that cannot be disposed of for their approximate market value in seven days or less (which terms include repurchase agreements and time deposits maturing in more than seven days), if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; and


6. Purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.


DISCLOSURE OF PORTFOLIO HOLDINGS



The Funds disclose their month-end portfolio holdings on the Distributor's Web site for the Funds at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements.



  After a Fund's portfolio holdings information has been posted to the Web site, it may be disclosed without limitation except that no such information may be provided pursuant to an ongoing arrangement until the business day after such information has been posted to the Web site in accordance with the Fund's prospectus and statement of additional information, or the relevant Fund's Form N-CSR or Form N-Q containing such information has been filed with the SEC.



  To the extent permitted under applicable law, the Fund's investment advisor and sub-advisors may distribute (or authorize the relevant Fund's fund accounting agent or principal underwriter to distribute) information regarding a Fund's portfolio holdings information ("Confidential Portfolio Information") more frequently than provided above or in advance of the Web site posting to the Fund's service providers who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as the Fund's custodian, securities lending agents, auditors, pricing service vendors and other persons who provide systems or software support in connection with the Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies and to bank lenders, to third parties providing research and trading services, and to mutual fund analysts and rating agencies, such as Morningstar and Lipper Analytical Services. In connection with managing the Funds, the Funds' investment advisor or sub-advisors may use analytical systems provided by third parties who may have access to the Funds' portfolio holdings. Portfolio holdings may also be disclosed to certain third party industry information vendors, institutional investment consultants, and asset allocation platform providers. However, these service providers may not provide portfolio holdings information to their subscribers in advance of the public dissemination dates. Such disclosure may be made in advance of the Web site posting only if the recipients of such information are subject to a confidentiality agreement, which includes a duty not to trade on the nonpublic information, and if the Funds' Chief Compliance Officer determines that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund's shareholders.



  Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, the Funds may disclose one or more of their securities. The Funds will not enter into formal confidentiality agreements in connection with these situations, however, the Funds will not continue to disclose portfolio holdings information to a person who the Funds or their Investment Managers believe is misusing the disclosed information.



  The Confidential Portfolio Information that may be distributed under this policy is limited to the information that the investment advisor and sub-advisors believe is reasonably necessary in connection with the services to be provided by the service provider receiving the information. In no event will WM Group of Funds or its sub-advisors or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings. A list of all persons who receive Confidential Portfolio Information under this policy will be available upon request to the Funds' Chief Compliance Officer.



  A Fund's investment advisor and sub-advisors, if any, shall have primary responsibility for compliance with the Fund's procedures regarding disclosure of portfolio holdings information. As part of this responsibility, the Fund's investment advisor and sub-advisors, if any, shall be responsible for maintaining such internal informational barriers (e.g., "Chinese walls") as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio information. The Funds' Chief Compliance Officer is responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment advisor, investment sub-advisors, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisors, or their principal underwriter.



  The Boards of Trustees of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. Exceptions to and violations of this policy are reported to the Boards of Trustees of the Funds.

PORTFOLIO TURNOVER


Portfolio turnover considerations for the Portfolios are addressed in the prospectus. The Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions. Under certain market conditions, the Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by the Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.



  Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

SECURITIES TRANSACTIONS


Purchases and sales of underlying Fund shares by a Portfolio are effected directly through the Distributor. In addition, all decisions to buy and sell securities of the Portfolios, including Fund shares, are made by the Advisor or the Fund's sub-advisor, subject to the overall review of the Trustees.



  Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by the Advisor or the Fund's sub-advisors, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by the Advisor or a sub-advisor, those other accounts may make investments of the same type as the Fund. When a Fund and one or more other accounts managed by the Advisor or the Fund's sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.



  Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor or the sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor or the sub-advisor will consider the factors that the Advisor or the sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the Advisor and each Sub-advisory Agreement between the Advisor and a sub-advisor authorizes the Advisor or the sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds, and other accounts over which the Advisor or the sub-advisors or their affiliates exercise investment discretion. Research services provided to the Advisor include, for example, written and electronic reports analyzing economic and financial characteristics; telephone conversations between brokerage securities analysts and members of the Advisor's staff; and personal visits by such analysts, brokerage strategists, and economists to the Advisor's office. Some of these services are useful to the Advisor in advising clients, although not all of these services are necessarily useful and of value in managing the Portfolios and Funds. Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the SEC thereunder, and relevant interpretive and "no-action" positions taken by the SEC's staff, the Trust's Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the Fund's sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

  The Advisor or a sub-advisor may cause a Fund to pay a broker-dealer, which provides brokerage and research services to the Advisor or the sub-advisor, an amount of disclosed commission for effecting a securities transaction in excess of the commission that another broker dealer would have charged for effecting that transaction. The fees under the Advisory and Sub-advisory Agreements are not reduced by reason of receiving such brokerage and research services. The Trust's Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trust. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.



  For the past three fiscal years, the Portfolios paid no brokerage commissions. During 2004, the Funds placed transactions with broker-dealers who provided research services to the Advisor as follows:



                                                                                             2004
                                                                     2004                  AGGREGATE
                                                                  BROKERAGE               TRANSACTION
FUND                                                             COMMISSIONS                AMOUNT
---------------------------------------------------------------------------------------------------------
  REIT Fund                                                        $   975                $   552,877
  Equity Income Fund                                                40,808                 25,489,559
  Growth & Income Fund                                              24,840                 16,224,880
  West Coast Equity Fund                                            22,022                 12,390,706
  Mid Cap Stock Fund                                                10,990                  8,421,555
  Growth Fund                                                        1,567                  1,543,041
  Small Cap Value Fund                                              18,396                  8,692,250
  Small Cap Growth Fund                                              5,954                  2,142,028
  International Growth Fund                                         43,107                 26,922,563
  Short Term Income Fund                                                 0                          0
  U.S. Government Securities Fund                                        0                          0
  Income Fund                                                            0                          0


  For the fiscal years ended December 31, 2002, 2003, and 2004, the Funds paid the following brokerage commissions:


                                                                2004                      2003                      2002
                                                             BROKERAGE                 BROKERAGE                 BROKERAGE
FUND                                                        COMMISSIONS               COMMISSIONS               COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                                   $ 19,687                  $ 53,970                       N/A
  Equity Income Fund                                           152,566                   104,937                  $ 92,047
  Growth & Income Fund                                          87,957                   142,197                   190,725
  West Coast Equity Fund                                        29,660                    73,686                    66,455
  Mid Cap Stock Fund                                           109,871                    81,066                    59,267
  Growth Fund                                                  338,954                   378,837                   206,549
  Small Cap Value Fund                                         199,590                       N/A                       N/A
  Small Cap Growth Fund                                        236,617                   384,414                   112,577
  International Growth Fund                                     65,718                    42,801                    66,494
  Short Term Income Fund                                             0                     2,205                     1,960
  U.S. Government Securities Fund                                    0                         0                         0
  Income Fund                                                        0                         0                       345

  The Trust is required to identify any securities of its "regular brokers or dealers" (as defined in the 1940 Act), which the Trust has acquired during its most recent fiscal year. As of December 31, 2004, these Funds had the following holdings fitting the above description (in thousands of dollars):


                                                        MERRILL                                           GOLDMAN
                          JPMORGAN                      LYNCH &      PRUDENTIAL     BEAR                   SACHS
                          CHASE &           MORGAN      COMPANY,     FINANCIAL,   STEARNS &   CITIGROUP   GROUP,    CREDIT
                          COMPANY    UBS    STANLEY       INC           INC.       COMPANY      INC.       INC.     SUISSE
--------------------------------------------------------------------------------------------------------------------------
  REIT Fund                    --      --       --           --            --         --           --         --        --
  Equity Income Fund       $1,950      --   $2,471           --            --         --       $4,505         --        --
  Growth & Income Fund      7,412      --       --           --            --         --        6,408         --        --
  West Coast Equity Fund       --      --       --           --            --         --        2,009         --        --
  Mid Cap Stock Fund           --      --       --           --            --         --           --         --        --
  Growth Fund               1,671      --    3,689       $  213        $1,241       $812        4,264     $1,342        --
  Small Cap Value Fund         --      --       --           --            --         --           --         --        --
  Small Cap Growth Fund        --      --       --           --            --         --           --         --        --
  International Growth
    Fund                       --    $583       --           --            --         --           --         --    $  716
  Short Term Income Fund    1,038      --       --           --            --         --           --        507        --
  U.S. Government
    Securities Fund            --      --    1,685        2,148            --         --           --         --     7,212
  Income Fund                 505      --       --           --            --         --        3,354      2,824        --
  Money Market Fund           700     716       --           --            --         --           --         --        --

                                                  FEDERAL
                            HSBC     DEUTSCHE    HOME LOAN    JEFFERIES
                          HOLDINGS     BANK      MORTGAGE      GROUP,     FREDDIE
                            PLC         AG      CORPORATION     INC.        MAC
------------------------  -----------------------------------------------------------
  REIT Fund                   --         --            --          --         --
  Equity Income Fund          --         --       $    93          --         --
  Growth & Income Fund        --         --            --          --     $7,959
  West Coast Equity Fund      --         --            --          --         --
  Mid Cap Stock Fund          --         --            --          --         --
  Growth Fund                 --         --            --          --         --
  Small Cap Value Fund        --         --            --          --         --
  Small Cap Growth Fund       --         --            --          --         --
  International Growth
    Fund                    $736       $302            --          --         --
  Short Term Income Fund      --         --         2,464          --         --
  U.S. Government
    Securities Fund           --         --        96,567          --         --
  Income Fund                 --         --        19,611      $1,704         --
  Money Market Fund           --         --            --          --         --



REDEMPTIONS



The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (2) when trading in the markets a Fund normally utilizes is restricted, or an emergency as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.



DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Portfolio or Fund to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

NET ASSET VALUE


The Trust will calculate the net asset value ("NAV") of the Portfolios' and Funds' Class 1 and Class 2 shares at the close of regular trading on the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier, Monday through Friday, exclusive of those business holidays on which it is closed. The Trust will be closed on the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Under unusual circumstances, the Money Market Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.



  A security that is primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System) is valued at the last reported sales price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Market Fund are also valued at amortized cost; securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at the close of the New York Stock Exchange). The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.



  Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services. The procedures of each pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.


VALUATION OF THE MONEY MARKET FUND. The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


  The use by the Money Market Fund of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Board of Trustees of the Trust to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.


  In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trust to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

TAXES


Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in a Portfolio or Fund by life insurance companies for the purpose of funding variable annuity and life insurance contracts. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of each of the Portfolios and Funds as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change. Any such change may be retroactive.



  Each Portfolio and Fund intends to qualify and elect to be treated each year as a RIC under Subchapter M of the Code. Accordingly, each Portfolio and Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's or Fund's (as the case may be) total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio or Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's or Fund's investments in loan participations, the Portfolio or Fund (as the case may be) shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.



  In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.



  If the Portfolio or Fund qualifies as a RIC that is accorded special tax treatment, it will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends.



  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are generally subject to a nondeductible 4% excise tax at the Portfolio or Fund level. However, this excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.



  Dividends declared by a Portfolio or Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio or Fund and received by the shareholders on December 31 of that year if paid by the Portfolio or Fund at any time during the following January.

  If a Portfolio or Fund were to fail to qualify as a RIC for any year, all of its income would be subject to tax at corporate rates. In addition, in order to requalify for taxation as a RIC, the Portfolio or Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.



  In addition to qualifying under subchapter M of the Code by meeting the requirements described above, each Portfolio and Fund intends to meet the diversification requirements of subchapter L of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes. In general, for a Portfolio or Fund to meet the investment diversification requirements of subchapter L of the Code, Treasury Regulation Section 1.817-5 requires that no more than 55% of the value of the total assets of the Portfolio or Fund be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. government securities (including any security that is issued, guaranteed, or insured by the United States or an instrumentality of the United States), each U.S. government agency or instrumentality is treated as a separate issuer. Alternatively, a portfolio underlying a variable contract will be adequately diversified if, as of the close of each quarter, the diversification requirements applicable to RICs are met and no more than 55% of the value of the total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other RICs. In addition, certain other rules may apply to separate accounts funding variable life contracts. Compliance with the subchapter L regulations is tested on the last day of each calendar quarter but may also be established within 30 days of such last day. Variable annuity and variable life insurance contracts generally may look through a RIC to the assets held by the RIC, and thus be treated as owning a proportionate share of such RIC's assets for purposes of meeting the diversification test, provided that the RIC meets certain requirements (including limitations on the nature of the RIC's shareholders).



  Furthermore, the Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner were considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Portfolios and Funds described herein, including retroactively.



  If a shareholder realizes a loss on a disposition of a Portfolio's or a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate accounts), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company holding separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE
INTERNATIONAL GROWTH FUND

The International Growth Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of income (without the receipt of cash) and may affect the timing or amount of the Fund's distributions. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.


  The foregoing discussion does not address the federal, state, local, or foreign tax consequences for the holders of variable annuity and variable life contracts. For more information regarding such tax consequences, holders of such contracts should consult the prospectus for the applicable contract.


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APPENDIX A

DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS:

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

- AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

- AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

- A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

- BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- B -- An obligation rated B is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

- CCC -- An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

- CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

- C -- A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be sued to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

- D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS:

- Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

- Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF FITCH CORPORATE BOND RATINGS

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, and C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% to 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% to 90% and D the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1 (degree). Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels IMIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

- MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

- MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

- MIG 3/VMIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

- SG -- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

- A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

- A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

- A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

- B -- A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- C -- A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

- D -- A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS:

The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.

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APPENDIX B

PROXY VOTING PROCEDURES OF WM ADVISORS, INC.

PROXY VOTING POLICIES

The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub advisor, including procedures to be used when a vote presents a conflict of interest, are attached.

THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client.

THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.

  ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.

CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.

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PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.

  The proxy voting guidelines are just that guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.

  WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.

  The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

1. AUDITORS

a. Vote FOR proposals to ratify auditors, unless any of the following apply:
  - An auditor has a financial interest in or association with the company, and is therefore not independent;
  - Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

a. Voting on Director Nominees in Uncontested Elections
  - Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board
  - Vote AGAINST proposals to classify the board.
  - Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)
  - Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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

d. Majority of Independent Directors/Establishment of Committees
  - Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
  - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

a. Shareholder Ability to Act by Written Consent
  - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
  - Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings
  - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
  - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements
  - Vote AGAINST proposals to require a supermajority shareholder vote.
  - Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting
  - Vote AGAINST proposals to eliminate cumulative voting.
  - Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting
  - Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
  - Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

a. Voting for Director Nominees in Contested Elections
  - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses
  - Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS
  - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS
  - Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS
  - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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8. CAPITAL STRUCTURE

a. Common Stock Authorization
  - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
  - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
  - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock
  - Vote AGAINST proposals to create a new class of common stock with superior voting rights.
  - Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
  - It is intended for financing purposes with minimal or no dilution to current shareholders; or
  - It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

a.
  - Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
  - Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

b. Management Proposals Seeking Approval to Reprice Options
  - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
  - Historic trading patterns
  - Rationale for the repricing
  - Value-for-value exchange
  - Option vesting
  - Term of the option
  - Exercise price
  - Participation

c. Employee Stock Purchase Plans
  - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
  - Vote FOR employee stock purchase plans where all of the following apply:
  - Purchase price is at least 85 percent of fair market value;
  - Offering period is 27 months or less; and
  - Potential voting power dilution (VPD) is ten percent or less.
  - Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

d. Shareholder Proposals on Compensation
  - Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES
  - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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FOREIGN (NON-U.S.) PROXIES

1. FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
  - Vote FOR approval of financial statements and director and auditor reports, unless:
  - there are concerns about the accounts presented or audit procedures used; or
  - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
  - Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
  - there are serious concerns about the accounts presented or the audit procedures used;
  - the auditors are being changed without explanation; or
  - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
  - Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  - ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

3. APPOINTMENT OF INTERNAL STATUTORY AUDITORS
  - Vote FOR the appointment or reelection of statutory auditors, unless:
  - there are serious concerns about the statutory reports presented or the audit procedures used;
  - questions exist concerning any of the statutory auditors being appointed; or
  - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

4. ALLOCATION OF INCOME
  - Vote FOR approval of the allocation of income, unless:
  - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  - the payout is excessive given the company's financial position.

5. STOCK (SCRIP) DIVIDEND ALTERNATIVE
  - Vote FOR most stock (scrip) dividend proposals.
  - Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6. AMENDMENTS TO ARTICLES OF ASSOCIATION
  - Vote amendments to the articles of association on a CASE-BY-CASE basis.

7. CHANGE IN COMPANY FISCAL TERM
  - Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

8. LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
  - Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

9. AMEND QUORUM REQUIREMENTS
  - Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10. TRANSACT OTHER BUSINESS
  - Vote AGAINST other business when it appears as a voting item.

11. DIRECTOR ELECTIONS
  - Vote FOR management nominees in the election of directors, unless:
  - there are clear concerns about the past performance of the company or the board; or
  - the board fails to meet minimum corporate governance standards.
  - Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  - Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

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  - Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

12. DIRECTOR COMPENSATION
  - Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  - Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  - Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  - Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

13. DISCHARGE OF BOARD AND MANAGEMENT
  - Vote FOR discharge of the board and management, unless:
  - there are serious questions about actions of the board or management for the year in question; or
  - legal action is being taken against the board by other shareholders.

14. DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
  - Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  - Vote AGAINST proposals to indemnify auditors.

15. BOARD STRUCTURE
  - Vote FOR proposals to fix board size.
  - Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  - Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

16. SHARE ISSUANCE REQUESTS

a. General Issuances
  - Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
  - Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

b. Specific Issuances
  - Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

17. INCREASES IN AUTHORIZED CAPITAL
  - Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  - Vote FOR specific proposals to increase authorized capital to any amount, unless:
  - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  - Vote AGAINST proposals to adopt unlimited capital authorizations.

18. REDUCTION OF CAPITAL
  - Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  - Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

19. CAPITAL STRUCTURES
  - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
  - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super voting shares.

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20. PREFERRED STOCK
  - Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
  - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines of equity issuance requests.
  - Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  - Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  - Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

21. DEBT ISSUANCE REQUESTS
  - Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  - Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  - Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

22. PLEDGING OF ASSETS FOR DEBT
  - Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

23. INCREASE IN BORROWING POWERS
  - Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

24. SHARE REPURCHASE PLANS:
  - Vote FOR share repurchase plans, unless:
  - clear evidence of past abuse of the authority is available; or
  - the plan contains no safeguards against selective buybacks.

25. REISSUANCE OF SHARES REPURCHASED:
  - Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

26. CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
  - Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

27. REORGANIZATIONS/RESTRUCTURINGS:
  - Vote reorganizations and restructurings on a CASE-BY-CASE basis.

28. MERGERS AND ACQUISITIONS:
  - Vote FOR mergers and acquisitions, unless:
  - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  - the company's structure following the acquisition or merger does not reflect good corporate governance.
  - Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
  - ABSTAIN if there is insufficient information available to make an informed voting decision.

29. MANDATORY TAKEOVER BID WAIVERS:
  - Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

30. REINCORPORATION PROPOSALS:
  - Vote reincorporation proposals on a CASE-BY-CASE basis.

31. EXPANSION OF BUSINESS ACTIVITIES:
  - Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

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32. RELATED-PARTY TRANSACTIONS:
  - Vote related-party transactions on a CASE-BY-CASE basis.

33. COMPENSATION PLANS:
  - Vote compensation plans on a CASE-BY-CASE basis.

34. ANTI-TAKEOVER MECHANISMS:
  - Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

35. SHAREHOLDER PROPOSALS:
  - Vote all shareholder proposals on a CASE-BY-CASE basis.
  - Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  - Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Adopted on July 22, 2003

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CAPITAL GUARDIAN TRUST COMPANY PROXY VOTING POLICY AND PROCEDURES



POLICY



Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.



FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE



CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.



  CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.



  As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.



SPECIAL REVIEW



From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.



PROCEDURES



PROXY REVIEW PROCESS



Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.



  The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.


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


  All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.



  For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.



  CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.



PROXY VOTING GUIDELINES



CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.



  CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.



  - CORPORATE GOVERNANCE. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.


  - CAPITAL STRUCTURE. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.


  - STOCK-RELATED COMPENSATION PLANS. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. , When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.


  - CORPORATE SOCIAL RESPONSIBILITY. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.



SPECIAL REVIEW PROCEDURES



If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.


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  Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.



  Any other proxy will be referred to the SRC if facts or circumstances warrant further review.



CGTC'S PROXY VOTING RECORD



Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.



ANNUAL ASSESSMENT



CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.



EFFECTIVE DATE



This policy is effective as of April 1, 2005.


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JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING PROCEDURES

JANUARY 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records. 1 All references to portfolio managers include assistant portfolio managers.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request. To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also

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given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

  The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines or otherwise is required to weigh in on a proxy voting decision, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

  A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION.

Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

  Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

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OPPENHEIMER FUNDS
498 SEVENTH AVENUE
NEW YORK, NEW YORK 10018

DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND
GUIDELINES

AUGUST 1, 2003

Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program. In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

OBJECTIVE

OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

PROXY VOTING AGENT

OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

PROXY VOTING COORDINATOR

The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

CONFLICTS OF INTEREST

OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.

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  When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

SUMMARY OF PORTFOLIO PROXY VOTING GUIDELINES

The following is a summary of the Portfolio Proxy Voting Guidelines under which OFI votes proxies relating to securities held by (i) the Oppenheimer funds, and
(ii) the funds for which OFI is the sub-adviser (unless the fund's adviser has advised OFI that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:
  - We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
  - In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.
  - We support shareholder proposals to reduce a super-majority vote requirement.
  - We oppose management proposals to add a super-majority vote requirement.
  - We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.
  - We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.
  - We oppose re-pricing of stock options.
  - In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

August 1, 2003

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DELAWARE MANAGEMENT BUSINESS TRUST

PROXY VOTING POLICIES AND PROCEDURES
(MARCH 2004)

INTRODUCTION

Delaware Management Business Trust ("DMBT") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each an "Adviser", and together with DMBT, the "Advisers"). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing each Adviser's proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; (ii) one representative from the compliance department; (iii) two representatives from the client services department; and (iv) one representative from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

  One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

  In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT's clients. If needed, the Committee has access to these records.

  DMBT provides ISS with the Procedures to use to analyze proxy statements on behalf of DMBT and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a

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particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by DMBT. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

  The Committee is responsible for overseeing ISS's proxy voting activities for DMBT's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client.

  The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company's management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT's votes are cast in accordance with the recommendations of the company's management. However, DMBT will normally vote against management's position when it runs counter to the Guidelines, and DMBT will also vote against management's recommendation when such position is not in the best interests of DMBT's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT's clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

  Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

  In the limited instances where DMBT is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote

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the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by DMBT.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

  DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of DMBT's clients (via ISS); (iv) records of a client's written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

PROXY VOTING GUIDELINES

The following Guidelines summarize DMBT's positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement:

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Generally vote FOR proposals to change the corporate name.

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CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Generally vote FOR proposals to ratify auditors, unless any of the following apply:
  - An auditor has a financial interest in or association with the company, and is therefore not independent
  - Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Generally vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining factors such as: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse
  - Implement or renew a dead-hand or modified dead-hand poison pill
  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Failed to act on takeover offers where the majority of the shareholders tendered their shares
  - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
  - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
  - Are audit committee members and the non-audit fees paid to the auditor are excessive.
  - Are inside directors or affiliated outside directors and the full board is less than majority independent
  - Sit on more than six public company boards

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size. Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Generally vote AGAINST proposals to classify the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote against proposals to eliminate cumulative voting.

Generally vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Generally vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
  - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  - Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
  - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).
  - Two-thirds independent board
  - All-independent key committees
  - Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
  - Long-term financial performance of the target company relative to its industry; management's track record
  - Background to the proxy contest
  - Qualifications of director nominees (both slates)
  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where DMBT votes in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

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POISON PILLS

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Generally vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
  - Purchase price
  - Fairness opinion
  - Financial and strategic benefits
  - How the deal was negotiated
  - Conflicts of interest
  - Other alternatives for the business
  - Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Impact on the balance sheet/working capital
  - Potential elimination of diseconomies
  - Anticipated financial and operating benefits
  - Anticipated use of funds
  - Value received for the asset
  - Fairness opinion
  - How the deal was negotiated
  - Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
  - Dilution to existing shareholders' position
  - Terms of the offer
  - Financial issues
  - Management's efforts to pursue other alternatives
  - Control issues
  - Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
  - The reasons for the change
  - Any financial or tax benefits
  - Regulatory benefits
  - Increases in capital structure
  - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:
  - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
  - Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
  - Prospects of the combined company, anticipated financial and operating benefits
  - Offer price
  - Fairness opinion
  - How the deal was negotiated
  - Changes in corporate governance
  - Change in the capital structure
  - Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
  - Tax and regulatory advantages
  - Planned use of the sale proceeds
  - Valuation of spinoff
  - Fairness opinion
  - Benefits to the parent company
  - Conflicts of interest
  - Managerial incentives
  - Corporate governance changes
  - Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Generally vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Generally vote FOR proposals to opt out of state disgorgement provisions.

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FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Generally vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Generally vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
  - It is intended for financing purposes with minimal or no dilution to current shareholders
  - It is not designed to preserve the voting power of an insider or significant shareholder

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ISSUE STOCK FOR USE WITH RIGHTS PLAN

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
  - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
  - Cash compensation, and
  - Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also generally WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Generally vote AGAINST retirement plans for nonemployee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
  - Historic trading patterns
  - Rationale for the repricing
  - Value-for-value exchange
  - Option vesting
  - Term of the option
  - Exercise price
  - Participation.

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EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Generally vote FOR employee stock purchase plans where all of the following apply:
  - Purchase price is at least 85 percent of fair market value
  - Offering period is 27 months or less, and
  - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Generally vote AGAINST employee stock purchase plans where any of the following apply:
  - Purchase price is less than 85 percent of fair market value, or
  - Offering period is greater than 27 months, or
  - The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

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PERFORMANCE-BASED STOCK OPTIONS

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
  - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
  - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should generally include the following:
  - The parachute should be less attractive than an ongoing employment opportunity with the firm
  - The triggering mechanism should be beyond the control of management
  - The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
  - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
  - The availability and feasibility of alternatives to animal testing to ensure product safety, and
  - The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
  - The company has already published a set of animal welfare standards and monitors compliance
  - The company's standards are comparable to or better than those of peer firms, and
  - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
  - Whether the proposal focuses on a specific drug and region
  - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
  - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
  - Whether the company already limits price increases of its products
  - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
  - The extent that peer companies implement price restraints

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GENETICALLY MODIFIED FOODS

Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
  - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
  - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
  - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
  - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
  - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
  - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
  - The company's existing healthcare policies, including benefits and healthcare access for local workers
  - Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
  - The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
  - The company's initiatives in this regard compared to those of peer companies

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PREDATORY LENDING

Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
  - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
  - Whether the company has adequately disclosed the financial risks of its subprime business
  - Whether the company has been subject to violations of lending laws or serious lending controversies
  - Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
  - Whether the company complies with all local ordinances and regulations
  - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
  - The risk of any health-related liabilities.

Advertising to youth:
  - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
  - Whether the company has gone as far as peers in restricting advertising
  - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
  - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
  - The percentage of the company's business affected
  - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
  - The percentage of the company's business affected
  - The feasibility of a spinoff
  - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
  - Whether there are publicly available environmental impact reports;
  - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
  - The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
  - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

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  - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
  - Environmentally conscious practices of peer companies, including endorsement of CERES
  - Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-by-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
  - Approximate costs of complying with current or proposed environmental laws
  - Steps company is taking to reduce greenhouse gasses or other environmental pollutants
  - Measurements of the company's emissions levels
  - Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
  - The company's level of disclosure lags that of its competitors, or
  - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
  - The nature of the company's business and the percentage affected
  - The extent that peer companies are recycling
  - The timetable prescribed by the proposal
  - The costs and methods of implementation
  - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
  - The nature of the company's business and the percentage affected
  - The extent that peer companies are switching from fossil fuels to cleaner sources
  - The timetable and specific action prescribed by the proposal
  - The costs of implementation
  - The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
  - A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
  - A report based on Global Reporting Initiative (GRI) or similar guidelines.

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Generally vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
  - The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
  - The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
  - The relevance of the issue to be linked to pay
  - The degree that social performance is already included in the company's pay structure and disclosed
  - The degree that social performance is used by peer companies in setting pay
  - Violations or complaints filed against the company relating to the particular social performance measure
  - Artificial limits sought by the proposal, such as freezing or capping executive pay
  - Independence of the compensation committee
  - Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
  - The company is in compliance with laws governing corporate political activities, and
  - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Generally vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Generally vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Generally vote AGAINST proposals to implement the China Principles unless:
  - There are serious controversies surrounding the company's China operations, and
  - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
  - The nature and amount of company business in that country
  - The company's workplace code of conduct

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  - Proprietary and confidential information involved
  - Company compliance with U.S. regulations on investing in the country
  - Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
  - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
  - Agreements with foreign suppliers to meet certain workplace standards
  - Whether company and vendor facilities are monitored and how
  - Company participation in fair labor organizations
  - Type of business
  - Proportion of business conducted overseas
  - Countries of operation with known human rights abuses
  - Whether the company has been recently involved in significant labor and human rights controversies or violations
  - Peer company standards and practices
  - Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
  - The company does not operate in countries with significant human rights violations
  - The company has no recent human rights controversies or violations, or
  - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
  - Company compliance with or violations of the Fair Employment Act of 1989
  - Company antidiscrimination policies that already exceed the legal requirements
  - The cost and feasibility of adopting all nine principles
  - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
  - The potential for charges of reverse discrimination
  - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
  - The level of the company's investment in Northern Ireland
  - The number of company employees in Northern Ireland
  - The degree that industry peers have adopted the MacBride Principles
  - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
  - Whether the company has in the past manufactured landmine components
  - Whether the company's peers have renounced future production

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Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
  - What weapons classifications the proponent views as cluster bombs
  - Whether the company currently or in the past has manufactured cluster bombs or their components
  - The percentage of revenue derived from cluster bomb manufacture
  - Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Generally vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
  - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
  - Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
  - The information is already publicly available or
  - The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:
  - The board composition is reasonably inclusive in relation to companies of similar size and business or
  - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
  - The degree of board diversity
  - Comparison with peer companies
  - Established process for improving board diversity
  - Existence of independent nominating committee
  - Use of outside search firm
  - History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
  - The company has well-documented equal opportunity programs
  - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  - The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
  - The composition of senior management and the board is fairly inclusive
  - The company has well-documented programs addressing diversity initiatives and leadership development

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  - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Generally vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a case-by-case basis, considering the following factors:
  - Board structure
  - Director independence and qualifications
  - Attendance at board and committee meetings.

Votes should be withheld from directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  - Ignore a shareholder proposal that is approved by a majority of shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Are interested directors and sit on the audit or nominating committee, or
  - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a case-by-case basis, considering the following factors:
  - Past performance as a closed-end fund
  - Market in which the fund invests
  - Measures taken by the board to address the discount
  - Past shareholder activism, board activity
  - Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Past performance relative to its peers
  - Market in which fund invests
  - Measures taken by the board to address the issues
  - Past shareholder activism, board activity, and votes on related proposals
  - Strategy of the incumbents versus the dissidents
  - Independence of directors
  - Experience and skills of director candidates
  - Governance profile of the company
  - Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Proposed and current fee schedules
  - Fund category/investment objective
  - Performance benchmarks
  - Share price performance compared to peers

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  - Resulting fees relative to peers
  - Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Generally vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Stated specific financing purpose
  - Possible dilution for common shares
  - Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Potential competitiveness
  - Regulatory developments
  - Current and potential returns
  - Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
  - The fund's target investments
  - The reasons given by the fund for the change
  - The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Proposals to change a fund's fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Political/economic changes in the target market
  - Consolidation in the target market
  - Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Potential competitiveness
  - Current and potential returns
  - Risk of concentration
  - Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
  - Strategies employed to salvage the company
  - The fund's past performance
  - Terms of the liquidation.

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CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
  - The degree of change implied by the proposal
  - The efficiencies that could result
  - The state of incorporation
  - Regulatory standards and implications.

Generally vote AGAINST any of the following changes:
  - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
  - Removal of shareholder approval requirement for amendments to the new declaration of trust
  - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
  - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
  - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
  - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a case-by-case basis, considering the following factors:
  - Regulations of both states
  - Required fundamental policies of both states
  - Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Generally vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a case-by-case basis, considering the following factors:
  - Fees charged to comparably sized funds with similar objectives
  - The proposed distributor's reputation and past performance
  - The competitiveness of the fund in the industry
  - Terms of the agreement.

MASTER-FEEDER STRUCTURE

Generally vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
  - Resulting fee structure
  - Performance of both funds
  - Continuity of management personnel
  - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where DMBT recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

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SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
  - Performance of the fund's NAV
  - The fund's history of shareholder relations
  - The performance of other funds under the advisor's management.

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OBERWEIS ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

POLICY

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES

Steven J. Lemire, Vice President, is responsible for monitoring corporate actions. Steven J. Lemire, Vice President, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Steven J. Lemire, Vice President, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Steven J. Lemire, Vice President, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

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CONFLICTS OF INTEREST

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.

RECORDKEEPING

GENERAL

The Adviser will maintain the following records:
  - these Policies and Procedures, including any amendments;
  - proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;
  - a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;
  - a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and
  - a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January   ,
2005.

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                                                                      SCHEDULE A

                           MEMBERS OF PROXY COMMITTEE

                             (as of August 1, 2003)

                                Patrick B. Joyce
                               James W. Oberweis
                               Martin L. Yokosawa

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                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION

                      PROXY VOTING POLICIES AND PROCEDURES

                      AMENDED AND RESTATED AS OF JULY 2004

I.    TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.   GENERAL GUIDELINES
III.  HOW CAM VOTES
IV.  CONFLICTS OF INTEREST
V.   VOTING POLICY
     (1)  ELECTION OF DIRECTORS
     (2)  PROXY CONTESTS
     (3)  AUDITORS
     (4)  PROXY CONTEST DEFENSES
     (5)  TENDER OFFER DEFENSES
     (6)  MISCELLANEOUS GOVERNANCE PROVISIONS
     (7)  CAPITAL STRUCTURE
     (8)  EXECUTIVE AND DIRECTOR COMPENSATION
     (9)  STATE OF INCORPORATION
     (10) MERGERS AND CORPORATE RESTRUCTURING
     (11) SOCIAL AND ENVIRONMENTAL ISSUES
     (12) MISCELLANEOUS
VI.  DISCLOSURE OF PROXY VOTING
VII. RECORDKEEPING AND OVERSIGHT

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                       CITIGROUP ASSET MANAGEMENT(1)(CAM)

                              NORTH AMERICA REGION

                      PROXY VOTING POLICIES AND PROCEDURES


I. TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III. HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

IV. CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

 (1) Procedures for Identifying Conflicts of Interest

       CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum


1 Citigroup Asset Management comprises Salomon Brothers Asset Management Inc,
  Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

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

  directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in
        Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this
        Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

 (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.


     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.


     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

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

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

       i. disclosing the conflict to clients and obtaining their consent before voting;

       ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

       iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or


       iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*


       CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

 (3) Third Party Proxy Voting Firm -- Conflicts of Interests

     With respect to a third party proxy voting firm described herein, CAM will periodically review such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.


V. VOTING POLICY



These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.



 (1) Election of Directors



     A. Voting on Director Nominees in Uncontested Elections.


       1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

       1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:


         - Designation of a lead director



         - Majority of independent directors (supermajority)



         - All independent key committees



         - Size of the company (based on market capitalization)



         - Established governance guidelines



         - Company performance



* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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     C. Majority of Independent Directors

       1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

       2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

       1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E.Term of Office


       1. We vote against shareholder proposals to limit the tenure of independent directors.


     F. Director and Officer Indemnification and Liability Protection

       1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

       2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

       3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

       4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

     G. Director Qualifications

       1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.


       2. We vote against shareholder proposals requiring two candidates per board seat.



 (2) Proxy Contests



     A. Voting for Director Nominees in Contested Elections


       1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses


       1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.


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 (3) Auditors



     A. Ratifying Auditors


       1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

     B. Financial Statements and Director and Auditor Reports

       1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

     C. Remuneration of Auditors

       1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

     D. Indemnification of Auditors

       1. We vote against proposals to indemnify auditors.


 (4) Proxy Contest Defenses



     A. Board Structure: Staggered vs. Annual Elections


       1. We vote against proposals to classify the board.

       2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

       1. We vote against proposals that provide that directors may be removed only for cause.

       2. We vote for proposals to restore shareholder ability to remove directors with or without cause.


       3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.


       4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting


       1. We vote against proposals to eliminate cumulative voting.


       2. We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings


       1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.


       2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent


       1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.



       2. We vote for proposals to allow or make easier shareholder action by written consent.


     F. Shareholder Ability to Alter the Size of the Board

       1. We vote for proposals that seek to fix the size of the board.

       2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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     G. Advance Notice Proposals


       1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.


     H. Amendment of By-Laws


       1. We vote against proposals giving the board exclusive authority to amend the by-laws.


       2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

     I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

       We review on a case-by-case basis all proposals seeking amendments to the articles of association.

       We vote for article amendments if:


       - shareholder rights are protected;



       - there is negligible or positive impact on shareholder value;



       - management provides adequate reasons for the amendments; and



       - the company is required to do so by law (if applicable).



 (5) Tender Offer Defenses



     A. Poison Pills


       1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

       2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.


       3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision -- poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.



     B. Fair Price Provisions



       1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


       2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. Greenmail

       1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

       2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

       1. We vote against dual class exchange offers.

       2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

       1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

       2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

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

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

       1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

       2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

       1. We vote for shareholder proposals to require approval of blank check preferred stock issues.


 (6) Miscellaneous Governance Provisions



     A. Confidential Voting


       1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

       2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

       1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

       1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

       1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

     E. Other Business

       We vote for proposals that seek to bring forth other business matters.

     F. Adjourn Meeting

       We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.


     G. Lack of Information


       We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

 (7) Capital Structure

     A. Common Stock Authorization

       1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

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

       2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

         a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

         b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

       3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

       1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

       1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

       1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

       2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

       3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

       4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

       1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

       1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

         a) Size of the Company.

         b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

         c) Percentage of the rights offering (rule of thumb less than 5%).


       2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.


     G. Debt Restructuring

       1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

       1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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


     I. Dual-Class Stock



       1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:



         - It is intended for financing purposes with minimal or no dilution to current shareholders



         - It is not designed to preserve the voting power of an insider or significant shareholder


     J. Issue Stock for Use with Rights Plan


       1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).


     K. Debt Issuance Requests


       When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.



       We vote for debt issuances for companies when the gearing level is between zero and 100 percent.



       We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.


     L. Financing Plans

       We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

 (8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals


       1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features


         a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
            Section 162(m) of the Internal Revenue Code.

       2. Amendments to Added Performance-Based Goals


         a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.



       3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA



         a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.


       4. Approval of Cash or Cash-and-Stock Bonus Plans


         a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.


     B. Expensing of Options

       We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

       We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

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

     D. Shareholder Proposals to Limit Executive and Director Pay

       1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

       2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

         We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed
         the 10% threshold, we would also consider the   % relative to the
         common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:


         - Compensation committee comprised of independent outside directors



         - Maximum award limits



         - Repricing without shareholder approval prohibited


     E. Golden Parachutes


       1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.



       2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.



     F. Employee Stock Ownership Plans (ESOPs)


       1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans


       1. We vote for proposals to implement a 401(k) savings plan for employees.


     H. Stock Compensation Plans


       1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.


       2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans


       1. We vote against retirement plans for nonemployee directors.



       2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.



     J. Management Proposals to Reprice Options



       1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:



         - Historic trading patterns



         - Rationale for the repricing



         - Value-for-value exchange



         - Option vesting



         - Term of the option


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


         - Exercise price



         - Participation



     K. Shareholder Proposals Recording Executive and Director Pay



       1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



       2. We vote against shareholder proposals requiring director fees be paid in stock only.



       3. We vote for shareholder proposals to put option repricing to a shareholder vote.



       4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



 (9) State/Country of Incorporation



     A. Voting on State Takeover Statutes



       1. We vote for proposals to opt out of state freezeout provisions.



       2. We vote for proposals to opt out of state disgorgement provisions.



     B. Voting on Re-incorporation Proposals



       1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc);
          advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.


     C. Control Share Acquisition Provisions


       1. We vote against proposals to amend the charter to include control share acquisition provisions.


       2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

       3. We vote for proposals to restore voting rights to the control shares.


       4. We vote for proposals to opt out of control share cashout statutes.



(10) Mergers and Corporate Restructuring



     A. Mergers and Acquisitions


       1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

       1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

     C. Spin-offs

       1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

       1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations


       1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights


       1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.


     G. Changing Corporate Name

       1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

       1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

     I. Stakeholder Provisions

       1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.


(11) Social and Environmental Issues



     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;


        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;



        4. whether the issues presented should be dealt with through government or company-specific action;



        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;



        6. whether the company's analysis and voting recommendation to shareholders is persuasive;



        7. what other companies have done in response to the issue;



        8. whether the proposal itself is well framed and reasonable;



        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and



       10. whether the subject of the proposal is best left to the discretion of the board.



     B. Among the social and environmental issues to which we apply this analysis are the following:



       1. Energy and Environment



       2. Equal Employment Opportunity and Discrimination



       3. Product Integrity and Marketing



       4. Human Resources Issues


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


(12) Miscellaneous



     A. Charitable Contributions



       1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.


     B. Operational Items

       1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.


       2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



       3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).


       4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

       5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.


       6. We vote against proposals to approve other business when it appears as voting item.


     C. Route Agenda Items

       In some markets, shareholders are routinely asked to approve:


       - the opening of the shareholder meeting



       - that the meeting has been convened under local regulatory requirements



       - the presence of a quorum



       - the agenda for the shareholder meeting



       - the election of the chair of the meeting



       - regulatory filings



       - the allowance of questions



       - the publication of minutes



       - the closing of the shareholder meeting


       We generally vote for these and similar routine management proposals.

     D. Allocation of Income and Dividends

       We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

     E. Stock (Scrip) Dividend Alternatives


       1. We vote for most stock (scrip) dividend proposals.



       2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.
     (1) through (12).



     The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.


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


VI. DISCLOSURE OF PROXY VOTING



CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.



If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.



VII. RECORD KEEPING AND OVERSIGHT


CAM shall maintain the following records relating to proxy voting:

  - a copy of these policies and procedures;


  - a copy of each proxy form (as voted);


  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;


  - documentation relating to the identification and resolution of conflicts of interest;


  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and


  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.



Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.


Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

APPENDIX A

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

  The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

  The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

  While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

  A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.


1,2 As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

  As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.


  The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.


3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

APPENDIX B

PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                               WM VARIABLE TRUST
                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Agreement and Declaration of Trust

(1) Agreement and Declaration of Trust dated January 29, 1993 -- incorporated by reference to Post-Effective Amendment ("PEA") No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(2) Amendment No. 1 to the Trust's Agreement and Declaration of Trust dated April 27, 1993 -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(3) Amendment No. 2 to the Trust's Agreement and Declaration of Trust dated September 22, 1993 -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(b) Bylaws

(1) Bylaws of the Trust -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(A) Amendment dated February 20, 2002 to Bylaws -- incorporated by reference to PEA No. 23 to the Registrant's Registration Statement filed with the SEC on February 28, 2002.

(c) Instruments defining the Rights of Shareholders -- See (a) and (b) above.

(d) Investment Advisory Contracts


(1) Amended and Restated Investment Management Agreement dated February 19, 2004 between the Trust and WM Advisors, Inc. -- incorporated by reference to PEA No. 28 to the Registrant's Registration Statement filed with the SEC on April 29, 2004.


(2) Amendment Agreement dated January 1, 2000 among the Trust, WM Advisors, Inc., and Capital Guardian Trust Company ("Capital Guardian") with respect to the International Growth Fund -- incorporated by reference to PEA No. 20 of the Registrant's Registration Statement filed with the SEC on February 28, 2001.

(3) Investment Sub-Advisory Agreement dated April 3, 2002 between WM Advisors, Inc. and Janus Capital Management LLC with respect to the Growth Fund -- incorporated by reference to PEA No. 24 of the Registrant's Registration Statement filed with the SEC on April 29, 2002.

(4) Investment Sub-Advisory Agreement dated June 23, 1999 between WM Advisors, Inc. and Capital Guardian with respect to the International Growth Fund -- incorporated by reference to PEA No. 18 of the Registrant's Registration Statement filed with the SEC on February 15, 2000.

(5) Investment Sub-Advisory Agreement dated March 1, 2002 between WM Advisors, Inc. and Columbia Management Company with respect to the Growth Fund -- incorporated by reference to PEA No. 24 of the Registrant's Registration Statement filed with the SEC on April 29, 2002.

(6) Investment Sub-Advisory Agreement dated March 1, 2002 between WM Advisors, Inc. and OppenheimerFunds, Inc. with respect to the Growth Fund -- incorporated by reference to PEA No. 24 of the Registrant's Registration Statement filed with the SEC on April 29, 2002.

(7) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Salomon Brothers Asset Management, Inc. dated March 1, 2005 with respect to the Growth Fund -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.

(8) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Delaware Management Company dated April 1, 2005 with respect to the Small Cap Growth Fund -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.

(9) Investment Sub-Advisory Agreement between WM Advisors, Inc. and Oberweis Asset Management, Inc. dated March 1, 2005 with respect to the Small Cap Growth Fund -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.

(10) Amended and Re-Stated Investment Sub-Advisory Agreement between WM Advisors, Inc. and Janus Capital Management LLC dated November 9, 2004 with respect to the Growth Fund -- filed herewith.

(e) Underwriting Contracts

(1) Distribution Agreement dated January 30, 1998 between the Trust and WM Funds Distributor, Inc. (formerly known as Composite Funds Distributor, Inc.) -- incorporated by reference to PEA No. 13 to the Registrant's Registration Statement filed with the SEC on February 27, 1998.

(2) Participation Agreement among the Trust, WM Funds Distributor, Inc., American General Life Insurance Company, and American General Securities Incorporated dated July 12, 1999 -- incorporated by reference to PEA No. 19 to the Registrant's Registration Statement filed with the SEC on May 1, 2000.

(3) Amended and Restated Distribution Agreement between the Trust and WM Funds Distributor, Inc. dated February 20, 2003 -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on April 30, 2003.

(4) Participation Agreement among the Trust, Standard Insurance Company, and WM Funds Distributor, Inc. dated January 20, 2005 -- filed herewith.

(f) Bonus or Profit Sharing Plans -- Not Applicable.

(g) Custody Agreement dated January 1, 1996 between the Trust and Boston Safe Deposit & Trust Company -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed with the SEC on February 28, 1997.

(h) Other Material Contracts

(1) Amended and Restated Transfer Agent Contract with respect to WM Variable Trust dated January 1, 2004 -- incorporated by reference to PEA No. 27 to the Registrant's Registration Statement filed with the SEC on February 13, 2004.

(2) Administration Agreement dated January 30, 1998 -- incorporated by reference to PEA No. 13 to the Registrant's Registration Statement filed with the SEC on February 27, 1998.

(3) Transfer Agent and Shareholder Services Agreement with respect to WM Variable Trust dated February 17, 2005 -- filed herewith.

(i) Legal Opinion of Ropes & Gray -- incorporated by reference to PEA No. 15 to the Registrant's Registration Statement filed with the SEC on April 1, 1998.

(1) Opinion and Consent of Counsel dated April 22, 2003 for the REIT Fund -- incorporated by reference to PEA No. 26 to the Registrant's Registration Statement filed with the SEC on April 30, 2003.


(2) Opinion and Consent of Counsel dated April 28, 2004 for the Small Cap Value Fund and High Yield Fund -- incorporated by reference to PEA No. 28 to the Registrant's Registration Statement filed with the SEC on April 29, 2004.


(3) Opinion and Consent of Counsel dated April 28, 2000 for the Mid Cap Stock Fund -- incorporated by reference to PEA No. 28 to the Registrant's Registration Statement filed with the SEC on April 29, 2004.

(j) Consent of Independent Registered Public Accounting Firm -- filed herewith.


(k) Omitted Financial Statements -- Not Applicable.


(l) Initial Capital Agreements -- Not Applicable.

(m) 12b-1 Plan -- Form of Class 2 Distribution Plan -- incorporated by reference to PEA No. 21 to the Registrant's Registration Statement filed with the SEC on April 6, 2001.

(n) Rule 18f-3 Plan -- Form of Rule 18f-3 Plan -- incorporated by reference to PEA No. 21 to the Registrant's Registration Statement filed with the SEC on April 6, 2001.

(o) Reserved

(p) Codes of Ethics


(1) WM Group of Funds, WM Advisors, and WM Funds Distributor, Inc. Code of Ethics dated February 5, 2005 -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.



(2) Janus Capital Management LLC Code of Ethics dated March 22, 2005 -- filed herewith.



(3) Capital Guardian Trust Company Code of Ethics dated November 30, 2004 -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.



(4) Oppenheimer Funds Inc. Code of Ethics dated February 1, 2005 -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.



(5) Salomon Brothers Asset Management, Inc. Code of Ethics dated January 15, 2004 -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.



(6) Delaware Management Company Code of Ethics dated December 2004 -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.



(7) Oberweis Asset Management, Inc. Code of Ethics dated January 10, 2005 -- incorporated by reference to PEA No. 30 to the Registrant's Registration Statement filed with the SEC on February 28, 2005.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to March 20, 1998, the Trust was known as the Sierra Variable Trust. Separate Account D of American General Life Insurance Company is currently the sole shareholder of, and may be deemed to control, the Trust. American General Life Insurance Company is a subsidiary of American General Corporation.

The list of American General Corporation's active subsidiaries is hereby incorporated by reference to Item 26 of the Form N-4 registration statement of American General Life Insurance Company and its Separate Account D, File Nos. 33-57730 and 811-2441, respectively.

The Registrant is operated under the supervision of WM Advisors. WM Advisors is affiliated with Shareholder Services, which serves as transfer agent for the Registrant. An affiliate of WM Advisors, WM Funds Distributor, Inc. ("WM Funds Distributor") serves as the principal underwriter and distributor for the Registrant. WM Advisors, Shareholder Services and WM Funds Distributor serve in the same respective capacities for the four other registered investment companies.

WM Advisors, Shareholder Services, and WM Funds Distributor are all wholly owned subsidiaries of Washington Mutual, Inc. and are all incorporated under the laws of the State of Washington.

ITEM 25. INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust to its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding is brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article 13 of the Registrant's Bylaws provides in relevant part:

For purposes of the determination or opinion referred to in clause (c) of the final sentence of Article VIII, Section 1 of the Declaration of Trust, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person (as defined in such Article VIII, Section 1) a rebuttable presumption that the Covered Person has not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

(a) WM Advisors, Inc.

WM Advisors, Inc. is a wholly owned, indirect subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

The list of officers and directors required by this Item 26, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by such persons during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WM Advisors, Inc. pursuant to the Advisors Act (SEC File No. 801-4855).

(b) Janus Capital Management LLC ("Janus")

Janus is an investment advisor registered under the Advisers Act and acts as investment advisor for registered investment companies, foreign investment companies and for individual, charitable, corporate and retirement accounts. Janus and its affiliates provide a variety of trust, investment management and investment advisory services.

The list as required by this Item 26 of officers and directors of Janus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Janus pursuant to the Advisers Act (SEC File No. 801-13991).

(c) OppenheimerFunds, Inc. (Oppenheimer")

Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

The list as required by this Item 26 of officers and directors of Oppenheimer, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oppenheimer pursuant to the Advisers Act (SEC File No. 801-8253).

(d) Capital Guardian Trust Company ("Capital Guardian")

Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provided investment management services.

The list as required by this Item 26 of officers and directors of Capital Guardian, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Capital Guardian pursuant to the Advisers Act (SEC File No. 801-60145).

(e) Salomon Asset Management, Inc. ("Salomon")

Salomon is a wholly owned subsidiary of Citigroup Inc.

The list as required by this Item 26 of officers and directors of Citigroup, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Citigroup pursuant to the Advisers Act (SEC File No. 801-32046).

(f) Delaware Management Company ("Delaware")

Delaware is a series of Delaware Business Management Trust, an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

The list as required by this Item 26 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).

(g) Oberweis Asset Management, Inc. ("Oberweis")

Oberweis is a specialty asset management firm that provides investment advisory advice to funds, institutions, and individual investors on a broad range of products.

The list as required by this Item 26 of officers and directors of Oberweis, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oberweis pursuant to the Advisers Act (SEC File No. 801-35657).

ITEM 27: PRINCIPAL UNDERWRITERS

(a) The principal underwriter for the Registrant is WM Funds Distributor, Inc. ("WMFD") WMFD also acts as the principal underwriter for WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.

(b) The information required by this Item 27 with respect to each Director and Officer of WMFD is incorporated by reference to Schedule A of Form BD filed by WMFD with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-050200).

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101; the offices of the Registrant's custodian, Mellon Trust of New England, National Association, One Boston Place, Boston, MA 02108; the offices of the Registrant's sub-advisors: Janus, 100 Fillmore Street, Suite 300, Denver, Colorado 80206; Capital Guardian, Investment Office, 333 South Hope St., Los Angeles, CA 90071; Oppenheimer, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10018; Salomon, 399 Park Avenue, New York, New York 10022; Delaware, 2005 Market Street, Philadelphia, Pennsylvania 19103; and Oberweis, 951 Ice Cream Drive, North Aurora, Illinois 60542; the offices of the Registrant's transfer agent, WM Shareholder Services, Inc., 1201 Third Ave, 22nd Floor, Seattle, Washington 98101l; and the offices of the Registrant's sub-transfer agent, PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

ITEM 29. MANAGEMENT SERVICES

The Registrant is not a party to any management related contract other than as set forth in the Prospectus and Statement of Additional Information.

ITEM 30. UNDERTAKINGS

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, and State of Washington on the 29th day of April 2005.

                                WM VARIABLE TRUST

                              /S/WILLIAM G. PAPESH
                              ---------------------
                              WILLIAM G. PAPESH, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                   DATE
--------------------------     -----------------------     --------------
/s/WILLIAM G. PAPESH           President and Trustee       April 29, 2005
-------------------------
William G. Papesh

/s/JEFFERY L. LUNZER           Chief Financial Officer     April 29, 2005
--------------------------     (and principal
Jeffery L. Lunzer              accounting officer)

KRISTIANNE BLAKE*              Trustee                     April 29, 2005
-------------------------
Kristianne Blake

EDMOND R. DAVIS*               Trustee                     April 29, 2005
-------------------------
Edmond R. Davis

ANNE V. FARRELL*               Trustee                     April 29, 2005
-------------------------
Anne V. Farrell

CARROL R. MCGINNIS*            Trustee                     April 29, 2005
-------------------------
Carrol R. McGinnis

MICHAEL K. MURPHY*             Trustee                     April 29, 2005
-------------------------
Michael K. Murphy

ALFRED E. OSBORNE, JR.*        Trustee                     April 29, 2005
-------------------------
Alfred E. Osborne, Jr.

DANIEL L. PAVELICH*            Trustee                     April 29, 2005
-------------------------
Daniel L. Pavelich

JAY ROCKEY*                    Trustee                     April 29, 2005
-------------------------
Jay Rockey

RICHARD C. YANCEY*             Trustee                     April 29, 2005
-------------------------
Richard C. Yancey

                             /s/ WILLIAM G. PAPESH
                             --------------------------
                             WILLIAM G. PAPESH

* Pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX

(d)(10) Amended and Re-Stated Investment Sub-Advisory Agreement between WM Advisors, Inc. and Janus Capital Management LLC dated November 9, 2004.

(e)(4) Participation Agreement among the Trust, Standard Insurance Company, and WM Funds Distributor, Inc. dated January 20, 2005.

(h)(3) Transfer Agent and Shareholder Services Agreement dated February 17,
2005.

(j) Consent of Independent Registered Public Accounting Firm.

(p)(2) Janus Capital Management LLC Code of Ethics dated March 22, 2005.